  As filed with the Securities and Exchange Commission on April 30, 2002



                      Registration No. 33-55152 811-7368

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM N-4
               REGISTRATION STATEMENT UNDER THE SECURITIES ACT
                        OF 1933 Pre-Effective Amendment
                                      No.


                      Post-Effective Amendment No. 15 [X]

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                             Amendment No. 16 [X]





                           SEPARATE ACCOUNT VA-2LNY
                          (Exact Name of Registrant)

                  TRANSAMERICA LIFE INSURANCE COMPANY OF NEW
                YORK (formerly called, First Transamerica Life
                              Insurance Company)
                              (Name of Depositor)

                  100 Manhattanville Road, Purchase, NY 10577
             (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including Area Code: (914) 701-6000

Name and Address of Agent for Service:            Copy to:

Frank A. Camp, Esquire                       Frederick R. Bellamy, Esquire
Transamerica Life Insurance Company          Sutherland, Asbill & Brennan L.L.P.
of New York                                  1275 Pennsylvania Avenue, N.W.
4333 Edgewood Road N.E.                      Washington, D.C. 20004-2404
Cedar Rapids, IA 52499-0001

   Approximate date of proposed sale to the public: As soon as practicable after effectiveness of the Registration Statement.

Title of securities being registered:
Variable Annuity Contracts


         It is proposed that this filing will become effective:
            [_] immediately upon this filing pursuant to paragraph  (b)

            [X] on May 1, 2002 pursuant to paragraph  (b)

            [_] 60 days after filing pursuant to paragraph  (a) (i)
            [_] on pursuant to paragraph (a) (i)


         If appropriate, check the following box:
                         [] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                          Dreyfus/Transamerica Triple
                         Advantage(R) Variable Annuity

                  A Flexible Premium Deferred Variable Annuity

                                   Issued By

                Transamerica Life Insurance Company of New York

              Offering 27 Sub-Accounts within the Variable Account
                     Designated as Separate Account VA-2LNY

                         In Addition to A Fixed Account

Prospectus

May 1, 2002


..  This prospectus contains information you should know before investing.
   Please keep this prospectus for future reference.

.. You can obtain more information about the certificate by requesting a copy of the Statement of Additional Information (SAI) dated May 1, 2002. The SAI is available free by writing to Transamerica Life Insurance Company of New York, Annuity Service Center, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or by calling 877-717-8861. The current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The table of contents of the SAI is included at the end of this prospectus.


..  The SEC's web site is http://www.sec.gov


..  Transamerica's web site is http://www.transamericaservice.com

..  The certificate and the investment options are:

  .  subject to risks, including loss of your investment;
  .  not guaranteed to achieve their goal;
  .  not bank deposits; and
  .  not insured.

.. Neither the SEC nor any state securities commission has approved this investment offering or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

AEGON/TRANSAMERICA SERIES FUND, INC.


Managed by Transamerica


Investment Management, LLC


Transamerica Equity


DREYFUS VARIABLE INVESTMENT FUND -SERVICE CLASS
Managed by The Dreyfus Corporation
Appreciation Portfolio
Balanced Portfolio
Disciplined Stock Portfolio
Growth and Income Portfolio
International Equity Portfolio
International Value Portfolio
Limited Term High Income Portfolio
Quality Bond Portfolio
Small Cap Portfolio
Small Company Stock Portfolio
Special Value Portfolio

DREYFUS VARIABLE INVESTMENT FUND
Managed by The Dreyfus Corporation
Money Market Portfolio

DREYFUS STOCK INDEX FUND -SERVICE CLASS
Managed by The Dreyfus Corporation and Mellon Equity Associates

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - SERVICE CLASS Managed by The Dreyfus Corporation and NCM Capital Management Group

DREYFUS INVESTMENT PORTFOLIOS -SERVICE CLASS
Managed by The Dreyfus Corporation
Core Bond Portfolio
Core Value Portfolio
Emerging Leaders Portfolio
Emerging Markets Portfolio
European Equity Portfolio
Founders Discovery Portfolio
Founders Growth Portfolio
Founders International Equity Portfolio
Founders Passport Portfolio
Japan Portfolio
MidCap Stock Portfolio
Technology Growth Portfolio

TABLE OF CONTENTS          Page

SUMMARY..................    4
PERFORMANCE DATA.........   13
TRANSAMERICA LIFE
 INSURANCE COMPANY OF NEW
 YORK AND THE VARIABLE
 ACCOUNT.................   14
 Transamerica Life
  Insurance Company of
  New York...............   14
 Published Ratings.......   14
 Insurance Marketplace
  Standards Association..   14
 The Variable Account....   15
THE FUNDS................   15
 Resolution of Possible
  Conflicts..............   16
 Sources of Additional
  Information............   16
 Addition, Deletion or
  Substitution...........   16
THE FIXED ACCOUNT........   17
 The Interest Rate of the
  Fixed Account..........   17
 Transfers from the Fixed
  Account................   18
 Transfers into the Fixed
  Account................   18
THE CERTIFICATE..........   18
CERTIFICATE APPLICATION
 AND PURCHASE PAYMENTS...   18
 Purchase Payments.......   18
 Right to Cancel Option..   19
 Additional Purchase
  Payments...............   19
 Choosing One or More
  Investment Options.....   19
CERTIFICATE VALUE........   19
 How Your Variable
  Accumulation Units Are
  Created................   20
 How Variable
  Accumulation Units
  Values Are Calculated..   20
 Transferring Among Sub-
  Accounts...............   20
TRANSFERS................   20
 Before the Annuity
  Date...................   20
 Possible Restrictions...   21
 Dollar Cost Averaging...   21
 Special Dollar Cost
  Averaging Option.......   22
 Eligibility
  Requirements...........   22
 Automatic Asset
  Rebalancing............   22
 Transfers After the
  Annuity Date...........   22
CASH WITHDRAWALS.........   23
 Withdrawals.............   23
 Fees Relating to
  Withdrawals or
  Surrenders.............   23
 Additional Withdrawal
  and Surrender
  Provisions.............   24
 Systematic Withdrawal
  Option.................   24
 Eligibility and Rules of
  the Systematic
  Withdrawal Option......   24


                                                                            Page

 Automatic Payout Option, or APO...........................................  25
DEATH BENEFIT..............................................................  25
 Guaranteed Minimum Death Benefit..........................................  25
 Adjusted Partial Withdrawals..............................................  26
 Payment of Death Benefit..................................................  26
 Designation of Beneficiaries..............................................  26
 Death of Annuitant Before the Annuity Date................................  26
 Death of Owner Before the Annuity Date....................................  26
 Death of Annuitant or Owner After the Annuity Date........................  26
CHARGES AND DEDUCTIONS.....................................................  27
 Contingent Deferred Sales Load/Surrender Charge...........................  27
 Administrative Charges....................................................  28
 Mortality and Expense Risk Charge.........................................  29
 Premium Taxes.............................................................  29
 Transfer Fee..............................................................  29
 Systematic Withdrawal Option..............................................  30
 Automatic Asset Rebalancing Option........................................  30
 Taxes.....................................................................  30
 Portfolio Expenses........................................................  30
DISTRIBUTION OF THE CERTIFICATE............................................  30
ANNUITY PAYMENTS...........................................................  30
 Annuity Date..............................................................  30
 Annuity Payment...........................................................  31
 Election of Annuity Forms and Payment Options.............................  31
 Annuity Payment Options...................................................  31
 Fixed Annuity Payment Option..............................................  32
 Variable Annuity Payment Option...........................................  32
 Annuity Forms.............................................................  32
 General...................................................................  33
 Alternate Fixed Annuity Rates.............................................  33
QUALIFIED CERTIFICATES.....................................................  34
 Various Tax Penalties May Apply...........................................  34
 The Automatic Payout Option, or APO.......................................  34
 Restrictions under Section 403(b) Programs................................  35
FEDERAL TAX MATTERS........................................................  35
 Introduction..............................................................  35
 Purchase Payments.........................................................  36
 Taxation of Annuities In General..........................................  36
 Withdrawals...............................................................  36
 Annuity Payments..........................................................  36
 Withholding...............................................................  37
 Penalty Tax...............................................................  37
 Taxation of Death Benefit Proceeds........................................  37

TABLE OF CONTENTS (continued)                                              Page

 Required Distributions upon Owner's Death................................  37
 Transfers, Assignments, or Exchanges of the Certificate..................  38
 Annuity Contracts Purchased by Nonresident Aliens and Foreign
  Corporations............................................................  38
 Multiple Certificates....................................................  39
QUALIFIED CERTIFICATES....................................................  39
 In General...............................................................  39
 Qualified Pension and Profit Sharing Plans...............................  39
 Individual Retirement Annuities, Simplified Employee Plans and Roth
  IRAs....................................................................  40
 Tax Sheltered Annuities..................................................  41
 Restrictions under Qualified Certificates................................  41


                                                                            Page

 Possible Changes in Taxation..............................................  41
 Other Tax Consequences....................................................  41
LEGAL PROCEEDINGS..........................................................  41
ACCOUNTANTS AND FINANCIAL STATEMENTS.......................................  41
VOTING RIGHTS..............................................................  42
REINSTATEMENTS.............................................................  42
AVAILABLE INFORMATION......................................................  42
STATEMENT OF ADDITIONAL INFORMATION-- TABLE OF CONTENTS....................  43
APPENDIX A
 Example of Calculations...................................................  44
APPENDIX B
 Condensed Financial Information...........................................  45
APPENDIX C
 Definitions...............................................................  51

SUMMARY

You will find a list of definitions of the terms used in this prospectus in Appendix C.

The Certificate

We designed the flexible premium deferred variable annuity, the certificate described in this prospectus, to aid individuals in long-term financial planning for retirement or other purposes. You may use the certificate:

..  with non-qualified plans;

.. as an individual retirement annuity that qualifies for special tax treatment under Internal Revenue Code (the "Code") Section 408, IRA; or

.. as an individual retirement annuity that qualifies for special tax treatment under Code Section 408A, Roth IRA.

Additionally, with our prior approval, you may use the certificate:

..  as an annuity under Code Section 403(b) Revenue Rule 90-24 (transfers only);
   and

..  with various types of qualified pension and profit-sharing plans under
   Section 401(a) of the Code.

Variable Account Fee Table

The purpose of the following table is to help you understand the various costs and expenses that you, as the owner will bear directly and indirectly. The table reflects expenses of the variable account and the portfolios for the fiscal year ended December 31, 2001. The table assumes that the entire certificate value is in the variable account. The information set forth should be considered together with the narrative provided under the heading Charges and Deductions in this prospectus, and with the funds' prospectuses. In addition to the expenses listed below, premium taxes may apply.

--------------------------------------------------------------------------------

                           ANNUITY CONTRACT FEE TABLE

--------------------------------------------------------------------------------

        Certificate Owner                  Variable Account Annual Expenses
    Transaction Expenses(/1/)        (as a percentage of average account value)
--------------------------------------------------------------------------------
Sales Charge Imposed On                 Mortality and Expense Risk
 Purchase Payments.........     0        Charges...................... 1.25%
Maximum Contingent Deferred             Administrative Expense
 Sales Load(/2/)...........     6%       Charge(/5/).................. 0.15%
Transfer Fee(/3/)..........  $0 - $10   TOTAL VARIABLE ACCOUNT ANNUAL
Annual Certificate                       EXPENSES..................... 1.40%
 Fee(/4/)..................  $0 - $30

--------------------------------------------------------------------------------
                           Portfolio Annual Expenses
 (as a percentage of assets after any fee waiver and/or expense reimbursement)
--------------------------------------------------------------------------------


                            Management  Other     Rule 12b-1   Total Portfolio
                               Fees    Expenses Fees(/6/)(/7/) Annual Expenses
------------------------------------------------------------------------------
  Transamerica Equity         0.75%     0.10%         --            0.85%
  Appreciation                0.75%     0.10%       0.25%           1.10%
  Balanced(/8/)               0.75%     0.16%       0.09%           1.00%
  Disciplined Stock(/8/)      0.75%     0.13%       0.12%           1.00%
  Growth and Income(/8/)      0.75%     0.12%       0.14%           1.01%
  International Equity        0.75%     0.47%       0.25%           1.47%
  International Value(/8/)    0.80%     0.60%       0.00%           1.40%
  Limited Term High
   Income(/8/)                0.65%     0.25%       0.01%           0.91%
  Money Market                0.50%     0.08%         --            0.58%
  Quality Bond                0.65%     0.11%       0.25%           1.01%
  Small Cap                   0.75%     0.11%       0.25%           1.11%
  Small Company Stock         0.75%     0.39%       0.25%           1.39%
  Special Value(/8/)          0.74%     0.24%       0.02%           1.00%
  Stock Index                 0.25%     0.07%       0.25%           0.57%
  Socially Responsible
   Growth                     0.75%     0.09%       0.25%           1.09%
  Core Bond(/8/)              0.43%     0.30%       0.07%           0.80%
  Core Value(/8/)             0.73%     0.27%       0.00%           1.00%
  Emerging Leaders(/8/)       0.74%     0.65%       0.11%           1.50%
  Emerging Markets(/8/)       0.00%     2.00%       0.00%           2.00%
  European Equity(/8/)        0.81%     0.44%       0.00%           1.25%
  Founders Discovery(/8/)     0.79%     0.62%       0.08%           1.49%
  Founders Growth(/8/)        0.65%     0.35%       0.00%           1.00%
  Founders International
   Equity(/8/)                0.28%     1.22%       0.00%           1.50%
  Founders Passport(/8/)      0.00%     1.50%       0.00%           1.50%
  Japan(/8/)                  0.00%     1.50%       0.00%           1.50%
  MidCap Stock(/8/)           0.75%     0.17%       0.08%           1.00%
  Technology Growth           0.75%     0.20%       0.25%           1.20%

Expense information regarding the portfolios has been provided by the funds. We have no reason to doubt the accuracy of the information, but have not verified those figures. In preparing the table above and the examples that follow, we have relied on the figures provided by the funds. We have not and can not independently verify the accuracy or completeness of the information from the funds. These figures are for Service Class Shares for the fiscal year ended December 31, 2001 (unless otherwise stated). Actual expenses in the current year and in future years may be higher or lower than the figures given above.

Notes to Fee Table:

1. The certificate transaction expenses apply to each certificate, regardless of how the certificate value is allocated between the variable account and the fixed account. The variable account annual expenses do not apply to the fixed account.

2. You may withdraw a portion of the purchase payments each year after the first certificate year without any contingent deferred sales load (CDSL). After we have held a purchase payments for seven certificate years, you may withdraw the remaining purchase payments without any CDSL. You may always withdraw accumulated earnings without a CDSL.


3. There is currently no fees for transfers. However, Transamerica may charge a transfer fee equal to the lesser of $10 or 2% of the amount transfers in excess of 18 per year. Transamerica may also charge a fee of up to $25 per year if you elect the systematic withdrawal option, but we currently do not deduct this charge.

4. The current annual certificate fee is the lesser of $30 or 2% of the certificate value. We may change the fee annually, but it will not exceed the lesser of $60 or 2% of the certificate value. This fee is waived if your certificate value is over $50,000.


5. The current annual administrative expense charge is 0.15%, during both the accumulation phase and the income phase. We may increase it to 0.25%.

6. The Fees shown are for the Service Class Shares, except for the Money market Portfolio and Transamerica VIF Growth Portfolio. Contracts purchased before January 22, 2001 generally are invested only in the Initial Class Shares. If you are invested in the Initial Class Shares of each portfolio, the Total Portfolio Annual Expenses would be lower, since the Initial Class Shares are not subject to a Rule 12b-1 Fee. Consult the portfolio prospectuses for more information.


7. The Rule 12b-1 Fees deducted from the Service Class Shares of these portfolios cover certain distribution and shareholder support services provided by Transamerica Occidental Life Insurance Company selling contracts investing in those portfolios. The amount of the Rule 12b-1 Fee is 0.25% before any fee waivers and/or expense reimbursements.

8. Total Portfolio Annual Expenses shown are net of any fee waiver and/or expense reimbursement. Without such waivers or reimbursement of expenses, the management fee, other expenses, 12b-1 fee, and Total Portfolio Annual Expenses would be as follows: 0.75%, 0.16%, 0.25%, 1.16% - Balanced; 0.75%, 0.13%, 0.25%, 1.13% - Disciplined Stock; 0.75%, 0.12%, 0.25%, 1.12% - Growth
   & Income; 1.00%, 0.74%, 0.25%, 1.99% - International Value; 0.65%, 0.25%,
   0.25%, 1.15% - Limited Term High Income; 0.75%, 0.24%, 025%, 1.24% - Special
   Value; 0.60% 0.30%, 025%, 1.15% - Core Bond; 0.75%, 0.27%, 0.25%, 1.27% -
    Core Value; 0.90%, 0.65%, 0.25%, 1.80% - Emerging Leaders; 1.25%, 4.14%,
   0.25%, 5.64% -  Emerging Markets; 1.00%, 0.52%, 0.25%, 1.77% - European
   Equity; 0.90%, 0.62%, 0.25%, 1.77% -  Founders Discovery; 0.75%, 0.40%,
   0.25%, 1.40% - Founders Growth; 1.00%, 1.30%, 0.25%, 2.55% -  Founders
   International Equity; 1.00%, 2.81%, 0.25%, 4.06% - Founders Passport; 1.00%, 3.54%, 0.25%, 4.79% - Japan; and 0.75%, 0.17%, 0.25%, 1.17% - MidCap.

EXAMPLES(/1/)

The following three examples reflect no account fee deduction because the approximate average account value is more than $50,000. The account fee is waived for account values over $50,000. The examples assume that the entire account value is allocated to the variable account.

These examples all assume that no transfer fees, systematic withdrawal fee or premium tax have been assessed. Premium taxes may be applicable. See Premium Taxes. These examples show expenses reflecting fee waivers and reimbursements for the year 2001.



                                                        If the certificate is
                                                        annuitized at the end
                                                        of the applicable time
                                                           period under an
                                                        annuity form with life
                                 If the certificate is  contingencies,(/2/) or
                                 surrendered at the end if the certificate is
                                   of the applicable      not surrendered or
                                      time period.           annuitized.
                           ---------------------------------------------------
  Subaccounts                     1     3     5    10    1     3     5    10
                                 Year Years Years Years Year Years Years Years
------------------------------------------------------------------------------
  Transamerica Equity            $81  $114  $156  $261  $23  $ 71  $122  $261
------------------------------------------------------------------------------
  Appreciation                   $84  $121  $168  $286  $26  $ 79  $134  $286
------------------------------------------------------------------------------
  Balanced                       $83  $118  $163  $276  $25  $ 76  $129  $276
------------------------------------------------------------------------------
  Disciplined Stock              $83  $118  $163  $276  $25  $ 76  $129  $276
------------------------------------------------------------------------------
  Growth and Income              $83  $118  $164  $277  $25  $ 76  $130  $277
------------------------------------------------------------------------------
  International Equity           $88  $132  $187  $322  $29  $ 90  $153  $322
------------------------------------------------------------------------------
  International Value            $87  $130  $183  $315  $29  $ 88  $149  $315
------------------------------------------------------------------------------
  Limited Term High Income       $82  $115  $159  $267  $24  $ 73  $125  $267
------------------------------------------------------------------------------
  Money Market                   $79  $105  $142  $233  $20  $ 63  $108  $233
------------------------------------------------------------------------------
  Quality Bond                   $83  $118  $164  $277  $25  $ 76  $130  $277
------------------------------------------------------------------------------
  Small Cap                      $84  $121  $169  $287  $26  $ 79  $135  $287
------------------------------------------------------------------------------
  Small Company Stock            $87  $130  $183  $314  $28  $ 87  $149  $314
------------------------------------------------------------------------------
  Special Value                  $83  $118  $163  $276  $25  $ 76  $129  $276
------------------------------------------------------------------------------
  Stock Index                    $78  $105  $142  $232  $20  $ 63  $108  $232
------------------------------------------------------------------------------
  Socially Responsible Growth
   Fund                          $84  $121  $168  $285  $25  $ 78  $134  $285
------------------------------------------------------------------------------
  Core Bond                      $81  $112  $153  $256  $23  $ 70  $119  $256
------------------------------------------------------------------------------
  Core Value                     $83  $118  $163  $276  $25  $ 76  $129  $276
------------------------------------------------------------------------------
  Emerging Leaders               $88  $133  $188  $325  $30  $ 91  $154  $325
------------------------------------------------------------------------------
  Emerging Markets               $94  $148  $212  $371  $35  $105  $178  $371
------------------------------------------------------------------------------
  European Equity                $86  $126  $176  $301  $27  $ 83  $142  $301
------------------------------------------------------------------------------
  Founders Discovery             $88  $133  $188  $324  $29  $ 90  $154  $324
------------------------------------------------------------------------------
  Founders Growth                $83  $118  $163  $276  $25  $ 76  $129  $276
------------------------------------------------------------------------------
  Founders International Equity  $88  $133  $188  $325  $30  $ 91  $154  $325
------------------------------------------------------------------------------
  Founders Passport              $88  $133  $188  $325  $30  $ 91  $154  $325
------------------------------------------------------------------------------
  Japan                          $88  $133  $188  $325  $30  $ 91  $154  $325
------------------------------------------------------------------------------
  MidCap Stock                   $83  $118  $163  $276  $25  $ 76  $129  $276
------------------------------------------------------------------------------
  Technology Growth              $85  $124  $173  $296  $27  $ 82  $139  $296


(1) In preparing the examples above, we have relied on the data provided by the funds. We have no reason to doubt the accuracy of that information.
(2) For annuitization under a form that does not include life contingencies, a contingent deferred sales load may apply.

You should not consider these examples to represent past or future expenses. Actual expenses paid may be greater or less than those shown, subject to the guarantees in the certificate. The assumed 5% annual return is only hypothetical. It is not a representation of past or future returns. Actual returns could be greater or less than this assumed rate.
--------------------------------------------------------------------------------
Financial Information

You will find condensed financial information on each sub-account in Appendix
B. You will find the full financial statements and reports of independent auditors for the subaccounts of the variable account and for Transamerica in the SAI.

The Issuer

The certificate is issued by Transamerica Life Insurance Company of New York (Transamerica, we, us or our).

We will issue to the owner a certificate under a group annuity contract. The contract and the certificates are available only in New York.

This prospectus does not offer the sub-accounts or the fixed account in any jurisdiction where they are not allowed to be sold. We do not authorize any dealer, salesperson or other person to give information or make representations not contained in this prospectus. You should not rely on any information or representation that is not in this prospectus.

Certificate Value

The certificate provides that the certificate value, after certain adjustments, will be applied to an annuity form and payment option on a selected future date.

The certificate value will depend on the investment experience of each sub-account of the variable account you select. All payments and values provided under the certificate when based on the investment experience of the variable account are variable and are not guaranteed as to dollar amount. Therefore, before the annuity date you, as the owner, bear the entire investment risk under the certificate.

Any amounts you allocated to the fixed account are guaranteed by Transamerica as to their safety and at least 3% annual interest.

There is no guaranteed or minimum cash surrender value, so the proceeds of a surrender could be less than the total premiums.

Purchase Payments


The initial purchase payment for each certificate must generally be at least $5,000. We will waive this minimum if the certificate is sold as a qualified certificate to certain retirement plans. Generally, each additional purchase payment must be at least $500. We will waive this minimum if you select an automatic payment plan. In no event, however, may the total of all purchase payments under a certificate exceed $1,000,000 without our prior approval. The minimum net purchase payment that may be allocated to a sub-account with no current allocations is $500. See Certificate Application and Purchase Payments.

The Variable Account

The variable account is a separate account, designated as Separate Account VA-2LNY, divided into sub-accounts. Assets of each sub-account are invested in a specified mutual fund portfolio.

The Sub-Accounts

The following 27 sub-accounts are currently available for investment in the variable account.

..  Transamerica Equity(/1/)


..  Appreciation(/2/)


..  Balanced

..  Disciplined Stock

..  Growth and Income

..  International Equity

..  International Value

..  Limited Term High Income

..  Money Market

..  Quality Bond

..  Small Cap

..  Small Company Stock

..  Special Value

..  Stock Index

..  Socially Responsible Growth

..  Core Bond

..  Core Value

..  Emerging Leaders

..  Emerging Markets

..  European Equity

..  Founders Discovery

..  Founders Growth

..  Founders International Equity

..  Founders Passport

..  Japan

..  Mid Cap Stock

..  Technology Growth

(1) As of May 1, 2002, Transamerica Variable Insurance Funds, Inc. merged with AEGON/Transamerica Series Fund, Inc. Therefore, the following fund was moved into AEGON/Transamerica Series Fund, Inc. trust and renamed as follows: Transamerica VIF Growth Portfolio is now Transamerica Equity.


(2) Formerly known as Capital Appreciation.

As of January 22, 2001, new certificate owners may only invest in the Service Class sub-accounts, with the exception of the Money Market Sub-account and the Transamerica Growth Sub-account. The Initial Class sub-accounts (other than the Money Market Sub-account and Transamerica Growth Sub-account) are only available to certificate owners that purchased a certificate before January 22, 2001. The Service Class has a Rule 12b-1 Plan and the Initial Class does not.

The funds pay their investment adviser and administrators certain fees charged against the assets of each portfolio. The certificate value, if any, and the amount of any variable annuity payments will vary to reflect the investment performance of all of the sub-accounts you select and the deduction of the charges. See Charges and Deductions. For more information about the funds see The Funds and the accompanying funds' prospectuses.

The Fixed Account

We will credit interest to the amounts in the fixed account at a rate of not less than 3% annually. We may credit interest at a rate in excess of 3% at our discretion for any class. We guarantee to credit each interest rate for at least 12 months.

Transfers Before the Annuity Date

Before the annuity date, you may make transfers among the sub-accounts. A "transfer" is the reallocation of amounts among the sub-accounts of the variable account.

We charge a fee of $10 for each transfer in excess of 18 per certificate year. Transfers under certain programs, such as Dollar Cost Averaging, will not count towards the 18 free transfers per certificate year.

Withdrawals

You may withdraw all or part of the cash value on or before the annuity date. However, amounts you withdraw may be subject to a contingent deferred sales load. Amounts you withdraw may also be subject to a premium tax or similar tax, depending upon the state in which you live. Withdrawals may further be subject to any federal, state or local income tax, and a penalty tax. Withdrawals from qualified certificates may be subject to severe restrictions. Except for IRAs and Roth IRAs, qualified certificates are sold only with our prior approval. We will generally deduct the annual certificate fee on a full surrender of a certificate. See Cash Withdrawals.

Contingent Deferred Sales Load/Surrender Charge

We do not deduct a sales charge from purchase payments, although we may deduct premium taxes.


However, if any part of the certificate value is withdrawn, a contingent deferred sales load, or surrender charge, of up to 6% of purchase payments withdrawn may be assessed by us to cover certain expenses relating to the sale of the certificates, including commissions to registered representatives and other promotional expenses. We guarantee that the total contingent deferred sales load will never exceed 6% of the purchase payments.

Range of Contingent Deferred Sales Load Over Time


   Certificate Years
    Since Purchase
       Payments       Contingent Deferred
        Receipt           Sales Load
-----------------------------------------
   Less than 2 years          6%
-----------------------------------------
   2 years but less
      than 4 years            5%
-----------------------------------------
   4 years but less
      than 6 years            4%
-----------------------------------------
   6 years but less
      than 7 years            2%
-----------------------------------------
       7 or more              0%


After we have held a purchase payment for seven certificate years, you may withdraw the remaining purchase payments without a contingent deferred sales load/surrender charge. You may make withdrawals each certificate year before the annuity date of up to the allowed amount described below without incurring a contingent deferred sales load.


The allowed amount is equal to:

.. during the first certificate year, the accumulated earnings not previously withdrawn;

.. after you have held your certificate for at least one full certificate year, and only for the first withdrawal in a certificate year, the sum of:

  1. 100% of purchase payments not previously withdrawn and received at least seven certificate years before the date of withdrawal; plus,


  2. the greater of:

    a) the accumulated earnings not previously withdrawn; or,

    b) 10% of purchase payments received at least one but less than seven complete certificate years before the date of withdrawal not reduced to take into account any withdrawals deemed to be made from such purchase payments.


.. after the first certificate year and after the first withdrawal in a certificate year, the sum of:

  1. 100% of purchase payments not previously withdrawn and received at least seven complete certificate years before the date of withdrawal; plus,

  2. accumulated earnings not previously withdrawn.

Other Charges and Deductions

We deduct a daily charge referred to as the Mortality and Expense Risk Charge. This charge is equal to a percentage of the value of the net assets in the variable account for the mortality and expense risks assumed. The effective annual rate of this charge is 1.25% of the value of the net assets in the variable account attributable to your certificate. See Mortality and Expense Risk Charge. We guarantee that this mortality and expense risk charge will not be increased.

We also deduct a daily charge referred to as the Administrative Expense Charge. This charge equals 0.15% annually of your net asset value in the variable account. It helps cover some of the costs of administering the certificate and the variable account. This charge may change, but it is guaranteed not to exceed 0.25% annually. See Administrative Charges.

There is also an administrative charge deducted each year for certificate maintenance, referred to as the Certificate Fee. This fee is currently $30, or 2% of the certificate value, if less. It will not be assessed for certificate years in which the certificate value exceeds $50,000 on the last business day of the certificate year or as of the date the certificate is surrendered. For certificate values less than $50,000, we will deduct the certificate fee at the end of the certificate year or when you surrender the certificate, if earlier. We may change the certificate fee for any certificate year. But we guarantee it will not exceed the lesser of $60 or 2% of the certificate value.

After the annuity date this fee is referred to as the annuity fee. The annuity fee is $30 and will not change.

We charge a transfer fee of $10 or 2% of the amount of withdrawal for each transfer in excess of eighteen during a certificate year. See Transfer Fee.

Also, New York currently has no premium tax or retaliatory premium tax. If New York imposes these taxes in the future, or if you are, or become, a resident of a state other than New York where such taxes apply, the charges could be deducted from purchase payments and/or from the annuity purchase amount upon annuitization. See Premium Taxes.


The value of the net assets of the variable subaccounts will also reflect the management fees and operating expenses of the mutual fund portfolios (including, in most cases, Rule 12b-1 fees).

Annuity Payments

We will make annuity payments either on a fixed basis or a variable basis, or a combination of a fixed and variable basis, as you select. You have flexibility in choosing the annuity date. In no event may the annuity date be later than the first day of the month immediately preceding the month of your 85th birthday. The annuity date cannot be earlier than the first day of the month coinciding with or immediately following the third certificate anniversary. We will begin annuity payments on the first day of the calendar month following the annuity date.

You have a choice of four annuity forms:

1. Life Annuity;

2. Life and Contingent Annuity;

3. Life Annuity with Period Certain;

4. Joint and Survivor Annuity; and

5. Other annuity forms, subject to our agreement.

Death Benefit

We pay a death benefit on the death of either the owner or annuitant before the annuity date. If the deceased owner or annuitant, as applicable, had not attained their 85th birthday, the death benefit is the greatest of:

(a) the certificate value;

(b) all purchase payments under the certificate less withdrawals and any premium taxes applicable to those withdrawals; or


(c) the greatest certificate anniversary value before the earliest of the annuitant's or owner's 75th birthday, increased by purchase payments paid since that certificate anniversary, less withdrawals and any premium taxes applicable to those withdrawals.


If the deceased owner or annuitant, as applicable, had attained age 85, the death benefit will be the certificate value. We will generally pay the death benefit within seven days of receipt of the required proof of death and other required information. We must have sufficient information about the beneficiary to make the payment. We must receive the beneficiary's election of the method of settlement. If we receive no election of the settlement method, we will pay the death benefit no later than one year from the date of death. We do not charge a contingent deferred sales load. The beneficiary generally may elect to receive the death benefit as either a lump sum or as an annuity.

Federal Income Tax Consequences

An owner who is a natural person, meaning an individual, rather than a corporation or trust, generally should not be taxed on increases in the certificate value until a distribution under the certificate occurs. A withdrawal or annuity distribution will trigger a taxable event. A deemed distribution would also trigger a taxable event. Deemed distributions occur when owners pledge, loan, or assign a certificate as collateral.

All or part of any distribution or deemed distribution may be taxable as ordinary income. The taxable portion of distributions is generally subject to income tax withholding unless the recipient elects otherwise. Mandatory withholding may apply for certain qualified certificates. In addition, a federal penalty tax may apply to certain distributions or deemed distributions.

Right to Cancel

You have the right to examine the certificate for a limited period. This is known as a free look period. You can cancel the certificate by delivering or mailing a written notice or by sending a telegram to:

..  the agent from whom you purchased the certificate; or

..  our service center.

You must do this before midnight of the tenth day, or longer if required by the New York Department of Insurance, after you receive the certificate.

If you give us notice and return the certificate by mail, properly addressed and postage prepaid, we will deem it to have been made on the date postmarked. We will refund the amounts allocated to the fixed account and the variable account accumulated value determined as of the date the notice is postmarked within seven days after we receive such notice to cancel and the returned certificate. See Purchase Payments.

1035 Exchanges

You can generally exchange one annuity contract for another in a "tax-free exchange' under Section 1035 of the Internal Revenue Code (sometimes called a "trustee to trustee" exchange). Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity and there may be a new surrender charge period and other charges may be higher (or lower) and the benefits may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this certificate (that person will generally earn a commission if you buy this certificate through an exchange or otherwise).


You may request more information concerning your certificate by contacting:

Transamerica Annuity Service Center
4333 Edgewood Road NE
Cedar Rapids, Iowa 52499-0001
1-877-717-8861

You should provide the certificate number and the owner's and annuitant's names when requesting information regarding a specific certificate.

NOTE: The foregoing summary is qualified in its entirety by the detailed information in the remainder of this prospectus and in the prospectuses for the funds. They should be referred to for more detailed information.

For qualified certificates, limits or restrictions may be imposed on premiums, withdrawals, distributions, benefits or other certificate provisions due to:

..  the requirements of a particular retirement plan;

..  an endorsement to the certificate; or

..  limitations or penalties imposed by the Code or the Employee Retirement
   Income Security Act of 1974, as amended.

This prospectus does not describe such limitations or restrictions.

There are various additional fees and charges associated with variable annuities. You should consider whether the features and benefits unique to variable annuities, such as the opportunity for lifetime payments, a guaranteed death benefit, and the guaranteed level of certain charges are appropriate for your needs. Variable annuities also provide tax-deferral. The tax deferral feature of variable annuities is unnecessary when purchased to fund a qualified plan.

PERFORMANCE DATA

From time to time, we may advertise yields and average annual total returns for the sub-accounts of the variable account. In addition, we may advertise the effective yield of the Money Market Sub-Account.

These figures will be based on historical information and do not indicate future performance.

Yield Calculations

The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in that sub-account over a specified seven-day period.

The yield is calculated by assuming:

.. the income generated for that seven-day period is generated each seven-day period over a 52-week period; and

..  it is shown as a percentage of the investment.

The effective yield is calculated similarly but, when annualized, the income earned by an investment in that sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a sub-account, other than that of the Money Market Sub-Account, refers to the annualized income generated by an investment in the sub-account over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment.

The yield calculations do not reflect the effect of any contingent deferred sales load or premium taxes that may apply to a particular certificate. When the contingent deferred sales load is applied to a particular certificate, the yield of that certificate will be reduced.


Total Returns

Average annual total returns for each sub-account are based on performance data compiled since the sub-account commenced operations. Performance results are also measured over 1, 5 and 10 year time periods. Each return will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment. This will include the deduction of any applicable contingent deferred sales load, but exclude the deduction of any premium taxes.

Performance Information

Performance information for any sub-account reflects only the performance of a hypothetical certificate under which account value is allocated to a sub-account during a particular time period on which the calculations are based. It should be considered in light of:


..  the investment objectives;

..  investment policies;

..  characteristics of the portfolios in which the sub-account invests; and

..  the market conditions during the given time period.

You should not consider it as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total returns, see the Statement of Additional Information.

Reports and promotional literature may also contain other information including but not limited to:

1. the ranking of any sub-account derived from rankings of variable annuity separate accounts or their investment products tracked by:

  .  Lipper Analytical Services, Inc.,
  .  VARDS,
  .  IBC/Donoghue's Money Fund Report,
  .  Financial Planning Magazine,
  .  Money Magazine, and
  .  Bank Rate Monitor.

    It may also include other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria; and

2. the effect of tax deferred compounding on sub-account investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise.

These may include a comparison, at various points in time, of the return from an investment, or returns in general, on a tax-deferred basis, assuming one or more tax rates, with the return on a currently taxable basis. We may also use other ranking services and indices.

In our advertisements and sales literature, we may use charts and graphs to discuss and illustrate:

..  the implications of longer life expectancy for retirement planning;

..  the tax and other consequences of long-term investments;

..  the effects of the lifetime payout option;

.. the operation of certain special investment features in the certificate - such as the dollar cost averaging option;


.. the effects of certain investment strategies, such as allocating purchase payments between the fixed account and an equity sub-account; and

.. the Social Security system and its projected payout levels and retirement plans generally.

We may, from time to time, disclose average annual total returns and cumulative total returns for the sub-accounts in non-standard formats. We will assume that no contingent deferred sales load is applicable to these returns. Whenever we show non-standard performance, we will also show standardized performance. You will find additional information about the calculation of performance data in the Statement of Additional Information.

We may also advertise performance figures for the sub-accounts based on the performance of the portfolios before the time the particular sub-account started.

TRANSAMERICA LIFE INSURANCE COMPANY OF NEW YORK AND THE VARIABLE ACCOUNT

Transamerica Life Insurance Company of New York

Transamerica Life Insurance Company of New York, ("Transamerica"), is a stock life insurance company incorporated under the laws of the State of New York on February 5, 1986. It is mainly engaged in the sale of life insurance and annuity policies. The address for Transamerica is 100 Manhattanville Road, Purchase, New York 10577.

Transamerica is a wholly-owned subsidiary of Transamerica Occidental Life Insurance Company. Our principal office is at 100 Manhattanville Road, Purchase, New York, 10577, telephone (914) 701-6000. The certificate is only available in New York. Transamerica Corporation indirectly owns the issuing company, Transamerica Life Insurance Company of New York. Transamerica Corporation is an indirect subsidiary of AEGON N.V., one of the worlds leading international insurance groups.

Published Ratings

Transamerica may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, and Fitch Financial Ratings. The purpose of the ratings is to reflect the financial strength of Transamerica. These ratings should not be considered as bearing on the investment performance of assets held in the variable account. Each year the A.M. Best Company reviews the financial status of thousands of insurers. Once it has completed its analysis of each insurer's financial strength, A.M. Best assigns the insurer a Best Rating.

These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the variable account or the degree of risk associated with an investment in the variable account.

Insurance Marketplace Standards Association

We are a member of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org.

The Variable Account

On June 23, 1992, Transamerica's Board of Directors passed resolutions to establish the Separate Account VA-2LNY of Transamerica, also referred to as the variable account, under the laws of the State of New York. The variable account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust. It meets the definition of a separate account under the federal securities laws. However, the Commission does not supervise the management or the investment practices or policies of the variable account.

The assets of the variable account are owned by Transamerica but they are held separately from the other assets of Transamerica. Section 4240 of the New York Insurance Law provides that the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the insurance company. This protection remains in place so long as assets in the separate account do not exceed the reserves and other requirements of the separate account are maintained.

Income, gains and losses incurred on the assets in the variable account, whether or not realized, are credited to or charged against the variable account without regard to Transamerica's other income, gains or losses. Therefore, the investment performance of the variable account is entirely independent of the investment performance of Transamerica's general account assets or any other separate account Transamerica maintains.


The variable account has 27 sub-accounts, each of which invests solely in a specific corresponding portfolio. Changes to the sub-accounts may be made at Transamerica's discretion.

THE FUNDS

The companies that provide investment advice and administrative services for the portfolios offered through this policy are listed below. The following portfolios are currently offered through this contract:

AEGON/TRANSAMERICA SERIES FUND, INC.


Managed by Transamerica Investment Management, LLC


Transamerica Equity


DREYFUS VARIABLE INVESTMENT FUND -SERVICE CLASS
Managed by The Dreyfus Corporation
Appreciation Portfolio
Balanced Portfolio
Disciplined Stock Portfolio
Growth and Income Portfolio
International Equity Portfolio
International Value Portfolio
Limited Term High Income Portfolio
Quality Bond Portfolio
Small Cap Portfolio
Small Company Stock Portfolio
Special Value Portfolio

DREYFUS VARIABLE INVESTMENT FUND
Managed by The Dreyfus Corporation
Money Market Portfolio

DREYFUS STOCK INDEX FUND -SERVICE CLASS
Managed by The Dreyfus Corporation and Mellon Equity Associates

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - SERVICE CLASS Managed by The Dreyfus Corporation

DREYFUS INVESTMENT PORTFOLIOS -SERVICE CLASS
Managed by The Dreyfus Corporation
Core Bond Portfolio
Core Value Portfolio
Emerging Leaders Portfolio
Emerging Markets Portfolio
European Equity Portfolio

Founders Discovery Portfolio
Founders Growth Portfolio
Founders International Equity Portfolio
Founders Passport Portfolio
Japan Portfolio
MidCap Stock Portfolio
Technology Growth Portfolio

As of January 22, 2001, new certificate owners may only invest in the Service Class sub-accounts, with the exception of the Money Market Sub-account and the Transamerica Growth Sub-account. The Initial Class sub-accounts (other than the Money Market Sub-account and Transamerica Growth Sub-account) are only available to certificate owners that purchased a certificate before January 22, 2001.


Meeting objectives depends on various factors, including, but not limited to, how well the portfolio managers anticipate changing economic and market conditions. You should be aware of the following risks:

.. There is no assurance that any of these portfolios will achieve their stated objectives.

.. An investment in the certificate is not insured or guaranteed by the FDIC or any other government agency.


.. Investing in the certificate involves certain investment risks, including possible loss of principal.


The portfolios are open-end management investment companies, or portfolios or series of, open-end management companies registered with the SEC under the 1940 Act, that are often referred to as mutual funds. This SEC registration does not involve SEC supervision of the investments or investment policies of the portfolios.

Shares of the portfolios are not offered to the public but solely to the insurance company separate accounts and other qualified purchasers as limited by federal tax laws. These portfolios are not the same as mutual funds that may have very similar names that are sold directly to the public, and the performance of such publicly available funds, which have different portfolios and expenses, should not be considered as an indication of the performance of the portfolios.

The assets of each portfolio are held separate from the assets of the other portfolios. Each portfolio operates as a separate investment vehicle. The income or losses of one portfolio have no effect on the investment performance of another portfolio.

The sub-accounts reinvest dividends and/or capital gains distributions received from a portfolio in more shares of that portfolio as retained assets.

The Rule 12b-1 Fees deducted from the Service Class Shares of these portfolios cover certain distribution and shareholder support services provided by Transamerica Occidental Life Insurance Company selling certificates investing in those portfolios.


Resolution of Possible Conflicts

Since variable insurance products from other companies as well as Transamerica can invest in all of the portfolios, there is a possibility that a material conflict may arise between the interests of the variable account and other companies. If conflict occurs, the affected insurance companies will take the needed steps to resolve the matter. This may include stopping their separate account from investing in the portfolios.

Sources of Additional Information

You will find additional information in the current prospectuses for the portfolios, which accompany this prospectus, including:

..  the investment objectives;

..  the investment policies;

..  the investment advisory services;

..  the administrative services;

..  charges; and

..  operating expenses.

You should read the portfolios' prospectuses carefully before you make any decision concerning the allocation of premiums to, or transfers among, the sub-accounts.

Addition, Deletion or Substitution

Transamerica does not control the portfolios. We therefore cannot guarantee that any of the sub-accounts of the variable account or any of the portfolios will always be available to investors for allocation of purchase payments or transfers. We retain the right to make changes in the variable account and in its investments.


We reserve the right to:

..  eliminate the shares of any portfolio held by a sub-account; or

.. substitute shares of another portfolio or of another investment company for the shares of any portfolio.

If the shares of a portfolio are no longer available for investment or if, in our judgement, a portfolio is not fulfilling its intended purpose within the variable account, we reserve the right to remove it. To the extent required by the 1940 Act, we will inform certificate owners in advance of any substitutions. We will also seek the Commission's advance approval before making substitutions. Nothing contained herein should be construed in any way as preventing or limiting the variable account from purchasing other securities for other series or classes of variable annuity certificates, or from effecting an exchange between series or classes of variable certificates on the basis of requests made by owners.


At our discretion, based on marketing, tax, investment or other conditions, we can elect to establish new sub-accounts. We will make these new sub-accounts available to our existing certificate owners on a basis which we will determine at that time. Each additional sub-account will purchase shares in a portfolio or in another mutual fund or investment vehicle. We may also eliminate one or more sub-accounts if, in our sole discretion, marketing, tax, investment or other conditions so warrant. In the event any sub-account is eliminated, we will notify owners and request a re-allocation of the amounts invested in the eliminated sub-account.

In the event of any substitution or change, we may change the certificates in a way that appropriately reflects substitutions or changes. Furthermore, if we believe it to be in the best interests of persons having voting rights under the certificates, the variable account may be operated as a management company under the 1940 Act or any other form permitted by law. It may also be deregistered under this act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

THE FIXED ACCOUNT

This prospectus is generally intended to serve owners as a disclosure document only for the certificate and the variable account. For complete details regarding the fixed account, see the certificate itself.

Premiums allocated to and amounts transferred to the fixed account become part of the general account of Transamerica, which supports insurance and annuity obligations. Interests in the general account have not been registered under the Securities Act of 1933 (the 1933 Act). Nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act.

The fixed account is part of the general account of Transamerica. The general account consists of all of Transamerica's general assets, other than those in the variable account, or assets in any other segregated asset account. We have the right to determine how it will invest the assets of its general account while adhering to applicable laws. The allocation or transfer of funds to the fixed account does not entitle the owner to share in the overall investment returns of our general account.

The Interest Rate of the Fixed Account

We guarantee that we will credit interest at a rate of not less than 3% per year, compounded annually, to amounts allocated to the fixed account under the certificates. We may credit interest at a rate in excess of 3% per year. There is no specific formula for the determination of excess interest credits.

Some of the factors that we may consider in determining whether to credit excess interest to amounts allocated to the fixed account and the amount in that account are:

..  general economic trends;

..  rates of return currently available;

..  anticipated returns on our investments;

..  regulatory and tax requirements; and

..  competitive factors.

Interest credited to amounts allocated to the fixed account in excess of 3% per year will be determined in our sole discretion. You, as the owner, assume the risk that interest credited to the fixed account allocations may not exceed the minimum guarantee of 3% for any given year.

Interest rates credited to the fixed account will be guaranteed for at least twelve months and will vary by the timing and class of the allocation, transfer or renewal. After the end of the twelve month period for a particular allocation, we may change the annual rate of interest for that class. The new annual rate of interest will remain in effect for at least twelve months. New purchase payments paid to the certificate allocated to the fixed account may receive different rates of interest. These rates of interest may differ from those interest rates credited to amounts transferred from the variable sub-accounts and from those credited to amounts remaining in the fixed account and receiving renewal rates. These rates of interest may also differ from rates for allocations applied under certain options and services we may be offering.


Transfers from the Fixed Account

Transfers from the fixed account into a sub-account of the variable account are limited to four per certificate year. The maximum amount you may transfer from the fixed account will be the maximum transfer amount in effect on the date of such transfer during a certificate year. The maximum transfer amount is a percentage of the value of the fixed account as of the date of the last certificate anniversary. The percentage rate, which we will declare from time to time, will be a minimum of 25% and, currently, is 25%.

Transfers into the Fixed Account

You must wait 90 days before you are allowed to make a second or additional transfer from a sub-account of the variable account into the fixed account.

THE CERTIFICATE

The certificate is a flexible premium multi-funded individual deferred annuity certificate. The rights and benefits under the certificate are described below and in the certificate. We reserve the right to modify the certificate so that it conforms to any federal or state stature, or rule or regulation. Such modifications will give certificate owners the benefits of these changes. We are responsible for the obligations stated in the certificate.

The certificates may be used for contributory and rollover IRAs and for contributory and rollover Roth IRAs that qualify for special federal income tax treatment. With our prior approval, the certificates may be used as Section 403(b) annuities and for use in Section 401(a) qualified pension and profit sharing plans established by corporate employers. Generally, qualified certificates contain restrictive provisions limiting the timing and amount of payments and distributions from the qualified certificate.

CERTIFICATE APPLICATION AND PURCHASE PAYMENTS


Purchase Payments


Please send all of your purchase payments to our service center.


The initial purchase payment for each certificate must generally be at least $5,000. We, may, at our discretion, accept lower initial purchase payments for certain qualified certificates.


We will ordinarily issue the certificate and credit the initial net purchase payment within two days of receipt of a properly completed application and the premium. At this time, the certificate is accepted and funded with your purchase payment. A net purchase payment is defined as a purchase payment minus any applicable premium taxes. Acceptance of the application is subject to it being received in good order. We reserve the right to reject any application. Certificates normally will not be issued with annuitants or owners more than 87 years old, although we in our discretion may waive this restriction in certain cases.


If the initial purchase payment allocated to the variable sub-account(s) cannot be credited within two days of receipt because the information is incomplete, or for any other reason, we will contact you. We will explain the reason for the delay and will refund the initial purchase payment within five business days, unless you consent to our retaining the initial purchase payment. Then, we will credit it to the variable sub-accounts of your choice as soon as the requirements are fulfilled.

Right to Cancel Option

You have the right to examine the certificate for a limited period known as a free look period. You may cancel the certificate by delivering or mailing a written notice or by sending a telegram to:

..  the agent through whom the certificate was purchased; or

..  our service center.

This must be done before midnight of the tenth day after receipt of the certificate. If you give notice by mail and return the certificate by mail, properly addressed with postage paid, the request for cancellation will be deemed to have been made on the date postmarked. We will refund purchase payments allocated to the fixed account plus the variable account accumulated value, determined by the date postmarked. The return of these amounts will occur within seven days after we receive your returned certificate and request to cancel.


Additional Purchase Payments


You may make additional purchase payments into the certificate at any time before the annuity date, as long as the annuitant or contingent annuitant (if any) is living. Additional purchase payments must be at least $500, or at least $100 if paid through an automatic payment plan. If you use an automatic payment plan, we will automatically deduct the additional purchase payments from a bank account. In addition, minimum allocation amounts apply. Additional net purchase payments are credited to the certificate as of the date the payment is received. Currently, additional purchase payments may not be made to Section 401(a) and Section 403(b) annuity certificates.


Total purchase payments for any certificate may not exceed $1,000,000 without our prior approval. In no event may the sum of all purchase payments for a certificate during any taxable year exceed the limits imposed by any applicable federal or state laws, rules, or regulations.


Choosing One or More Investment Options

You specify how purchase payments will be allocated under the certificate. You may select one or more sub-accounts, and you may allocate your dollars in the percentages of your choice. Any allocation you choose is allowed, as long as it is 10% or more, and you use whole numbers. 25% is allowed, for example, whereas an allocation of 25.50% is not allowed. In addition, the initial purchase payment allocated to any sub-account must be at least $500. You have the choice of which sub-accounts to invest, or not invest in. For all non-IRA certificates, the net payment derived from the initial purchase payment will be allocated directly to the sub-account or sub-accounts you choose. These net purchase payments will be allocated as you have chosen, in the percentages you selected when we receive the payment.


You may change your allocation percentages at any time. To do this, simply submit a request for such a change to our service center in a form and manner acceptable to us. Any changes to the allocation percentages are subject to this limitation above. Please call our service center in advance to determine how your request for allocation changes should be made. Your requested changes will take effect:

..  with the first we receive after you have submitted your request; or

.. with any request deemed acceptable by us that is accompanied by a purchase payment.


Your requested changes will remain in effect until you change them again or surrender your certificate.

CERTIFICATE VALUE

Before the annuity date, the certificate value is the sum of:

..  the fixed account accumulated value; plus

..  the variable account accumulated value.

The variable account accumulated value is expected to change from valuation period to valuation period. The changes reflect the investment performance of the selected portfolios, and also reflect the deductions for charges.

The variable account accumulated value is determined with the use of valuation periods. A valuation period is the period between successive valuation days. It begins at the close of the New York Stock Exchange, generally 4:00 p.m. ET, on each valuation day. It ends at the close of the New York Stock Exchange on the next succeeding valuation day. A valuation day is each day that the New York Stock Exchange is open for regular business. The value of the variable account assets is determined at the end of each valuation day. To determine the value of an asset on a day that is not a valuation day, the value of that asset as of the end of the next valuation day will be used.

How Your Variable Accumulation Units Are Created

When you make purchase payments under your certificate, those payments are used to purchase variable accumulation units in the sub-accounts in which you have chosen to invest. At the end of each valuation period during which we received purchase payments from you, yours will be credited with additional variable accumulation units. The number of units you receive is determined by dividing:


..  the portion of each net purchase payment allocated to the sub-accounts; by

..  the variable accumulation unit value, at the end of the valuation period.

When you pay your first purchase payment, which is defined as the initial net purchase payment, variable accumulation units for that payment are credited to the certificate value.


The variable accumulation units credited to your certificate as the result of your initial net premium are credited to your certificate's value within two valuation days of the later of:

1. the date on which our service center receives an acceptable and properly completed application; or

2. the date on which our service center receives the initial purchase payment.


The variable accumulation units credited to your certificate as the result of subsequent purchase payments will be credited to your certificate's value at the end of the valuation period during which we received your payment.


How Variable Accumulation Unit Values Are Calculated

The value of a variable accumulation unit for each sub-account for a valuation period is established at the end of each valuation period. It is calculated by multiplying the value of that unit at the end of the prior valuation period by the sub-account's net investment factor for the valuation period. The value of a variable accumulation unit may go up or down.

The net investment factor is used to determine the value of accumulation and annuity unit values for the end of a valuation period. The applicable formula can be found in the Statement of Additional Information. There is an example in Appendix A to this prospectus.

Transferring Among Sub-Accounts

When you transfer purchase payment dollars among the sub-accounts, those transfers will result in the purchase and/or cancellation of variable accumulation units. The value of these units will equal the total dollar amount you are transferring to or from a sub-account. These transactions are valued at the end of the valuation day on which you performed your transaction.


TRANSFERS

Before the Annuity Date

Before the annuity date, you may transfer all or part of the certificate value among the sub-accounts by giving a written request to our service center subject to the following conditions:

1. the minimum amount that may be transferred is $500; and

2. the minimum transfer to an inactive sub-account is $500.

Transfers are restricted into or out of the fixed account. Transfers are also subject to terms and conditions that may be imposed by the portfolios.

Your transfer request must specify the amounts you wish to transfer from each sub-account or the fixed account and the amounts you wish to transfer into each sub-account or the fixed account.

We impose a transfer fee equal to the lesser of $10 or 2% of the amount of transfer for each transfer over 18 in a certificate year. We also reserve the right to:

..  waive the transfer fee;

..  vary the number of transfers without charge, but not fewer than 12; or

..  not count transfers under certain options or services.

If a transfer request would reduce the value in a sub-account or the fixed account to less than $500, then we reserve the right to transfer the remaining amount along with the amount you requested to be transferred. This will be done according to your transfer instructions.

Under current law, there will not be any tax liability to you as the owner if you make a transfer.

Possible Restrictions

We reserve the right without prior notice, to modify, restrict, suspend or eliminate the transfer privileges at any time and for any reason. For example, restrictions may be necessary to protect owners from adverse impacts on portfolio management of large and/or numerous transfers by market timers or others. We have determined that the movement of significant sub-account values from one sub-account to another may prevent the portfolio impacted by these transfers from taking advantage of investment opportunities. This occurs because the portfolio must maintain a significant cash position in order to handle redemptions.

The certificate you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to the underlying fund portfolio and increase transaction costs. We reserve the right to reject any purchase payment or transfer request from any person, if, in our judgment, the payment or transfer or series of transfers would have a negative impact on a portfolio's operations, if a portfolio would reject our purchase order, or because of a history of frequent transfers. We may impose restrictions on transfers or even prohibit them for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.


We do not permit market timing. Do not invest with us if you are a market timer.


Dollar Cost Averaging

You may elect to participate in dollar cost averaging. Dollar cost averaging allows you to invest monthly the dollar amount you designate, from $250 upwards, into the portfolio of your choice. The main benefit of this systematic investment technique is that it enables you to average out the cost of your unit prices over time, as you invest regularly to meet your personal investment objectives.

Before the annuity date, you may request that a designated amount of money be automatically transferred from one, and only one, of the sub-accounts which invests in:

..  the Money Market;

..  the Quality Bond Portfolio;

..  the Limited High Term Income Portfolio; or

..  the Fixed Account.

This money may be transferred to any of the sub-accounts on a monthly basis by submitting a request to our service center. The request must be in a form and manner acceptable to us. You may not dollar cost average into the fixed account. Your transfers will begin the month after we receive your request (however, you must wait at least one week after we receive it). Dollar cost averaging transfers will not begin until the later of:

1. 30 days after the certificate date; or

2. the estimated end of the free look period, allowing 5 days for delivery of the certificate by mail.

Transfers will continue for the duration you selected unless terminated:

1. by you;

2. automatically by us because there are insufficient funds in the applicable sub-account or fixed account; or

3. for other reasons as set forth in the certificate.

You may request that monthly transfers be continued for an additional period of time. You can accomplish this by giving notice to our service center in a form and manner acceptable to us within 30 days before the last monthly transfer. If no request to continue the monthly transfers is made by you, as the owner, this option will terminate automatically with the last transfer.

Special Dollar Cost Averaging Option

When you make a purchase payment to the certificate, you may elect to allocate the entire purchase payment to either the six or twelve month special Dollar Cost Averaging option in the fixed account. The purchase payment will be credited with interest at a guaranteed fixed rate. Amounts will then be transferred from the special Dollar Cost Averaging option to the variable sub-accounts pro rata on a monthly basis for six or twelve months (depending on the option you select) in the allocations you specified when you applied for the certificate.


Amounts from the sub-accounts and/or fixed account options may not be transferred into the special Dollar Cost Averaging option. In addition, if you request a transfer (other than a Dollar Cost Averaging transfer) or a withdrawal from a special Dollar Cost Averaging option, any amounts remaining in the special option will be transferred to the variable sub-accounts according to your original allocation instructions. The special Dollar Cost Averaging option will end and cannot be re-elected. The special Dollar Cost Averaging option cannot be in effect at the same time the regular Dollar Cost Averaging is in effect.


Eligibility Requirements


In order to be eligible for dollar cost averaging, you must meet the following conditions:


1. the value of the selected sub-account (from which your transfers are made) must be at least $5,000;


2. the minimum amount that you may transfer out of the selected sub-account or fixed account is $250 per month; and


3. the minimum amount transferred into any other sub-account is the greater of $250 or 10% of the amount being transferred.


Please note that dollar cost averaging transfers can not be made from a sub-account from which you are receiving systematic withdrawals or automatic payouts.


You will not be charged for the dollar cost averaging service and transfers that result from dollar cost averaging practices. Nor will these transfers count toward the 18 transfers without charge per certificate year.


Automatic Asset Rebalancing

When you allocate purchase payments to certain portfolios in certain percentages, you define how you want your investments balanced. Changing market conditions affect each portfolio's performance, and can throw your allocations out of balance. You may instruct us to automatically rebalance the amounts by reallocating them among the variable sub-accounts, at the time and in the percentages that you specify. You must specify automatic asset rebalancing in your instructions to us. As the owner, you may elect to have the rebalancing done on an annual, semi-annual or quarterly basis. You may also elect to have amounts allocated among the sub-accounts using whole percentages, with a minimum of 10% allocated to each sub-account.

You may elect to establish, change or terminate the automatic asset rebalancing by submitting a request to our service center in a form and manner acceptable to us. Automatic asset rebalancing will not count towards the limit of 18 free transfers in a certificate year. There is currently no charge for the automatic asset rebalancing. However, we reserve the right to charge a nominal amount for this feature. We also reserve the right to discontinue offering automatic asset rebalancing any time for any reason.


Transfers After the Annuity Date

If you elect a variable annuity payout option, you may transfer variable account amounts after the annuity date by submitting a request in a form acceptable to us at our service center. Transfers will generally be processed as of the date of the request for the transfer.

Your request will be subject to the following provisions:

1. transfers after the annuity date may be made no more than four times during any annuity year; and

2. the minimum amount transferred from one sub-account to another is the amount supporting a current $50 monthly payment.

Your transfers among sub-accounts during the annuity period will be processed based on the formula outlined in the Statement of Additional Information.

CASH WITHDRAWALS

Withdrawals

You may generally withdraw all or part of your certificate's cash value at any time during the life of the annuitant and before the annuity date. You can do this by giving a written request to our service center. Your request will be subject to the rules below. Federal or state laws, rules or regulations may also apply.


If you surrender your certificate on or before the annuity date we will pay you the cash surrender value. The cash surrender value is equal to:

..  the adjusted certificate value; minus


..  any certificate fee; minus

..  any applicable contingent deferred sales load, and minus

..  any applicable premium taxes.

A surrender of your certificate will result in a cash withdrawal payment equal to the certificate's cash value at the end of the valuation period during which we receive your request along with all of your completed forms.

No withdrawals may be made after the annuity date. Only one partial withdrawal will be permitted annually while the systematic withdrawal option is in effect. Partial withdrawals must be at least $500.

In the case of a partial withdrawal, you may instruct our service center as to the amounts to be withdrawn from each sub-account or fixed account. If you do not specify from where the withdrawal is to be made, the withdrawal will be taken pro rata from all sub-accounts and the fixed account with current values. If the requested withdrawal reduces the value of the sub-account to less than $500, we reserve the right to transfer the remaining value of that sub-account pro rata among the other subaccounts. You will be notified in writing of any such transfer.

A partial withdrawal will not be processed if it would reduce the certificate value to less than $2,000. In that case, you will be notified that you will have 10 days from the date notice is mailed to submit subsequent instructions to:

a. withdraw a lesser amount, subject to the $500 minimum, leaving a certificate value of at least $2,000; or

b.  surrender the certificate for its cash value.

Amounts payable will be determined as of the end of the valuation period during which the subsequent instructions are received. If, after the expiration of the 10-day period, no written election is received from you, your withdrawal request will be considered null and void, and no withdrawal will be processed.

Fees Relating to Withdrawals or Surrenders

The certificate fee, unless waived, and premium taxes, if applicable, will be deducted from a full surrender before the application of any contingent deferred sales load. Your withdrawals may be taxable transactions. Moreover, the Code also requires us to withhold federal income tax from certain withdrawals.

Withholding applies to the portion of the withdrawal which is includable in income and subject to federal income tax. However, as an owner, you generally will be entitled to elect, in writing, not to have tax withholding apply. This is true except for distributions from certain qualified certificates that may be subject to mandatory 20% withholding. The federal income tax withholding rate for partial withdrawals and full surrenders is 10%, or 20% in the case of certain qualified plans, of the taxable amount of the withdrawal. Withholding applies only if the taxable amount of the withdrawal is at least $200. Moreover, the Code provides that a 10% penalty tax may be imposed on the taxable portions of distributions for certain early withdrawals. In addition, under New York law you may request us to withhold New York income tax from withdrawals.

Withdrawals, including surrender requests, generally will be processed as of the end of the valuation period during which the request, including all completed forms, is received. Payment of any cash withdrawal or lump sum death benefit due from the variable account will occur within seven days from the date we receive your request, except that we may postpone such payment if:

1. the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2. an emergency exists as defined by the Commission, or the Commission requires that trading be restricted; or

3.  the Commission permits a delay for the protection of owners.

The withdrawal request will be effective when all appropriate forms are received. Payments of any amounts derived from purchase payments paid by check may be delayed until the check has cleared your bank. The payment of a withdrawal from the fixed account may be delayed for up to six months. If payment from the fixed account is delayed for more than 10 days, interest will be paid on the withdrawal amount up to the date of payment.


You, as the owner, assume the investment risk for amounts allocated to the variable account. Certain withdrawals are subject to a contingent deferred sales load. The total amount paid upon surrender of the certificate, taking into account any prior withdrawals, may be more or less than total purchase payments paid.


Additional Withdrawal and Surrender Provisions

After a withdrawal of the total cash value, or at any time that the certificate value is zero, all of your rights as the owner will terminate.

Qualified certificates offered by the prospectus, except for IRAs and Roth IRAs, are only offered with our prior approval. They will be issued in connection with retirement plans which meet the requirements of the Code. You should refer to the terms of the particular retirement plan for any additional limitations or restrictions on your cash withdrawals, as these limitations or restrictions may supercede those of the certificate issued by us.

You may elect, under the systematic withdrawal option or automatic payout option (but not both), to withdraw certain amounts on a periodic basis from the sub-accounts before the annuity date.

Systematic Withdrawal Option

Before the annuity date, you may elect to have withdrawals automatically made from one or more sub-account(s) on a monthly basis. Other distribution frequencies (such as quarterly or semi-annually) may be allowed. The withdrawals will begin no sooner than the month following receipt of your written notice. Please note, however, payments will not begin sooner than the later of:

a.  30 days after the certificate date; or

b. the end of the free look period, allowing 5 days for delivery of the certificate by mail.

Upon written notice to you, we may change the day of the month on which withdrawals are made under this option. Withdrawals will be from the sub-account(s) and in the percentage allocations specified by you. If no specifications are made, withdrawals will be pro rata from all sub-accounts and the fixed account.

Eligibility and Rules of the Systematic Withdrawal Option

To be eligible for the systematic withdrawal option:

.. the certificate value must be at least $12,000 at the time you elect to use this option;


..  the minimum monthly amount that can be withdrawn is $100; and


.. the maximum monthly amount that can be withdrawn on an annual basis is equal to the sum, as of the date of the first withdrawal, of:

  a) 10% of purchase payments that are less than seven certificate years old, and


  b) 10% of remaining purchase payments that are at least seven certificate years old.


Systematic withdrawals are not subject to the contingent deferred sales load but may be reduced by any applicable premium tax. Systematic withdrawals may be taxable, subject to withholding, and subject to the 10% penalty tax.

Systematic withdrawals will continue unless you terminate them or they are automatically terminated by us as described in the certificate. If this option is terminated it may not be used again until the next certificate anniversary. You may make only one partial withdrawal while the systematic withdrawal option is in effect. If you make a second partial withdrawal while this option is in effect, it will automatically terminate the systematic withdrawal option. Upon any second partial withdrawal, any amount requested as a partial withdrawal, including the first in a certificate year, will be subject to a contingent deferred sales load to the extent it exceeds accumulated earnings.

We reserve the right to impose an annual fee of up to $25 per certificate year for administrative expenses associated with processing the systematic withdrawals. This fee, which is currently waived, will be deducted from each systematic withdrawal in equal installments during a certificate year. Consult your tax adviser and, if applicable, the particular retirement plan, before requesting withdrawals from a qualified certificate. There may be severe restrictions on withdrawals from qualified certificates.

Automatic Payout Option, or APO

Before the annuity date you may elect the automatic payout option, referred to as the APO, to satisfy minimum distribution requirements under the Internal Revenue Code for certain qualified certificates.

DEATH BENEFIT

If an owner or annuitant dies before the annuity date, a death benefit is payable. The death benefit will be equal to the greater of:

(1) the certificate value on the date we receive the required information (see below); or


(2) the Guaranteed Minimum Death Benefit, plus additional purchase payments received, less any partial withdrawals and any applicable premium taxes from the date of death to the date of payment of death proceeds.

Guaranteed Minimum Death Benefit

The Guaranteed Minimum Death Benefit (GMDB) for certificates purchased by any owner or with an annuitant age 85 or younger, is equal to the greater of the largest certificate value on the certificate date or on any certificate anniversary prior to the earlier of the date of death or any owner's or annuitant's 86th birthday, adjusted for any subsequent purchase payments (less the sum of all subsequent adjusted partial withdrawals and any premium taxes applicable to those withdrawals up to the date of death subsequent to the date of the certificate anniversary with the largest certificate value).


For certificates purchased by any owner or with an annuitant age 86 or older, the Guaranteed Minimum Death Benefit available will be the sum of all purchase payments, less adjusted partial withdrawals and any premium taxes applicable to these withdrawals.

The death benefit will be determined as of the valuation period during which the later of:

a.  proof of death of the owner or annuitant is received by our service center;
    or

b. written notice of the method of settlement elected by the beneficiary is received at our service center.

If no settlement method is elected, the death benefit will be calculated and paid as of a date no later than one year after the date of death. No contingent deferred sales load will apply. Until the death benefit is paid, the certificate value will remain in the sub-accounts as previously specified by the owner or as reallocated according to instructions received by us from all beneficiaries. Therefore, the certificate value will fluctuate with the investment performance of the applicable sub-accounts. As a result, the amount of the death benefit will depend on the certificate value at the time the death benefit is paid.

Upon death of the owner, if the owner's beneficiary or a joint owner, if applicable, is the surviving spouse, the surviving spouse may elect to continue the certificate rather than receiving the death benefit. If the certificate is continued, an amount equal to the excess, if any, of any guaranteed minimum death benefit over the account value will then be added to the account value. This amount will be added only once, at the time of such election.

The death benefit will be determined as of the valuation period during which the later of:

a.  proof of death of the owner or annuitant is received by our service center;
    or

b.. written notice of the method of settlement elected by the beneficiary is received at our service center.

If no settlement method is elected, the death benefit will be calculated and paid as of a date no later than one year after the date of death. No contingent deferred sales load will apply. Until the death benefit is paid, the certificate value will remain in the sub-accounts as previously specified by the owner or as reallocated according to instructions received by us from all beneficiaries. Therefore, the certificate value will fluctuate with the investment performance of the applicable sub-accounts. As a result, the amount of the death benefit will depend on the certificate value at the time the death benefit is paid.

Adjusted Partial Withdrawals

When you request a partial withdrawal, your guaranteed minimum death benefit may be reduced by an amount called the adjusted partial withdrawal. Under certain circumstances, the adjusted partial withdrawal may be more than the amount of your withdrawal request. It is also possible that if a death benefit is paid after you have made a partial withdrawal, then the total amount paid could be less than the total purchase payments. We have included a detailed explanation of this adjustment in the Statement of Additional Information.

Payment of Death Benefit

The death benefit is generally payable upon receipt of proof of death of the annuitant or owner. Once our service center receives this proof and the beneficiary's choice of a method of settlement, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information to make the payment. The death benefit may be paid in a lump sum cash benefit. Subject to any limitations under any state or federal law, rule, or regulation, it may be paid under one of the annuity forms, unless a settlement agreement effective under the certificate prevents this choice. If no settlement method is elected within one year of the date of death, the death benefit will be paid in a lump sum. The payment of the death benefit may be subject to certain distribution requirements under the federal income tax laws.

Designation of Beneficiaries

You, as the owner, may select one or more beneficiaries and name them in the application. If you select more than one beneficiary, unless you indicate otherwise they will each share equally in any death benefits payable. Different beneficiaries may be named with respect to an annuitant's death and an owner's death. Respectively, these individuals are referred to as the annuitant's beneficiary and the owner's beneficiary. Before the annuitant's death, you may change the beneficiary by notice to our service center in a form and manner acceptable to us. The owner may also make the designation of beneficiary irrevocable by sending notice to and obtaining approval from our service center. Irrevocable beneficiaries may only be changed with the written consent of the designated irrevocable beneficiaries, except to the extent required by law.

The interest of any beneficiary who dies before the owner or annuitant will terminate at the death of said beneficiary. The interest of any beneficiary who dies at the time of, or within 30 days after, the death of the owner or annuitant will also terminate if no benefits have been paid, unless the certificate has been endorsed to provide otherwise. The benefits will then be paid as though the beneficiary had died before the owner or annuitant. If the interests of all designated beneficiaries have terminated, any benefits payable will be paid to the owner's estate.

We may rely on an affidavit by any responsible person in determining the identity or non-existence of any beneficiary not identified by name.

Death of Annuitant Before the Annuity Date

If the annuitant dies before the annuity date and the annuitant is not an owner and there is no contingent annuitant, a death benefit under the certificate relating to that annuitant will be paid to the annuitant's beneficiary. If there is a contingent annuitant, then upon the death of the annuitant the contingent annuitant will become the annuitant and no death benefit will be paid at that time.

Death of Owner Before the Annuity Date

If an owner dies before the annuity date, a death benefit will be paid to that owner's beneficiary. If the certificate has joint owners, the surviving joint owner will be deemed the owner's beneficiary. If the owner's beneficiary is the deceased owner's spouse, then the spouse may elect to continue the certificate as his or her own or receive payment of the death benefit. If the spouse elects to continue the certificate, an amount equal to the excess, if any, of the Death Benefit over the account value will then be added to the account value. This amount will be added only once, at the time of such election. Furthermore, all future contingent deferred sales loads will be waived. The payment of the death benefit may be subject to certain distribution requirements under the federal income tax laws.


Death of Annuitant or Owner After the Annuity Date

If the annuitant or an owner dies after the annuity payments start, the remaining undistributed portion, if any, of the certificate will be distributed at least as rapidly as under the method of distribution being used as of the date of such death. Under some annuity forms, there will be no death benefit. If the owner is not the annuitant, upon an owner's death, any remaining ownership rights will pass to the owner's beneficiary.

CHARGES AND DEDUCTIONS

No deductions are made from purchase payments except for any applicable premium taxes. Therefore, the full amount, less any premium taxes, of the purchase payments are invested in one or more of the sub-accounts of the variable account or the fixed account.


As more fully described below, charges under the certificate are assessed in three ways:

1. as deductions for the certificate or annuity fees, any transfer fees, systematic withdrawal option or asset rebalancing fees, (if any), and, if applicable, for premium taxes;

2. as charges against the assets of the variable account for the assumption of mortality and expense risks and administrative expenses; and

3.  as contingent deferred sales loads.


In addition, certain deductions are made from the assets of the funds for investment management fees and expenses. These fees and expenses are described in the funds' prospectuses and their statements of additional information.

Contingent Deferred Sales Load/Surrender Charge

No deduction for sales charges is made from your purchase payments. However, a contingent deferred sales load, or surrender charge, of up to 6% of purchase payments paid may be imposed on certain withdrawals or surrenders, and possibly on certain annuitizations, to partially cover certain expenses incurred by us relating to the sale of the certificates, including commissions paid to salespersons, the costs of preparation of sales literature and other promotional costs and acquisition expenses.


We may also deduct the contingent deferred sales load if you annuitize your certificate.

The contingent deferred sales load/surrender charge percentage varies according to the number of certificate years between the certificate year in which a net premium was credited to the certificate and the certificate year in which the withdrawal is made. This charge is determined by multiplying the amount withdrawn that is subject to the contingent deferred sales load by the contingent deferred sales load percentage according to the following table.


                                    Contingent
                                  Deferred Sales
                                    Load As a
                                  Percentage of
Number of CertificateYears since     Purchase
Receipt of Each Purchase Payment     Payments
--------------------------------  --------------
Less than one year                      6%
1 year but less than 2 years            6%
2 years but less than 3 years           5%
3 years but less than 4 years           5%
4 years but less than 5 years           4%
5 years but less than 6 years           4%
6 years but less than 7 years           2%
7 or more years                         0%


In no event will the total contingent deferred sales load/surrender charge assessed against the certificate exceed 6% of the aggregate purchase payments paid to a certificate.


Certain amounts may be withdrawn free of any contingent deferred sales load. You may make withdrawals up to this "allowed amount" without incurring a contingent deferred sales load/surrender charge each certificate year before the annuity date. During the first certificate year, the allowed amount is equal to accumulated earnings not previously withdrawn.

For the first withdrawal, and only the first withdrawal in a certificate year after the first certificate year, the available allowed amount you may withdraw is equal to the sum of:

1. 100% of purchase payments not previously withdrawn and received at least seven certificate years before the date of withdrawal; plus


2. the greater of:

  a.  accumulated earnings not previously withdrawn; or

  b. 10% of purchase payments received at least one but less than seven complete certificate years before the date of withdrawal not reduced to take into account any prior withdrawals deemed to be made from such purchase payments.


After the first withdrawal in a certificate year after the first certificate year, the available allowed amount is equal to the sum of:

1. 100% of purchase payments not previously withdrawn and received at least seven certificate years before the date of withdrawal; plus


2.  accumulated earnings not previously withdrawn.

Withdrawals will always be made first from your accumulated earnings, and then from your purchase payments on a first-in first-out basis. This is done so that accumulated earnings may be depleted with the first withdrawal and the 10% of purchase payments discussed above is not used in the calculation of the allowed amount. If an allowed amount is not withdrawn during a certificate year, it does not carry over to the next certificate year. However, accumulated earnings, if any, in your certificate value are always available as the allowed amount. No withdrawals are allowed from a purchase payment made by a check which has not cleared.


Some certificate owners may hold certificates issued before 1995 which, when originally issued, provided for an allowed amount which was equal to the sum of:

1. all purchase payments, not previously withdrawn and held more than seven certificate years; plus


2. 10% of purchase payments held between one and seven certificate years not reduced by any withdrawals made by the owner from such purchase payments.


Under these certificates, withdrawals were made first from purchase payments on a first-in first-out basis, then from earnings. The allowed amount that applies to these owners will be determined by whichever formula provides them with the larger amount available, for full surrenders only, without a contingent deferred sales load.


In addition, no contingent deferred sales load is charged:

1. upon annuitization to an option involving life contingencies on or after the third certificate anniversary;

2. on distributions resulting from the death of the owner or annuitant before the annuity date;

3. upon withdrawals of certificate value among the sub-accounts under the systematic withdrawal option; or

4.  in some circumstances, under the automatic payout option.

Any applicable contingent deferred sales load will be deducted from the amount you requested for both partial withdrawals and full surrenders.

Administrative Charges

At the end of each certificate year before the annuity date, we deduct an annual certificate fee as partial compensation for expenses relating to the issue and maintenance of the certificate and the variable account. The annual certificate fee is equal to the lesser of $30 or 2% of the certificate value. No certificate fee will be deducted for a certificate year if your certificate value exceeds $50,000 on the last business day of the certificate year or as of the date the certificate is surrendered.

The certificate fee may be changed upon 30 days advance written notice to you, the owner, subject to the prior approval of the New York State Insurance Department. In no event may this fee exceed the lesser of $60 or 2% of the certificate value. Such increases in the certificate fee will apply only to future deductions after the effective date of the change.

If you surrender your certificate, we will deduct the certificate fee in full at the time of the surrender. The certificate fee will be deducted on a pro rata basis from each sub-account in which the certificate is invested at the time of such deduction or from the fixed account if there are insufficient funds in the sub-accounts.

After the annuity date, an annual annuity fee of $30 will be deducted in equal amounts from each variable annuity payment made during the year. For example, if monthly payments are made, the amount paid per month will be $2.50. This fee will not be changed. No annuity fee will be deducted from fixed annuity payments.

We also deduct an administrative expense charge from the variable account at the end of each valuation period both before and after the annuity date at an effective current annual rate of 0.15% of assets held in each sub-account. This deduction is for administrative expenses attributable to the certificates and the variable account which exceed the revenues received from the certificate fee, any transfer fee, and any fee imposed for systematic withdrawals.

We have the ability to increase or decrease this charge, but the charge is guaranteed not to exceed 0.25%. We will provide 30 days written notice of any change in fees. The administrative charges do not bear any relationship to the actual administrative costs of a particular certificate. The administrative expense charge is reflected in the variable accumulation or variable annuity unit values for each sub-account.

Mortality and Expense Risk Charge

We impose a charge called the mortality and expense risk charge to compensate us for bearing certain mortality and expense risks under the certificates. For assuming these risks, we make a daily charge equal to 0.003403% corresponding to an effective annual rate of 1.25% of the value of the net assets in the variable account. This charge is imposed both before and after the annuity date. We guarantee that this charge of 1.25% will never increase.


The mortality and expense risk charge is reflected in the variable accumulation or variable annuity unit values for each sub-account.

Variable accumulated values and variable annuity payments are not affected by changes in actual mortality experience incurred by us. The mortality risks assumed by us arise from our contractual obligations to make annuity payments and to pay death benefits before the annuity date. These payments are determined according to the annuity tables and other provisions contained in the certificate. Thus, you are assured that neither the annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payments under the certificate.

We also bear substantial risk in connection with the death benefit before the annuity date, since we may pay a death benefit that is greater than the certificate value. In this way, we bear the risk of unfavorable experience in the sub-accounts.

The expense risk assumed by us is the risk that our actual expenses in administering the certificate and the variable account will exceed the amount recovered through the administrative expense charge, certificate fees, transfer fees and any fees imposed for systematic withdrawals.

If the mortality and expense risk charge is insufficient to cover actual costs and risks assumed, the loss will fall on us. Conversely, if this charge is more than sufficient, any excess will be profit to us. Currently, we expect a profit from this charge.

We anticipate that the contingent deferred sales load will not generate sufficient funds to pay the cost of distributing the certificates. To the extent that the contingent deferred sales load is insufficient to cover the actual cost of certificate distribution, the deficiency will be met from our general corporate assets which may include amounts, if any, derived from the mortality and expense risk charge.

Premium Taxes

Currently, New York has no premium tax or retaliatory premium tax. If New York imposes these taxes in the future, or if you, as the owner are presently or become a resident of a state where such taxes apply, we will deduct applicable premium taxes, including any retaliatory taxes, paid with respect to a particular certificate from purchase payments, from amounts withdrawn, or from amounts applied on the annuity date. These taxes may range up to 3.5%.


In certain limited circumstances, a broker-dealer or other entity distributing the certificates may elect to pay us an amount equal to the premium taxes that would otherwise be attributable to that entity's customers. In such cases, we will not impose a premium tax charge on those certificates.

Transfer Fee

A fee equal to the lesser of $10 or 2% of the amount of the transfer is charged for each transfer in excess of 18 in a certificate year. Currently, no fee is charged for automatic asset rebalancing. However, we reserve the right to impose a nominal fee.

Systematic Withdrawal Option

We reserve the right to impose an annual fee, not to exceed $25 for administrative expenses associated with processing systematic withdrawals. This fee, which is currently waived, will be deducted in equal installments from each systematic withdrawal you take during a certificate year.

Automatic Asset Rebalancing Option

We currently do not charge for automatic asset rebalancing, but we reserve the right to impose a nominal fee for this feature in the future.

Taxes

Under present laws, we will incur state or local taxes, in addition to the premium taxes described above, in several states. No charges are currently made for taxes other than state premium taxes. However, we reserve the right to deduct charges in the future for federal, state and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the certificates.

Portfolio Expenses

The value of the assets in the variable account reflects the value of portfolio shares and therefore the fees and expenses paid by each portfolio.

DISTRIBUTION OF THE CERTIFICATE

AFSG Securities Corporation is the principal underwriter of the certificates. Like Transamerica, it is an wholly-owned indirect subsidiary of AEGON USA, Inc. It is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001. AFSG Securities Corporation is registered as a broker/dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc.


AFSG has entered into sales agreements with other broker/dealers to solicit applications for the certificates through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the certificates may be solicited by registered representatives of the broker/dealers appointed by Transamerica to sell its variable life insurance and variable annuities. These broker/dealers are registered with the Commission and are members of the NASD. The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities.


Under the agreements, applications for certificates will be sold by broker/dealers which will generally receive compensation of up to 6.25% of any initial and additional purchase payments, although higher amounts may be paid in certain circumstances. Additional amounts, including asset based trail commissions, may be paid in certain circumstances.


To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker/dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the certificates. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.


Transamerica intends to recoup commissions and other sales expenses primarily, but not exclusively, through:

..  The administrative charge;

..  The surrender charge;

..  The mortality and expense risk fee; and

.. Investment earnings on amounts allocated under certificates to the fixed account.


Commissions paid on the certificate, including other incentives or payments, are not charged to the certificate owners or the separate account.


ANNUITY PAYMENTS

Annuity Date

The annuity date is the date that the annuity purchase amount is applied to provide the annuity payments under the certificate. The annuity date will be used together with the annuity form and payment option you selected. The annuity date will remain effective unless the entire certificate value has been withdrawn or the death benefit has been paid to the beneficiary before that date.

Initially, as the owner, you select the annuity date when you buy the certificate. After that, you may change the annuity date from time to time by giving notice to our service center, provided that our service center receives notice of each change at least 30 days before the then-current annuity date. The annuity date must not be earlier than the third certificate anniversary.

The latest annuity date that you may elect is the first day of the calendar month immediately preceding the month of the annuitant's 85th birthday. The annuity date must be the first day of a calendar month. The first annuity payment will be on the first day of the month immediately following the annuity date.

Annuity Payment

The annuity purchase amount is the certificate value, minus any applicable contingent deferred sales load and minus any applicable premium taxes. Any contingent deferred sales load will be waived if the annuity form selected involves life contingencies and begins on or after the third certificate anniversary.

If the amount of the monthly annuity payment from the payment options which you select results in a monthly annuity payment of less than $20, or if the annuity purchase amount is less than $2,000, we reserve the right to use a less frequent mode of payment or pay the certificate value in a cash payment. Monthly annuity payments from the variable annuity payment option will further be subject to a minimum monthly annuity amount of $50 from each sub-account of the variable account from which such payments are made.

You may choose from the annuity forms below and we may consent to other plans of payment before the annuity date. For annuity forms involving life contingencies, the actual age and/or sex of the annuitant, or a joint or contingent annuitant will affect the amount of each payment. Sex-distinct rates generally are not allowed under certain qualified certificates. We reserve the right to ask for satisfactory proof of the annuitant's, or the joint or contingent annuitant's age. We may delay annuity payments until satisfactory proof is received. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment will be greater for older annuitants than for younger annuitants.

You may choose from the fixed annuity payment option, the variable annuity payment option or a combination of both. The annuity date and annuity forms available for qualified certificates may also be controlled by endorsements, the plan or applicable law.

A portion or the entire amount of the annuity payments may be taxable as ordinary income. If, at the time the annuity payments begin, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. State income tax withholding may also apply.

Election of Annuity Forms and Payment Options

Before the annuity date and while the annuitant is living, you may, by written request, change the annuity form or annuity payment option or request payment of the cash surrender value of the certificate. The request for change of the annuity date or annuity payment option must be received by our service center at least 30 days before the annuity date.

If you do not select an annuity form and payment option within at least 30 days before the annuity date, we will make fixed and/or variable annuity payments under the 120 month period certain and life annuity form and the applicable provisions of the certificate.

Annuity Payment Options

The annuity forms may be paid under fixed or variable annuity payment options.

Under the fixed annuity payment option, the amount of each payment will be determined on the annuity date and will not subsequently be affected by the investment performance of the sub-accounts.

Under the variable annuity payment option, the annuity payments, after the first, will reflect the investment experience of the sub-account or sub-accounts you choose.

You may elect a fixed annuity, a variable annuity, or a combination of both, in 25% increments of the annuity purchase amount. If you elect a combination, you must specify what part of the annuity purchase amount is to be applied to the fixed and variable payment options.

The initial allocation of variable annuity units for the variable sub-accounts will be in proportion to the certificate's value in the sub-accounts on the annuity date.

Fixed Annuity Payment Option

A fixed annuity provides for annuity payments that will remain constant according to the terms of the annuity form elected. If a fixed annuity is selected, the portion of the annuity purchase amount used to provide the fixed annuity will be transferred to our general account assets. The amount of annuity payments will be established by the fixed annuity provisions selected and the age and sex, if sex-distinct rates are allowed by law, of the annuitant and will not reflect investment performance after the annuity date.

The fixed annuity payment amounts are determined by applying the annuity purchase rate specified in the certificate to the portion of the annuity purchase amount applied to the fixed annuity option by you. Payments may change after the death of the annuitant under some annuity options; the amounts of these changes are fixed on the annuity date.


Variable Annuity Payment Option

A variable annuity provides for payments that vary in dollar amount, based on the investment performance of the selected sub-accounts of the variable account. The variable annuity purchase rate tables in the certificate reflect an assumed, but not guaranteed, annual interest rate of 4%, so if the actual net investment performance of the sub-accounts is less than this rate, then the dollar amount of the actual annuity payments will decrease. If the actual net investment performance of the sub-accounts is higher than this rate, then the dollar amount of the actual annuity payments will increase. If the net investment performance exactly equals the 4% rate, then the dollar amount of the actual annuity payments will remain constant.

Variable annuity payments will be based on the performance of the sub-accounts which you select, and on the allocations you make among the sub-accounts. For further details as to the determination of variable annuity payments, see the Statement of Additional Information. There is also an example in Appendix A to this prospectus.

Annuity Forms

You may choose any of the annuity forms described below. Subject to our approval, you may also select any other annuity form we may offer in the future.

1. Life Annuity. Payments start on the first day of the month immediately following the annuity date, if the annuitant is living. Payments end with the payment due just before the annuitant's death. There is no death benefit under this form. It is possible that only one payment will be made under this form if the annuitant dies before the second payment is due; only two payments will be made if the annuitant dies before the third payment is due, and so forth.

2. Life and Contingent Annuity. Payments start on the first day of the month immediately following the annuity date, if the annuitant is living. Payments will continue for as long as the annuitant lives. After the annuitant dies, payments will be made to the contingent annuitant, if living, for as long as the contingent annuitant lives. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. Payments will end with the payment due just before the death of the contingent annuitant. There is no death benefit after both the annuitant and the contingent annuitant die. If the contingent annuitant does not survive the annuitant, payments will end with the payment due just before the death of the annuitant. It is possible that only one payment or very few payments will be made under this form, if the annuitant and contingent annuitant die shortly after payments begin.

  The written request for this form must:

  a) name the contingent annuitant; and

  b) state the percentage of payments for the contingent annuitant.

Once annuity payments start under this annuity form, the person named as contingent annuitant for purposes of being the measuring life, may not be changed. We will need proof of age for the annuitant and for the contingent annuitant before payments start.

3. Life Annuity With Period Certain. Payments start on the first day of the month immediately following the annuity date, if the annuitant is living. Payments will be made for the longer of:

  a) the annuitant's life; or,

  b) the period certain.

  The period certain may be 120 or 180 or 240 months, but in no event may it exceed the life expectancy of the annuitant. If the annuitant dies after all payments have been made for the period certain, payments will cease with the payment due just before the annuitant's death. No benefit will then be payable to the annuitant's beneficiary.

  If the annuitant dies during the period certain, the rest of the period certain payments will be made to the annuitant's beneficiary. You may elect to have the present value of any remaining period certain payments paid to you in a single sum.

  If you do not elect to have the commuted value paid in a single sum after the annuitant's death, you may designate a payee to receive any remaining payments payable if the annuitant's beneficiary dies before all of the payments under the period certain have been made.

  If the annuitant's beneficiary dies before receiving all of the remaining period certain payments and a designated payee does not survive the annuitant's beneficiary for at least 30 days, then the remaining payments will be paid to you, if living, otherwise in a single sum to your estate.

  The written request for this form must:

  a) state the length of the period certain; and

  b) name the annuitant's beneficiary.

4. Joint and Survivor Annuity. Payments will be made, starting on the first day of the month immediately following the annuity date, if and for as long as the annuitant and joint annuitant are living. After the annuitant or joint annuitant dies, payments will continue as long as the survivor lives. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. It is possible that only one payment or very few payments will be made under this form if the annuitant and joint annuitant both die shortly after payments begin.

  The written request for this form must:

  a) name the joint annuitant; and

  b) state the percentage of continued payments for the survivor.

  Once payments start under this annuity form, the person named as joint annuitant, for the purpose of being the measuring life, may not be changed. We will need proof of age for the joint annuitants before payments start.

5. Other Forms of Payment. Benefits can be provided under any other annuity form not described in this section subject to our agreement and any applicable state or federal law or regulation. Requests for any other annuity form must be made in writing to our service center at least 30 days before the annuity date.

  Once payments start under the annuity form and payment option selected by you:

  a) no changes can be made in the annuity form and payment option;

  b) no additional premium will be accepted under the certificate; and

  c) no further withdrawals will be allowed.

General

You may, at any time after the annuity date by written notice to us at our service center, change the payee of annuity benefits being provided under the certificate.

The effective date of change in payee will be the later of:

a) the date we receive the written request for such change; or

b) the date specified by the owner.

If the certificate is issued as a qualified certificate, you may not change the payee on or after the annuity date.

Alternate Fixed Annuity Rates

The amount of any fixed annuity payments will be determined on the annuity date by using either the guaranteed fixed annuity rates or our current single premium fixed annuity rates at the time, whichever would result in a higher amount of monthly fixed annuity payments.

QUALIFIED CERTIFICATES

Qualified certificates may be used to fund contributory and rollover IRAs and Roth IRAs. With our prior approval, qualified certificates may also be used for various types of qualified pension and profit sharing plans under Code Section 401, which permits corporate employers to establish various types of retirement plans for employees, and as Section 403(b) annuities. Currently, additional purchase payments after the initial purchase payment may not be made to certificates used as Section 401(a) or Section 403(b) annuities. The tax rules applicable to distribution from qualified retirement plans, including restrictions on contributions and benefits, taxation of distributions, and any tax penalties, vary according to the type of plan and the terms and the conditions of the plan itself.


Various Tax Penalties May Apply to:

a) contributions in excess of specified limits;

b) distributions before age 59 1/2, subject to certain exceptions;

c) distributions that do not satisfy specified requirements; and

d) certain other transactions subject to qualified plans.

If you are purchasing a certificate for use in a qualified plan, you (the owner) should seek competent advice regarding the suitability of the proposed plan documents and the certificates to their specific needs. We reserve the right to decline to sell the certificate to certain qualified plans or terminate the certificate if, in our judgment, the certificate is not appropriate for the plan.

If a certificate is purchased to fund an IRA or a Roth IRA, you (the owner) must also be the annuitant. In addition, under current tax law, minimum distributions are required from certain qualified certificates. You should consult your tax adviser concerning these matters.

The Automatic Payout Option, or APO

Before the annuity date, for qualified certificate other than Roth IRAs, you may elect the automatic payout option, or APO, to satisfy minimum distribution requirements under Code Sections 401(a)(9), 403(b), and 408(b)(3).

For IRAs and SEP/IRAs, (and if you are a 5% owner, as defined in the Code, for other qualified contracts) this may be elected no earlier than six months before the calendar year in which the owner attains age 70 1/2, and payments may not begin earlier than January of such calendar year.

For other qualified certificates, APO can be elected no earlier than six months before the later of when you:

a) attain age 70 1/2; and

a) retire from employment.

Additionally, APO withdrawals may not begin before the later of:

a) 30 days after the certificate date; or

b) the end of the free-look period.


APO may be elected in any calendar month, but no later than the month in which the owner attains age 84. APO withdrawals will be from the sub-accounts and in the percentage allocations which you specify. If no specifications are made, withdrawals will be pro rata from all sub-accounts with value. Withdrawals can not be made from a sub-account from which dollar cost averaging transfers are being made.

Payments will be made annually, and will continue unless terminated by you or automatically terminated by you as set forth in the certificate. Once terminated, APO may not be elected again.

If only APO withdrawals are made, no contingent deferred sales load will apply, regardless of the allowed amount. However, if a partial withdrawal is taken, that partial withdrawal and any subsequent withdrawals in that certificate year will be subject to a contingent deferred sales load to the extent they exceed the allowed amount.

To be eligible for this option, the following conditions must be met:

1. the certificate value must be at least $12,000 at the time of election; and

2. the annual withdrawal amount is the larger of the required minimum distribution under Code Sections 401(a)(9) or 408(b)(3), or $500.

APO allows the required minimum distribution to be paid from the sub-accounts of the variable account. If there are insufficient funds in the variable account to make a withdrawal, or for other reasons as set forth in the certificate, this option will terminate.

If you have more than one qualified plan subject to the Code's minimum distribution requirements, you must consider all such plans in the calculation of your minimum distribution requirement, but we will make calculations and distribution with regard to this certificate only.

Restrictions under Section 403(b) Programs

Certain restrictions apply to annuity contracts used in connection with Code
Section 403(b) retirement plans. Code Section 403(b) provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations.

According to the requirements of the Code, Section 403(b) annuities generally may not permit distribution of:

a) elective contributions made in years beginning after December 31, 1988;

b) earnings on those contributions; or

c) earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989.

Distributions of such amounts will be allowed only upon death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL TAX MATTERS

Introduction

The following discussion is a general description of federal tax considerations relating to the certificate and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the certificate. If you are concerned about these tax implications, you should consult a competent tax adviser before initiating any transaction. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service, or simply the IRS. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The certificate may be purchased:

a) on a non-tax qualified basis for use as a non-qualified certificate; or

b) in connection with plans qualifying for special tax treatment as a qualified certificate.

Qualified certificates are designed for use by individuals solely as plans entitled to special income tax treatment under Code Sections 401, 403(b), 408 and 408A.

The ultimate effect of federal income taxes on the amounts held under a certificate, on annuity payments, and on the economic benefit to the owner, the annuitant, or the beneficiary may depend on:

a) the type of retirement plan or arrangement for which the certificate is purchased;

b) the tax status of the individual concerned; or

c) our tax status.

In addition, certain requirements must be satisfied in purchasing a qualified certificate with proceeds from a tax qualified retirement plan or other arrangement. Certain requirements must also be met when receiving distributions from a qualified certificate in order to continue receiving special tax treatment. Therefore, if you are considering the purchase of a qualified certificate, you should seek competent legal and tax advice regarding the suitability of the certificate for your situation. You will also need to be aware of the applicable requirements, and the tax treatment of the rights and benefits of the certificate.

The following discussion assumes that a qualified certificate is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment. The following discussion is also based on the assumption that the certificate qualifies as an annuity contract for federal income tax purposes. The Statement of Additional Information discusses the requirements for qualifying as an annuity.

Purchase Payments


At the time the initial purchase payment, as a prospective purchaser, you must specify whether you are purchasing a non-qualified certificate or a qualified certificate. If the initial purchase payment is derived from an exchange or surrender of another annuity certificate, we may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity certificate. We will require that you purchase separate certificates if you desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate certificate would require the minimum initial purchase payment stated above. Additional purchase payments under a certificate must qualify for the same federal income tax treatment as the initial purchase payment under the certificate. We will not accept an additional purchase payment under a certificate if the federal income tax treatment of such purchase payment would be different from that of the initial purchase payment.


Taxation of Annuities In General

Code Section 72 governs taxation of annuities in general. We believe that an owner who is a natural person generally is not taxed on increases in the value of a certificate until distribution occurs by withdrawing all or part of the certificate value, for example, through withdrawals or annuity payments under the annuity option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the certificate value, and in the case of a qualified certificate, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution, in the form of a single sum payment or an annuity, is taxable as ordinary income.

The owner of any non-qualified certificate who is not a natural person generally must include as income any increase in the excess of the certificate value over the investment in the contract during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person, for example, a trust, may wish to discuss these with a competent tax adviser.

The following discussion generally applies to certificates owned by natural persons.

Withdrawals

In the case of a withdrawal under a qualified certificate, including withdrawals under the systematic withdrawal option or the automatic payout option, a ratable portion of the amount received is taxable. This portion is generally based on the ratio of the investment in the contract to the individual's total accrued benefit under the retirement plan.

The investment in the certificate generally equals the amount of any non-deductible premiums paid by or on behalf of any individual. For a qualified certificate, the investment in the certificate can be zero. Special tax rules may apply to certain distributions from a qualified certificate.

With respect to non-qualified certificates, partial withdrawals, including withdrawals under the systematic withdrawal option, are generally treated as taxable income to the extent that the certificate value immediately before the withdrawal exceeds the investment in the contract at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the investment in the contract.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment elected under the certificate, in general, only the portion of the annuity payment that represents the amount by which the certificate value exceeds the investment in the certificate will be taxed. After the investment in the certificate is recovered, the full amount of any additional annuity payments is taxable.

For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the certificate by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her investment in the certificate.

For fixed annuity payments, in general, there is no tax on the portion of each payment which represents the same ratio that the investment in the certificate bears to the total expected value of the annuity payments for the term of the payments. However, the remainder of each annuity payment is taxable. Once the investment in the certificate has been fully recovered, the full amount of any additional annuity payments is taxable. If annuity payments cease as a result of an annuitant's death before full recovery of the investment in the certificate, consult a competent tax adviser regarding deductibility of the unrecovered amount.

Withholding

The Code requires us to withhold federal income tax from distributions under the certificates. However, except for distributions from certain qualified certificates, an owner will be entitled to elect, in writing, not to have tax withheld. Withholding applies to the portion of a distribution which is includible in income and subject to federal income tax, where the taxable amount is at least $200. Some states also require withholding for state income taxes.

The withholding varies according to the type of distribution and the owner's tax status. "Eligible rollover distributions" from Section 401(a) plans,
Section 403(a) annuities, and Section 403(b) tax sheltered annuities are subject to mandatory federal income tax withholding at the rate of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except for certain distributions, such as minimum required distributions or settlement option payments made in a specified form. The 20% mandatory withholding does not apply, however, if the owner chooses a "direct rollover" from the plan to another tax-qualified plan or to an IRA, other than a Roth IRA. The federal income tax withholding rate for a distribution that is not an eligible rollover distribution is 10% of the taxable amount of the distribution.

Penalty Tax

A federal income tax penalty equal to 10% of the amount treated as taxable income may be imposed on distributions. In general, however, there is no penalty tax on distributions:

1. made on or after the date on which the owner attains age 59 1/2;

2. made as a result of death or disability of the owner; or

3. received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the owner and a designated beneficiary.

Other tax penalties may apply to certain distributions under a qualified certificate.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the certificate because of the death of an owner or the annuitant. Generally such amounts should be includable in income as follows:

1. if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above; or

2. if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above.

Other rules relating to distributions at death apply to qualified certificates. You should consult your legal counsel and tax adviser regarding these rules and their impact on qualified certificates.

Required Distributions upon Owner's Death

Notwithstanding any provision of the certificate or this prospectus to the contrary, no payment of benefits provided under a non-qualified certificate will be allowed that does not satisfy the requirements of Code Section 72(s). If an owner dies before the annuity date, the death benefit payable to the owner's beneficiary will be distributed as follows:

a) the death benefit must be completely distributed within five years of the owner's date of death; or

b) the owner's beneficiary may elect, within the one year period after the owner's date of death, to receive the death benefit in the form of an annuity from us.

Please note that item b) is based on the following requirements:

1. the annuity must be distributed in substantially equal installments over the life of the owner's beneficiary or over a period not extending beyond the life expectancy of the owner's beneficiary; and

2. the distributions must not begin not later than one year after the owner's date of death.

Notwithstanding items a) and b) above, if the sole owner's beneficiary is the deceased owner's surviving spouse, then the surviving spouse may elect, within the one year period after the owner's date of death, to continue the certificate under the same terms as before the owner's death.

Upon receipt of such election from the spouse, in a form and manner acceptable to us, at our service office:

1. all rights of the spouse as owner's beneficiary under the certificate in effect before such election will cease;

2. the spouse will become the owner of the certificate and will also be treated as the contingent annuitant, if none has been named and only if the deceased owner was the annuitant; and

3. all rights and privileges granted by the certificate or allowed by us will belong to the spouse as owner of the certificate.

This election will be deemed to have been made by the spouse if such spouse makes a premium payment to the certificate or fails to make a timely election as described in this paragraph. If the owner's beneficiary is a nonspouse, the distribution provisions described in subparagraphs a) and b) above, will apply even if the annuitant and/or contingent annuitant are alive at the time of the owner's death. If the nonspouse owner's beneficiary is not an individual, then only a cash payment will be paid.

If no election is received by us from a nonspouse owner's beneficiary within the one year period after the owner's date of death, then we will pay the death benefit to the owner's beneficiary in a cash payment. The death benefit will be determined as of the date we make the cash payment. Such cash payment will be in full settlement of all our liability under the certificate.

If The Annuitant Dies After The Annuity Starts - If the annuitant dies after the annuity starts, any benefit payable will be distributed at least as rapidly as under the annuity form then in effect.

If An Owner Dies After The Annuity Starts - If an owner dies after the annuity starts, any benefit payable will continue to be distributed at least as rapidly as under the annuity form then in effect. All of the deceased owner's rights granted under the certificate or allowed by us will pass to the owner's beneficiary.

Joint Ownership - For purposes of this section, if the certificate has joint owners we will consider the date of death of the first joint owner as the death of the owner and the surviving joint owner will become the owner of the certificate, subject to the provisions described above.

Similar rules apply to qualified certificates.

Transfers, Assignments, or Exchanges of the Certificate

For a transfer of ownership of a non-qualified certificate, the designation of an annuitant, payee, or beneficiary who is not also the owner, or the exchange of a certificate may result in certain tax consequences to the owner that are not discussed herein.

As an owner, if you are contemplating any such designation, transfer, assignment, or exchange, you should contact a competent tax adviser with respect to the potential tax effects of such a transaction. Certain qualified certificates cannot be transferred or assigned, except as permitted by the Code or the Employee Retirement Income Security Act of 1974, also referred to simply as ERISA.

Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations

The discussion above provided general information regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S.

persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner's country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity policy purchase.

Multiple Certificates

All non-qualified deferred annuity certificates that are issued by us, or our affiliates, to the same owner during any calendar year are treated as one annuity certificate for purposes of determining the amount includable in gross income under Code Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity certificates or otherwise.

Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity certificate and a separate deferred annuity certificate as a single annuity certificate under its general authority to prescribe rules as may be necessary to enforce the income tax laws.

QUALIFIED CERTIFICATES

In General

The qualified certificate is designed for use as an IRA or Roth IRA. With our prior approval, the certificate may also be used for qualified pension and profit sharing plans established by corporate employers.

The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions.

Adverse tax consequences may result from:

..  contributions in excess of specified limits;

..  distributions before age 59 1/2, subject to certain exceptions;

.. distributions that do not conform to specified commencement and minimum distribution rules; and

..  other specified circumstances.

We make no attempt to provide more than general information about use of the certificates with the various types of retirement plans. Owners and participants under retirement plans as well as annuitants and beneficiaries are cautioned that the rights of any person to any benefits under qualified certificates may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the certificate issued in connection with such a plan.

Some retirement plans are subject to distribution and other requirements that are not incorporated in the certificates or the administration of the certificates. Owners are responsible for determining that contributions, distributions and other transactions with respect to the certificates satisfy applicable law. Purchasers of certificates for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the certificate.

For qualified plans under Sections 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner or plan participant:

1. reaches age 70 1/2; or

2. retires and also requires that the distributions must be made in a specified manner.

If the plan participant is a "5 percent owner" as defined in the Code, distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the owner, or plan participant reaches, age 70 1/2.

For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner, or plan participant, reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time before the owner's death.

Qualified Pension and Profit Sharing Plans

Code Section 401(a) permits employers to establish various types of retirement plans for employees.

Such retirement plans may permit the purchase of the certificate in order to provide retirement savings under the plans. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as H.R. 10, also permits self-employed individuals to establish qualified plans for themselves and their employees.

The death benefit could be characterized as an incidental death benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the contract in connection with such plans should consult their tax adviser.

Adverse tax consequences to the plan, to the participant, or to both, may result if this certificate is assigned or transferred to any individual as a means to provide benefits payments. If you are purchasing a certificate for use with such plans, you should seek competent advice regarding the suitability of the proposed plan documents and the certificate to their specific needs. The certificate is designed to invest retirement savings and not to distribute retirement benefits.

Individual Retirement Annuities, Simplified Employee Plans and Roth IRAs

The certificate is designed for use with contributory and rollover IRAs and Roth IRAs.

Code Section 408 permits eligible individuals to contribute to an individual retirement program known as an individual retirement annuity or individual retirement account, each hereinafter referred to as an IRA. A contributory IRA is a certificate in which initial and subsequent purchase payments are subject to limitations imposed by the Code. Also, distributions from certain other qualified plans may be rolled over, or transferred on a tax-deferred basis into an IRA described in Code Section 408.

A Section 408 IRA is an IRA described in Sections 408(a) or 408(b).

Earnings in an IRA are not taxed until distributed. IRA contributions are limited each year to the lesser of $2,000 or 100% of the owner's compensation. This includes earned income as defined in Code Section 401(c)(2) and may be deductible in whole or in part depending on the individual's adjusted gross income and whether or not the individual is considered an active participant in a qualified plan. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are rolled over or transferred on a tax-deferred basis into an IRA.

Other than nondeductible contributions, amounts in the IRA are taxed when distributed from the IRA. Distributions before age 59 1/2 are subject to a 10% penalty tax, unless certain exceptions apply. Purchasers should seek competent advice as to the suitability of the certificate for use with IRAs.

Eligible employers that meet specified criteria under Code Section 408(k) could establish simplified employee pension plans, also referred to as SEP-IRAs, for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs, and may be deductible to the employer. SEP-IRAs are subject to certain Code requirements regarding participation and amounts of contributions.

A contributory Roth IRA is a certificate to which initial and subsequent purchase payments are subject to limitations imposed by the Code. Code Section 408A permits eligible individuals to contribute to an individual retirement program known as a Roth IRA on a non-deductible basis. In addition, distributions from a Section 408 IRA may be converted to a Roth IRA.

Distributions from a Roth IRA generally are not taxed, except that, once total distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

1. before age 59 1/2, subject to certain exceptions; or

2. during the five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

Purchasers should seek competent advice as to the suitability of the certificate for use with Roth IRAs. The sale of a certificate for use with an IRA, SEP-IRA or Roth IRA may be subject to special disclosure requirements of the IRS. Purchasers of these certificates will be provided with supplemental information required by the IRS or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA, SEP-IRA or Roth IRA or their purchase.

Tax Sheltered Annuities

Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to Social Security and Medicare (FICA) taxes.

Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of:

..  elective contributions made in years beginning after December 31, 1988;

..  earnings on those contributions; or

.. earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Pre-1989 contributions and earnings through December 31, 1989 are not subject to the restrictions described above. However, funds transferred to a qualified certificate from a Section 403(b)(7) custodial account will be subject to the restrictions.

The death benefit could be characterized as an incidental death benefit, the amount of which is limited in any Code Section 403(b) annuity contract. Because the death benefit may exceed this limitation, employers using the certificate in connection with such plan should consult their tax adviser.


Restrictions under Qualified Certificates

Other restrictions may apply to the election, commencement, or distribution of benefits under qualified certificates or under the terms of the plans in respect of which qualified certificates are issued. A qualified certificate will be amended as necessary to conform to the requirements of the Code.

Possible Changes in Taxation

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the certificate could change by legislation or otherwise. You should consult a tax adviser with respect to legal developments and their effect on the certificate.


Other Tax Consequences

As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law and the law may change. Federal gift and estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the certificate depend on the individual circumstances of each owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

LEGAL PROCEEDINGS

There is no pending material legal proceeding affecting the variable account. Transamerica is involved in various kinds of routine litigation which, in management's judgment, are not of material importance to Transamerica's assets or to the variable account.

ACCOUNTANTS AND FINANCIAL STATEMENTS

The statutory-basis financial statements and schedules of Transamerica at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of the subaccounts of Separate Account VA-2LNY, which are available for investment by the Dreyfus/Transamerica Triple Advantage Variable Annuity contract owners as of December 31, 2001 and for the periods indicated thereon, included in the Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports appearing in the Statement of Additional Information. The financial statements audited by Ernst & Young LLP have been included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

VOTING RIGHTS

To the extent required by applicable law, all portfolio shares held in the variable account will be voted by Transamerica at regular and special shareholder meetings of the respective funds in accordance with instructions received from persons having voting interests in the corresponding sub-account. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or if Transamerica determines that it is allowed to vote all portfolio shares in its own right, Transamerica may elect to do so.

The person with the voting interest is the owner. The number of votes which are available to an owner will be calculated separately for each sub-account of the variable account. Before the annuity date, that number will be determined by applying his or her percentage interest, if any, in a particular sub-account to the total number of votes attributable to that sub-account. The owner holds a voting interest in each sub-account to which the certificate value is allocated. After the annuity date, the number of votes decreases as annuity payments are made and as the reserves for the certificate decrease.

The number of votes of a portfolio will be determined as of the date coincident with the date established by that portfolio for determining shareholders eligible to vote at the meeting of the funds. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the respective funds.

Shares as to which no timely instructions are received and shares held by Transamerica as to which owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all certificates participating in the sub-account. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person or entity having a voting interest in a sub-account will receive proxy material, reports and other material relating to the appropriate portfolio. It should be noted that the funds are not required to, and do not intend to, hold annual or other regular meetings of shareholders.

REINSTATEMENTS

You may surrender your certificate and transfer your money directly to another life insurance company (sometimes referred to as a 1035 Exchange or a trustee-to-trustee transfer). You may also ask us to reinstate your certificate after such a transfer by returning the same total dollar amount of funds to the applicable investment choices. The dollar amount will be used to purchase new accumulation units at the then current price. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. We recommend that you consult a tax professional to explain the possible tax consequences of exchanges and/or reinstatements.


AVAILABLE INFORMATION

Transamerica has filed a registration statement with the Securities and Exchange Commission under the Securities Act of 1933 relating to the certificate offered by this prospectus. This prospectus has been filed as a part of the registration statement and does not contain all of the information set forth in the registration statement and exhibits thereto. Reference is hereby made to such Registration Statement and exhibits for further information relating to Transamerica and the certificate.

Statements contained in this prospectus, as to the content of the certificate and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments filed as exhibits to the registration statement. The registration statement and the exhibits thereto may be inspected and copied at the office of the Commission, located at 450 Fifth Street, N.W., Washington, D.C.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

THE CERTIFICATE
DOLLAR COST AVERAGING
NET INVESTMENT FACTOR
ANNUITY PERIOD
GENERAL PROVISIONS
CALCULATIONS OF YIELDS AND TOTAL RETURNS
HISTORICAL PERFORMANCE DATA
FEDERAL TAX MATTERS
DISTRIBUTION OF THE CERTIFICATE
SAFEKEEPING OF ACCOUNT ASSETS
TRANSAMERICA
STATE REGULATION
RECORDS AND REPORTS
FINANCIAL STATEMENTS
APPENDIX

                                   Appendix A
Example of Variable Accumulation Unit Value Calculations

Suppose the net asset value per share of a portfolio at the end of the current valuation period is $20.15; at the end of the immediately preceding valuation period it was $20.10; the valuation period is one day; and no dividends or distributions caused the portfolio to go ex-dividend during the current valuation period. $20.15 divided by $20.10 is 1.002488. Subtracting the one day risk factor for mortality and expense risk charge and the administrative expense charge of .003814% (the daily equivalent of the current charge of 1.40% on an annual basis) gives a net investment factor of 1.002449. If the value of the variable accumulation unit for the immediately preceding valuation period had been 15.500000, the value for the current valuation period would be
15.537966 (15.5 x 1.002449).

Example of Variable Annuity Unit Value Calculations

Suppose the circumstances of the first example exist, and the value of a variable annuity unit for the immediately preceding valuation period had been
13.500000. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the variable annuity unit for the current valuation period would be 13.531613 (13.5 x 1.002449, which is the Net Investment Factor x 0.999893). 0.999893 is the factor, for a one day valuation period, that neutralizes the assumed rate of four percent (4%) per year used to establish the variable annuity rates found in the certificate.

Example of Variable Annuity Payment Calculations

Suppose that the account is currently credited with 3,200 variable accumulation units of a particular sub-account. Also suppose that the variable accumulation unit value and the variable annuity unit value for the particular sub-account for the valuation period which ends immediately preceding the first day of the month is 15.500000 and 13.500000 respectively, and that the variable annuity rate for the age and option elected is $5.73 per $1,000.

Then the first variable annuity payment would be:

    3.200 x 15.5 x 5.73 divided by 1,000 = $284.21,

  and the number of variable annuity units credited for future payments would be:

    284.21 divided by 13.5 = 21.052444.

For the second monthly payment, suppose that the variable annuity unit value on the 10th day of the second month is 13.565712. Then the second variable annuity payment would be $285.59 (21.052444 x 13.565712).

                                   Appendix B

                        CONDENSED FINANCIAL INFORMATION
The following condensed financial information is derived from the financial statements of the variable account. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information.

The following table sets forth certain information regarding the sub-accounts for the period from commencement of business operations of the sub-account through December 31, 2001. The variable accumulation unit values and the number of variable accumulation units outstanding for each sub-account for the periods shown are as follows:


                         For Service Class Shares



                                                                       Number of
                                Accumulation        Accumulation      Accumulation
                                Unit Value at        Unit Value     Units Outstanding
  Subaccount                 Beginning  of Period at End of Period  at End of Period
-------------------------------------------------------------------------------------
  Appreciation(/1/)
   2001...................         $37.729            $33.933          70,733.311
-------------------------------------------------------------------------------------
  Balanced(/1/)
   2001...................         $14.533            $12.923          90,510.336
-------------------------------------------------------------------------------------
  Disciplined Stock(/1/)
   2001...................         $20.256            $17.049          62,288.395
-------------------------------------------------------------------------------------
  Growth and Income(/1/)
   2001...................         $32.284            $29.595          43,520.208
-------------------------------------------------------------------------------------
  International
   Equity(/1/)
   2001...................         $20.866            $14.381          3,907.927
-------------------------------------------------------------------------------------
  International Value(/1/)
   2001...................         $13.994            $12.088          7,589.413
-------------------------------------------------------------------------------------
  Limited Term High
   Income(/1/)
   2001...................         $9.609              $9.024          38,058.118
-------------------------------------------------------------------------------------
  Quality Bond(/1/)
   2001...................         $17.410            $18.042         166,521.840
-------------------------------------------------------------------------------------
  Small Cap(/1/)
   2001...................         $86.109            $80.652          5,523.675
-------------------------------------------------------------------------------------
  Small Company Stock(/1/)
   2001...................         $13.456            $13.551          5,397.237
-------------------------------------------------------------------------------------
  Special Value(/1/)
   2001...................         $17.357            $16.163          10,952.036
-------------------------------------------------------------------------------------
  Stock Index(/1/)
   2001...................         $48.054            $40.797          77,148.339
-------------------------------------------------------------------------------------
  Socially Responsible
   Growth(/1/)
   2001...................         $40.334            $29.367          30,001.575
-------------------------------------------------------------------------------------
  Core Bond(/1/)
   2001...................         $10.877            $11.086         442,461.514
-------------------------------------------------------------------------------------
  Core Value(/1/)
   2001...................         $11.989            $11.703         189,134.552

                                                                  46 Number of
                              Accumulation       Accumulation     Accumulation
                              Unit Value at       Unit Value    Units Outstanding
  Subaccount               Beginning of Period at End of Period at End of Period
---------------------------------------------------------------------------------
  Emerging Leaders(/1/)
   2001...................       $11.890           $13.077         57,641.182
---------------------------------------------------------------------------------
  Emerging Markets(/1/)
   2001...................       $7.599             $7.291          4,395.311
---------------------------------------------------------------------------------
  European Equity
   2001...................       $12.193            $8.850          6,101.144
---------------------------------------------------------------------------------
  Founders Discovery(/1/)
   2001...................       $7.201             $5.987         47,065.301
---------------------------------------------------------------------------------
  Founders Growth(/1/)
   2001...................       $9.574             $7.320         68,106.033
---------------------------------------------------------------------------------
  Founders International
   Equity(/1/)
   2001...................       $11.473            $7.867         14,189.679
---------------------------------------------------------------------------------
  Founders Passport(/1/)
   2001...................       $11.726            $8.081          8,500.203
---------------------------------------------------------------------------------
  Japan(/1/)
   2001...................       $7.418             $5.469           98.956
---------------------------------------------------------------------------------
  MidCap Stock(/1/)
   2001...................       $10.832           $10.715         70,688.212
---------------------------------------------------------------------------------
  Technology Growth(/1/)
   2001...................       $12.401            $7.274         152,267.430


 (/1/) Sub-Account inception January 22, 2001.

                         For Initial Class Shares



                                                                    Number of
                              Accumulation       Accumulation     Accumulation
                              Unit Value at       Unit Value    Units Outstanding
  Subaccount               Beginning of Period at End of Period at End of Period
---------------------------------------------------------------------------------
  Transamerica
   Equity(/1/)ab
   2001...................       $13.736           $11.157          879,788.976
   2000...................       $15.422           $13.736        1,030,574.761
   1999...................       $ 11.35           $15.422          938,179.247
   1998...................       $ 10.00           $ 11.35          337,225.242
---------------------------------------------------------------------------------
  Appreciation(/2/)
   2001...................       $38.077           $34.053        2,286,087.389
   2000...................       $38.862           $38.077        2,538,244.334
   1999...................       $ 35.36           $38.862        2,778,082.022
   1998...................       $27.532           $ 35.36        2,358,609.519
   1997...................       $21.802           $27.532        1,798,913.636
   1996...................       $17.610           $21.802        1,074,614.761
   1995...................       $13.373           $17.610          587,928.246
   1994...................       $13.160           $13.373          285,265.910
   1993...................       $ 6.590           $13.160           44,612.892
---------------------------------------------------------------------------------
  Balanced(/6/)
   2001...................       $14.450           $12.949        1,469,034.235
   2000...................       $15.101           $14.450        1,526,680.134
   1999...................       $ 14.16           $15.101        1,540,794.857
   1998...................       $11.738           $ 14.16          857,333.328
   1997...................       $10.000           $11.738          333,714.857
---------------------------------------------------------------------------------
  Disciplined Stock(/5/)
   2001...................       $19.977           $17.086        2,546,567.597
   2000...................       $22.295           $19.977        2,857,474.334
   1999...................       $ 19.09           $22.295        2,764,507.486
   1998...................       $15.272           $ 19.09        2,262,990.153
   1997...................       $11.776           $15.272        1,196,912.676
   1996...................       $ 10.00           $11.776          381,884.114
---------------------------------------------------------------------------------
  Growth and Income(/4/)
   2001...................       $31.974           $29.686        1,642,037.894
   2000...................       $33.694           $31.974        1,823,064.055
   1999...................       $ 29.23           $33.694        1,902,864.700
   1998...................       $26.509           $ 29.23        2,071,117.603
   1997...................       $23.131           $26.509        2,179,109.968
   1996...................       $19.426           $23.131        1,906,011.179
   1995...................       $12.235           $19.426          734,393.096
---------------------------------------------------------------------------------
  International
   Equity(/4/)
   2001...................       $20.643           $14.416          442,312.944
   2000...................       $25.038           $20.643          504,384.816
   1999...................       $ 15.89           $25.038          458,935.429
   1998...................       $15.422           $ 15.89          431,892.273
   1997...................       $14.267           $15.422          378,355.293
   1996...................       $12.964           $14.267          226,976.242
   1995...................       $12.024           $12.964           61,152.467

                                                                     Number of
                               Accumulation       Accumulation     Accumulation
                               Unit Value at       Unit Value    Units Outstanding
  Subaccount                Beginning of Period at End of Period at End of Period
----------------------------------------------------------------------------------
  International Value(/5/)
   2001...................        $14.101           $12.067          251,627.953
   2000...................        $14.846           $14.101          290,528.407
   1999...................        $ 11.78           $14.846          325,359.228
   1998...................        $10.982           $ 11.78          240,526.824
   1997...................        $10.244           $10.982          172,941.244
   1996...................        $ 10.00           $10.244           47,815.855
----------------------------------------------------------------------------------
  Limited Term High
   Income(/6/)
   2001...................        $ 9.428           $ 9.028          582,107.026
   2000...................        $10.422           $ 9.428          673,887.688
   1999...................        $ 10.73           $10.422        1,076,017.149
   1998...................        $10.852           $ 10.73        1,308,425.217
   1997...................        $10.000           $10.852          473,373.863
----------------------------------------------------------------------------------
  Money Market(/1/)b
   2001...................        $ 1.316           $ 1.349       27,550,593.478
   2000...................        $ 1.259           $ 1.316       21,172,680.183
   1999...................        $  1.22           $ 1.259       18,055,789.503
   1998...................        $ 1.175           $  1.22       17,914,765.700
   1997...................        $ 1.132           $ 1.175       12,049,327.817
   1996...................        $ 1.093           $ 1.132       10,392,468.634
   1995...................        $ 1.048           $ 1.093        9,084,943.487
   1994...................        $ 1.018           $ 1.048        8,547,165.659
   1993...................        $ 1.021           $ 1.018        2,678,280.492
----------------------------------------------------------------------------------
  Quality Bond(/1/)
   2001...................        $17.199           $18.095       $1,375,975.313
   2000...................        $15.683           $17.199        1,305,584.850
   1999...................        $ 15.88           $15.683        1,277,828.172
   1998...................        $15.260           $ 15.88        1,282,534.621
   1997...................        $14.142           $15.260          987,773.886
   1996...................        $13.908           $14.142          664,469.782
   1995...................        $11.710           $13.908          454,139.991
   1994...................        $12.445           $11.710          164,657.770
   1993...................        $12.310           $12.445           86,752.856
----------------------------------------------------------------------------------
  Small Cap(/1/)
   2001...................        $87.446           $80.956          721,830.013
   2000...................        $78.255           $87.446          807,721.455
   1999...................        $ 64.44           $78.255          830,844.928
   1998...................        $67.668           $ 64.44          949,334.076
   1997...................        $58.773           $67.668        1,031,483.594
   1996...................        $51.121           $58.773        1,000,594.786
   1995...................        $40.064           $51.121          817,445.023
   1994...................        $37.702           $40.064          612,327.237
   1993...................        $39.620           $37.702          138,557.449

                                                                  Number of
                               Accumulation     Accumulation    Accumulation
                               Unit Value at    Unit Value at Units Outstanding
  Subaccount                Beginning of Period End of Period at End of Period
-------------------------------------------------------------------------------
  Small Company Stock(/5/)
   2001...................        $14.003          $13.597        412,394.391
   2000...................        $13.083          $14.003        461,911.435
   1999...................        $ 11.99          $13.083        490,455.380
   1998...................        $12.935          $ 11.99        582,290.495
   1997...................        $10.772          $12.935        513,524.112
   1996...................        $ 10.00          $10.772        212,878.654
-------------------------------------------------------------------------------
  Special Value(/1/)
   2001...................        $17.848          $16.197        780,572.270
   2000...................        $17.122          $17.848        875,018.934
   1999...................        $ 16.19          $17.122      1,025,465.093
   1998...................        $14.185          $ 16.19      1,081,841.670
   1997...................        $11.682          $14.185      1,017,390.458
   1996...................        $12.292          $11.682        489,733.637
   1995...................        $12.496          $12.292        666,488.480
   1994...................        $12.861          $12.496        820,985.237
   1993...................        $12.797          $12.861        167,686.797
-------------------------------------------------------------------------------
  Stock Index(/1/)
   2001...................        $47.264          $40.930      1,421,148.337
   2000...................        $52.828          $47.264      1,551,436.401
   1999...................        $ 44.42          $52.828      1,484,609.136
   1998...................        $35.128          $ 44.42      1,117,569.153
   1997...................        $26.791          $35.128        808,857.987
   1996...................        $22.172          $26.791        585,454.420
   1995...................        $16.437          $22.172        365,482.688
   1994...................        $16.521          $16.437        190,496.642
   1993...................        $16.590          $16.521         32,543.274
-------------------------------------------------------------------------------
  Socially Responsible
   Growth(/3/)
   2001...................        $38.602          $29.472        734,075.958
   2000...................        $43.996          $38.602        801,551.607
   1999...................        $ 34.30          $43.996        590,500.643
   1998...................        $26.879          $ 34.30        346,500.316
   1997...................        $21.221          $26.879        230,281.724
   1996...................        $17.752          $21.221        103,732.717
   1995...................        $13.377          $17.752         49,020.846
   1994...................        $13.364          $13.377         24,171.591
   1993...................        $12.490          $13.364          3,555.254
-------------------------------------------------------------------------------
  Core Bond(/10/)
   2001...................        $10.762          $11.095        556,924.191
   2000...................        $ 10.00          $10.762        212,811.995
-------------------------------------------------------------------------------
  Core Value(/7/)
   2001...................        $12.120          $11.703        444,555.462
   2000...................        $10.967          $12.120        299,289.448
   1999...................        $  9.29          $10.967        245,134.002
   1998...................        $ 10.00          $  9.29         32,398.128
-------------------------------------------------------------------------------
  Emerging Leaders(/11/)
   2001...................        $12.209          $13.091        241,122.589
   2000...................        $ 10.00          $12.209        105,445.462

                                                                     Number of
                               Accumulation       Accumulation     Accumulation
                               Unit Value at       Unit Value    Units Outstanding
  Subaccount                Beginning of Period at End of Period at End of Period
----------------------------------------------------------------------------------
  Emerging Markets(/11/)
   2001...................        $ 7.149           $ 7.283           21,134.802
   2000...................        $ 10.00           $ 7.149            9,505.412
----------------------------------------------------------------------------------
  European Equity(/9/)
   2001...................        $12.395           $ 8.784          102,060.935
   2000...................        $12.824           $12.395          146,685.359
   1999...................        $ 10.00           $12.824           41,298.363
----------------------------------------------------------------------------------
  Founders Discovery(/11/)
   2001...................        $ 7.474           $ 6.005          406,947.457
   2000...................        $ 10.00           $ 7.474          301,609.940
----------------------------------------------------------------------------------
  Founders Growth(/8/)
   2001...................        $ 9.299           $ 7.333          544,991.068
   2000...................        $12.632           $ 9.299          576,124.670
   1999...................        $ 10.00           $12.632          101,842.513
----------------------------------------------------------------------------------
  Founders International
   Equity(/9/)
   2001...................        $11.317           $ 7.860          168,869.454
   2000...................        $13.894           $11.317          160,697.091
   1999...................        $ 10.00           $13.894           14,166.033
----------------------------------------------------------------------------------
  Founders Passport(/8/)
   2001...................        $11.820           $ 8.081          408,133.299
   2000...................        $16.144           $11.820          480,799.330
   1999...................        $ 10.00           $16.144           53,674.766
----------------------------------------------------------------------------------
  Japan(/11/)
   2001...................        $ 7.692           $ 5.469            6,666.476
   2000...................        $ 10.00           $ 7.692            7,570.257
----------------------------------------------------------------------------------
  MidCap Stock(/7/)
   2001...................        $11.244           $10.726          606,419.225
   2000...................        $10.529           $11.244          518,749.796
   1999...................        $  9.63           $10.529          321,171.239
   1998...................        $ 10.00           $  9.63          221,581.308
----------------------------------------------------------------------------------
  Technology Growth(/9/)
   2001...................        $11.078           $ 7.305        3,051,421.844
   2000...................        $15.383           $11.078        3,163,994.205
   1999...................        $ 10.00           $15.383        1,272,158.607


(1) Sub-Account inception January 4, 1993.    (7) Sub-Account inception May 1, 1998.
(2) Sub-Account inception April 5, 1993.      (8) Sub-Account inception May 3, 1999.
(3) Sub-Account inception October 7, 1993.    (9) Sub-Account inception October 1, 1999.
(4) Sub-Account inception January 5, 1995.   (10) Sub-Account inception May 1, 2000.
(5) Sub-Account inception May 1, 1996.       (11) Sub-Account inception December 15, 1999.
(6) Sub-Account inception May 1, 1997.


a As of May 1, 2002, Transamerica Variable Insurance Funds, Inc. merger with AEGON/Transamerica Series Fund, Inc. Therefore, the following fund was moved into AEGON/Transamerica Series Fund, Inc. trust and renamed as follows:
   Transamerica VIF Growth Portfolio is now Transamerica Equity.


b The Transamerica Equity Subaccount and the Money Market Subaccount are available to all contract holders.


Financial Statements for the Variable Account and Transamerica

The financial statements and reports of independent auditors for the variable account and Transamerica are contained in the Statement of Additional Information.

                                   Appendix C

                                  DEFINITIONS

Active Sub-Account: A sub-account of the variable account in which the certificate has current value.

Annuitant: The person: (a) whose life is used to determine the amount of monthly annuity payments on the annuity date; and (b) who is the payee designated to receive monthly annuity payments, unless such payee is changed by the owner. The annuitant cannot be changed after the certificate has been issued, except upon the annuitant's death before the annuity date if a contingent annuitant has previously been named. In the case of a qualified certificate used to fund an IRA, Roth IRA, or a 403(b) annuity, the owner must be the annuitant.

Annuitant's Beneficiary: The person or persons named by the owner who may receive the death benefit under the certificate, if: (a) the annuitant is not the owner, there is no named contingent annuitant and the annuitant dies before the annuity date and before the death of the owner or owners; or (b) the annuitant dies after the annuity date under an annuity form containing a period certain option.

Annuity Date: The date on which the annuity purchase amount will be applied to provide monthly annuity payments under the annuity form and payment option selected by the owner. Monthly annuity payments will start the first day of the month immediately following the annuity date. Unless the annuity date is changed as allowed by the certificate, the annuity date will be as shown in the certificate. The annuity date may be changed by the owner upon 30 days advance written notice to our service office. The revised annuity date may not be earlier than the first day of the calendar month coinciding with or next following the third certificate anniversary. The annuity date may not be later than the first day of the calendar month immediately preceding the month of the annuitant's 85th birthday.

Annuity Payment: An amount paid by Transamerica at regular intervals to the annuitant and/or any other payee. It may be on a variable or fixed basis.

Annuity Purchase Amount: The amount applied as a single purchase payment to provide an annuity under the annuity form and payment options available under the certificate. The annuity purchase amount is equal to the certificate value, less any applicable contingent deferred sales load, and less any applicable premium taxes. In determining the annuity purchase amount, we will waive the contingent deferred sales load if the annuity form involves life contingencies and the annuity date occurs on or after the third certificate anniversary.

Annuity Year: A one-year period starting on the annuity date and, after that, each succeeding one-year period.

Cash Value: The amount payable to the owner if the certificate is surrendered on or before the annuity date. The cash value is equal to the certificate value, less the certificate fee, less any applicable contingent deferred sales load, and less applicable premium taxes.

Certificate Anniversary: The same month and day as the certificate date in each calendar year after the calendar year in which the certificate date occurs.

Certificate Date: The effective date of the certificate as shown on the certificate.

Certificate Value: The sum of the fixed accumulated value plus the variable accumulated value.

Certificate Year: The 12-month period from the certificate date and ending with the day before the first certificate anniversary and each twelve month period thereafter. The first certificate year for any particular net premium is the certificate year in which the premium is received by our service center.

Code: The U.S. Internal Revenue Code of 1986, as amended, and the rules and regulations issued thereunder.

Contingent Annuitant: The person who: (a) becomes the annuitant if the annuitant dies before the annuity date; or (b) may receive benefits under the certificate if the annuitant dies after the annuity date under an annuity form containing a contingent annuity option. A contingent annuitant may be designated only if the owner is not also the annuitant. The contingent annuitant may be changed at any time by the owner while the annuitant is living and before the annuity date.

Contingent Deferred Sales Load or Surrender Charge: A charge equal to a percentage of purchase payments withdrawn from the certificate that are less than seven years old. See Contingent Deferred Sales Load/Surrender Charge on for the specific percentages.


Fixed Account: All or portions of net purchase payments and transfers may be allocated to the fixed account. The fixed account assets are general assets of the company and are distinguishable from those allocated to a separate account of the company.


Fixed Accumulated Value: The total dollar amount of all amounts held under the fixed account for the certificate before the annuity date. The fixed accumulated value before the annuity date is equal to: (a) net purchase payments allocated to the fixed account plus interest credited; less (b) reductions for the annual certificate fee deducted on the last business day of each certificate year; plus or minus (c) amounts transferred to or from the variable sub-accounts; less (d) any applicable transfer fees; and less (e) withdrawals from fixed account.


Fixed Annuity: An annuity with predetermined payment amounts.

Free Look Period: The period of time, currently 10 days, beginning when the owner has received the certificate, during which the owner has the right to cancel the certificate.

Funds: AEGON/Transamerica Series Fund, Inc., Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Investment Portfolios, in which the variable account currently invests.


Inactive Sub-Account: A sub-account of the variable account in which the certificate has a zero balance.

Net Investment Factor: An index that measures the investment performance of a sub-account from one valuation period to the next.

Net Purchase Payment: A purchase payment reduced by any applicable premium tax, including retaliatory premium taxes.


Non-Qualified Certificate: A certificate that does not receive special tax treatment under the Code.

Owner or Joint Owners: The person or persons who, while living, control all rights and benefits under the certificate. Joint owners own the certificate equally with the right of survivorship. The right of survivorship means that if a joint owner dies, his or her interest in the certificate will pass to the surviving joint owner in accordance with the death benefit provision. Qualified certificates may not have joint owners.

Owner's Beneficiary: The person who becomes the owner of the certificate if the owner dies. If the certificate has joint owners, the surviving joint owner will be the owner's beneficiary.

Payee: The person who receives the annuity payments after the annuity date. The payee will be the annuitant, unless otherwise changed by the owner.

Portfolio: Dreyfus Stock Index Fund; The Dreyfus Socially Responsible Growth Fund, Inc.; any one of the portfolios of Dreyfus Variable Investment Fund; any one of the portfolios of Dreyfus Investment Portfolios; or the Growth Portfolio of AEGON/Transamerica Series Fund, Inc., underlying a sub-account of the variable account.


Proof of Death: May be: (a) a copy of a certified death certificate; (b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (c) a written statement by a medical doctor who attended the deceased; or (d) any other proof satisfactory to us.

Qualified Certificate: A certificate issued in connection with a retirement plan or program that qualifies for special tax treatment under Section 401(a), 403(b), 408 or 408A of the Code.

Receipt: Receipt and acceptance by us at our service center.

Service Center: Transamerica's Annuity Service Center, at 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001 and at telephone (877) 717-8861.

Source Account: A sub-account of the variable account or the fixed account, as permitted, from which dollar cost averaging transfers are being made.

Sub-Account: A subdivision of the variable account investing solely in shares of one of the portfolios.

Valuation Day: Any day the New York Stock Exchange is open for trading.

Valuation Period: The time interval between the closing of the New York Stock Exchange on consecutive valuation days.

Variable Account: Separate Account VA-2LNY, a separate account established and maintained by Transamerica for the investment of a portion of its assets. The variable account contains several sub-accounts to which all or portions of net purchase payments and transfers may be allocated.


Variable Accumulated Value: The total dollar amount of all variable accumulation units under each sub-account of the variable account held for the certificate before the annuity date. The variable accumulated value before the annuity date is equal to: (a) net purchase payments allocated to the sub-accounts; plus or minus (b) any increase or decrease in the value of assets of the sub-accounts due to investment results; less (c) the daily mortality and expense risk charge; less (d) the daily administrative expense charge; less (e) reductions for the annual certificate fee deducted on the last business day of each certificate year; plus or minus (f) amounts transferred to or from the fixed account; less (g) any applicable transfer fees; and less (h) withdrawals from the sub-accounts.


Variable Accumulation Unit: A unit of measure used to determine the certificate value before the annuity date. The value of a variable accumulation unit varies with each sub-account.

Variable Annuity: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified sub-accounts of the variable account.

Variable Annuity Unit: A unit of measure used to determine the amount of the second and each subsequent payment under a variable annuity payment option. The value of a variable annuity unit varies with each sub-account.

Withdrawals: Refers to partial withdrawals, full surrenders, and systematic withdrawals that are paid in cash to the owner, or to any person or persons specified by the owner.

Written Notice or Written Request: A notice or request in writing by the owner to Transamerica's service center. Such a request must contain original signatures; no carbons or photocopies will be accepted. Transamerica reserves the right to accept a facsimile copy.

                    STATEMENT OF ADDITIONAL INFORMATION FOR

                   DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE[RM]
                          VARIABLE ANNUITY CERTIFICATE

                            Separate Account VA-2LNY

                                   Issued By
                Transamerica Life Insurance Company of New York

The Statement of Additional Information expands upon subjects discussed in the May 1, 2002 prospectus for the Dreyfus/Transamerica Triple Advantage[RM] Variable Annuity Certificate ("certificate") issued by Transamerica Life Insurance Company of New York (formerly called First Transamerica Life Insurance Company). The owner may obtain a copy of the prospectus by writing to Transamerica Life Insurance Company of New York, Annuity Service Center, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-0001 or by calling 877-717-8861. The prospectus sets forth information that a prospective investor should know before investing in a contract. Terms used in the current prospectus for the certificate are incorporated in this statement.


This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the certificate.

                               Dated May 1, 2002

 TABLE OF CONTENTS                                                                            Page
THE CERTIFICATE .............................................................................   3
DOLLAR COST AVERAGING .......................................................................   3
NET INVESTMENT FACTOR .......................................................................   3
ANNUITY PERIOD ..............................................................................   4
   Variable Annuity Units and Payments ......................................................   4
   Variable Annuity Unit Value ..............................................................   4
   Transfers After the Annuity Date .........................................................   4
GENERAL PROVISIONS ..........................................................................   4
   Adjusted Partial Withdrawals .............................................................   4
   IRS Required Distributions ...............................................................   6
   Non-Participating ........................................................................   6
   Misstatement of Age or Sex ...............................................................   6
   Proof of Existence and Age ...............................................................   6
   Assignment ...............................................................................   6
   Annuity Data .............................................................................   6
   Annual Report ............................................................................   7
   Incontestability .........................................................................   7
   Ownership ................................................................................   7
   Entire Contract ..........................................................................   7
   Changes in the Certificate ...............................................................   7
   Protection of Benefits ...................................................................   7
   Delay of Payments and Transfers ..........................................................   7
   Notices and Directions ...................................................................   8
   Sales in Special Situations ..............................................................   8
CALCULATION OF YIELDS AND TOTAL RETURNS .....................................................   8
   Money Market Sub-Account Yield Calculation ...............................................   8
   Other Sub-Account Yield Calculations .....................................................   9
   Average Total Return Calculations ........................................................  10
   Hypothetical (Adjusted Historical) Performance Data ......................................  10
   Other Performance Data ...................................................................  10
HISTORICAL PERFORMANCE DATA .................................................................  11
   General Limitations ......................................................................  11
   Money Market Sub-Account Yield ...........................................................  11
   Sub-Account Performance Figures Including Adjusted Hypothetical Performance ..............  11
   Since Commencement of the Sub-Accounts ...................................................  11
FEDERAL TAX MATTERS .........................................................................  15
   Taxation of Transamerica .................................................................  15
   Tax Status of the Certificates ...........................................................  15
DISTRIBUTION OF THE CERTIFICATE .............................................................  16
SAFEKEEPING OF VARIABLE ACCOUNT ASSETS ......................................................  16
TRANSAMERICA ................................................................................  16
   General Information and History ..........................................................  16
STATE REGULATION ............................................................................  17
RECORDS AND REPORTS .........................................................................  17
FINANCIAL STATEMENTS ........................................................................  17
APPENDIX ....................................................................................  18
   Accumulation Transfer Formula ............................................................  18

 THE CERTIFICATE

   As a supplement to the description in the prospectus, the following provides additional information about the certificate which may be of interest to some owners.

DOLLAR COST AVERAGING

   We reserve the right to send written notification to you as to the options available if termination of dollar cost averaging, either by you or by us, results in the value in the receiving sub-account(s) to which monthly transfers were made to be less than $500. You will have 10 days from the date our notice is mailed to:

 (a) transfer the value of the sub-account(s) to another sub-account with a value equal to or greater than $500; or

 (b) transfer funds from another sub-account into the receiving sub-account(s) to bring the value of that sub-account to at least $500; or

 (c) submit an additional purchase payment to make the value of the sub-account equal to or greater than $500; or


 (d) transfer the entire value of the receiving sub-account(s) back into the source account from which the automatic transfers were made.

   If no election, in a form and manner acceptable to us, is made by you before to the end of the 10 day period, we reserve the right to transfer the value of the receiving sub-account(s) back into the source account from which the automatic transfers were made. Transfers made as a result of (a), (b), or (d) above will not be counted for purposes of the eighteen free transfers per certificate year limitation.

NET INVESTMENT FACTOR

   For any sub-account of the variable account, the net investment factor for a valuation period before the annuity date is (a) divided by (b), minus (c) minus
(d).

   Where (a) is

     The net asset value per share held in the sub-account, as of the end of the valuation period, plus or minus the per-share amount of any dividend or capital gain distributions if the "ex-dividend" date occurs in the valuation period, plus or minus a per-share charge or credit as we may determine, as of the end of the valuation period, for taxes.

   Where (b) is

     The net asset value per share held in the sub-account as of the end of the last prior valuation period.

   Where (c) is

     The daily charge of 0.003403% (1.25% annually) for the mortality and expense risk charge under the certificate times the number of calendar days in the current valuation period.

   Where (d) is

     The daily administrative charge, currently 0.000411% (0.15% annually) times the number of calendar days in the current valuation period. This charge may be increased, but will not exceed 0.000684% (0.25% annually).

A valuation day is defined as any day on which the New York Stock Exchange is open.


ANNUITY PERIOD

   The variable annuity options provide for payments that fluctuate or vary in dollar amount, based on the investment performance of the selected variable account sub-account(s).

Variable Annuity Units and Payments

   For the first monthly payment, the number of variable annuity units credited in each sub-account will be determined by dividing: (a) the portion of the value to be applied to the sub-account multiplied by the variable annuity purchase rate specified in the certificate by (b) the value of one variable annuity unit in that sub-account on the annuity date.

   The amount of each subsequent variable annuity payment equals the product of the number of variable annuity units in each sub-account and the sub-account's variable annuity unit value as of the tenth day of the month before the payment due date. The amount of each payment may vary.

Variable Annuity Unit Value

   The value of a variable annuity unit in a sub-account on any valuation day is determined as described below.

   The net investment factor for the valuation period (for the appropriate annuity payment frequency) just ended is multiplied by the value of the variable annuity unit for the sub-account on the preceding valuation day. The net investment factor after the annuity date is calculated in the same manner as before the annuity date and then multiplied by an interest factor. The interest factor equals (.999893) where n is the number of days since the preceding valuation day. This compensates for the 4% interest assumption built into the variable annuity purchase rates.

Transfers After the Annuity Date

   After the annuity date, you may transfer variable annuity units from one sub-account to another, subject to certain limitations. (See "Transfers" page 24 of the prospectus.) The dollar amount of each subsequent monthly variable annuity payment after the transfer must be determined using the new number of variable annuity units multiplied by the sub-account's variable annuity unit value on the tenth day of the month preceding payment.

   The formula used to determine a transfer after the annuity date can be found in the Appendix to this Statement of Additional Information.

GENERAL PROVISIONS

Adjusted Partial Withdrawals

The amount of your Guaranteed Minimum Death Benefit is reduced due to a partial withdrawal by an amount called the adjusted partial withdrawal. The reduction amount depends on the relationship between your Guaranteed Minimum Death Benefit and account value. The adjusted partial withdrawal is equal to (1) multiplied by
(2), where:

(1) is the Gross Partial Withdrawals, where gross partial withdrawal = requested withdrawal plus any premium taxes plus contingent deferred sales loads on (excess partial withdrawal plus any premium taxes); and

(2) is the adjustment factor = current death benefit prior to the withdrawal divided by the current account value prior to the withdrawal.

The following examples describe the effect of a withdrawal on the Guaranteed Minimum Death Benefit and account value.

---------------------------------------------------------------------------------------------
                                   Example 1
                          (Assumed Facts for Example)
---------------------------------------------------------------------------------------------
 $75,000  Current Guaranteed Minimum Death Benefit (GMDB) before withdrawal
---------------------------------------------------------------------------------------------
 $50,000  Current account value before withdrawal
---------------------------------------------------------------------------------------------
 $75,000  Current death benefit (larger of account value and GMDB)
---------------------------------------------------------------------------------------------
       6% Current contingent deferred sales load percentage
---------------------------------------------------------------------------------------------
 $15,000  Requested withdrawal
---------------------------------------------------------------------------------------------
  $6,000  Assumed withdrawal amount free of contingent deferred sales loads
---------------------------------------------------------------------------------------------
  $9,000  Excess partial withdrawal (EPW): amount subject to contingent deferred sales loads
---------------------------------------------------------------------------------------------
   $   0  Premium taxes
---------------------------------------------------------------------------------------------
   $ 540  Contingent deferred sales load on (EPW plus premium taxes) = 0.06*(9,000 + 0)
---------------------------------------------------------------------------------------------
  $9,540  Reduction in account value due to excess partial withdrawal = 9,000 +  0 + 540
---------------------------------------------------------------------------------------------
 $23,310  Adjusted partial withdrawal = (6,000 + 9,540)*75,000/50,000
---------------------------------------------------------------------------------------------
 $51,690  New GMDB (after withdrawal) = 75,000 - 23,310
---------------------------------------------------------------------------------------------
 $34,460  New account value (after withdrawal) = 50,000 - 15,540
---------------------------------------------------------------------------------------------

Summary:
-------

Reduction in guaranteed minimum death benefit = $23,310
Reduction in account value                    = $15,540

Note, guaranteed minimum death benefit is reduced more than the account value since the guaranteed minimum death benefit was greater than the account value just prior to withdrawal.

---------------------------------------------------------------------------------------------
                                   Example 2
                          (Assumed Facts for Example)
---------------------------------------------------------------------------------------------
 $50,000  Current Guaranteed Minimum Death Benefit (GMDB) before withdrawal
---------------------------------------------------------------------------------------------
 $75,000  Current account value before withdrawal
---------------------------------------------------------------------------------------------
 $75,000  Current death benefit (larger of account value and GMDB)
---------------------------------------------------------------------------------------------
       6% Current contingent deferred sales load percentage
---------------------------------------------------------------------------------------------
 $15,000  Requested withdrawal
---------------------------------------------------------------------------------------------
 $11,000  Assumed withdrawal amount free of contingent deferred sales loads
---------------------------------------------------------------------------------------------
  $4,000  Excess partial withdrawal (EPW): amount subject to contingent deferred sales loads
---------------------------------------------------------------------------------------------
   $   0  Premium taxes
---------------------------------------------------------------------------------------------
   $ 240  Contingent deferred sales load on (EPW plus premium taxes) = 0.06*(4,000 + 0)
---------------------------------------------------------------------------------------------
  $4,240  Reduction in account value due to excess partial withdrawal = 4,000 + 0 + 240
---------------------------------------------------------------------------------------------
 $15,240  Adjusted partial withdrawal = (11,000 + 4,240)*75,000/75,000
---------------------------------------------------------------------------------------------
 $34,760  New GMDB (after withdrawal) = 50,000 - 15,240
---------------------------------------------------------------------------------------------
 $59,760  New account value (after withdrawal) = 75,000 - 15,240
---------------------------------------------------------------------------------------------

Summary:
-------

Reduction in guaranteed minimum death benefit = $15,240
Reduction in account value                    = $15,240

Note, guaranteed minimum death benefit and account value are reduced by the same amount since the account value was higher than the guaranteed minimum death benefit just prior to withdrawal.

Upon death of the owner, if the owner's beneficiary or a joint owner, if applicable, is the surviving spouse, the surviving spouse may elect to continue the certificate rather than receiving the death benefit. If the certificate is continued, an amount equal to the excess, if any, of any guaranteed minimum death benefit over the account value will then be added to the account value. This amount will be added only once, at the time of such election.

IRS Required Distributions

   The certificate is intended to qualify as an annuity contract for federal income tax purposes. All provisions in the certificate will be interpreted to maintain such tax qualification. We may make changes in order to maintain this qualification or to conform the certificate to any applicable changes in the tax qualification requirements. We will provide you with a copy of any changes made to the certificate. If any owner under a non-qualified certificate dies before the entire interest in the certificate is distributed, the value generally must be distributed to the designated beneficiary so that the certificate qualifies as an annuity under the Code. (See "Federal Tax Matters" page 39.)

Non-Participating

   The certificates are non-participating. No dividends are payable and the certificates will not share in the profits or surplus earnings of Transamerica.

Misstatement of Age or Sex

   If the age or sex of the annuitant or any other measuring life has been misstated in the application, the annuity payments under the certificate will be whatever the annuity purchase amount applied on the annuity date would purchase on the basis of the correct age or sex of the annuitant and/or other measuring life. Any overpayments or underpayments by us as a result of any such misstatement may be respectively charged against or credited to the annuity payment or annuity payments to be made after the correction so as to adjust for such overpayment or underpayment.

Proof of Existence and Age

   Before making any payment under the certificate, we may require proof of the existence and/or proof of the age of the annuitant or any other measuring life, or any other information deemed necessary in order to provide benefits under the certificate.

Assignment

   No assignment of a certificate will be binding us unless made in writing and given to us at our service center. We are not responsible for the adequacy of any assignment. Your rights and the interest of any annuitant or non-irrevocable beneficiary will be subject to the rights of any assignee of record.

Annuity Data

   We will not be liable for obligations which depend on receiving information from a payee or measuring life until such information is received in a satisfactory form.

Annual Report

   At least once each certificate year prior to the annuity date, you will be given a report of the current certificate value. This report will also include any other information required by law or regulation. After the annuity date, a confirmation will be provided with every variable annuity payment.

Incontestability

   The certificates are incontestable from the certificate date.

Ownership

   Only you, as the owner, will be entitled to the rights granted by the certificate, or allowed by us under the certificate. If an owner dies, the rights of the owner belong to the estate of the owner unless the owner has previously named an owner's beneficiary. A surviving joint owner automatically becomes the owner's beneficiary.

Entire Contract

   We have issued the certificate in consideration and acceptance of the application and payment of the initial purchase payment. A copy of the application is attached to and is part of the certificate and along with the certificate constitutes the entire contract. All statements made by you are considered representations and not warranties. We will not use any statement in defense of a claim unless it is made in the application and a copy of the application is attached to the certificate when issued.


Changes in the Certificate

   Only two of our authorized officers, acting together, have the authority to bind Transamerica or to make any change in the certificate and then only in writing. We will not be bound by any promise or representation made by any other persons.

   We may not change or amend the certificate, except as expressly provided in the certificate, without your consent. However, we may change or amend the certificate if such change or amendment is necessary for the certificate to comply with any state or federal law, rule or regulation.

Protection of Benefits

   To the extent permitted by law, no benefit (including death benefits) under the certificate will be subject to any claim or process of law by any creditor.

Delay of Payments and Transfers

   Payment of any cash withdrawal or lump sum death benefit due from the variable account will occur within seven days from the date the election becomes effective, except that we may postpone such payment if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the Securities and Exchange Commission (Commission), or the Commission requires that trading be restricted; or (3) the Commission permits a delay for the protection of owners.

   In addition, while it is our intention to process all transfers from the sub-accounts immediately upon receipt of a transfer request, the certificate gives us the right to delay effecting a transfer from a sub-account for up to seven days, but only in certain limited circumstances. However, the staff of the Commission currently interprets the Investment Company Act of 1940 to require the immediate processing of all transfers, and in compliance with that interpretation we will process all transfers immediately unless and until the Commission or its staff changes its interpretation or otherwise permits us to exercise this right. Subject to such approval, we may delay effecting such a transfer only if there is a delay of payment from an affected portfolio. If this happens, and if the prior approval of the Commission or its staff is obtained, then we will calculate the dollar value or number of units involved in the transfer from a sub-account on or as of the date we receive a written transfer request, but will not process the transfer to the transferee sub-account until a later date during the seven-day delay period when the portfolio underlying the transferring sub-account obtains liquidity to fund the transfer request through sales of portfolio securities, new premiums, transfers by investors or otherwise. During this period, the amount transferred would not be invested in a sub-account.

   We may delay payment of any withdrawal from the fixed account for a period of not more than six months after we receive the request for such withdrawal. We delay payment for more than 30 days, we will pay interest on the withdrawal amount up to the date of payment. (See "Cash Withdrawals" page 26 of the prospectus.)

Notices and Directions

   We will not be bound by any authorization, direction, election or notice which is not in writing, or in a form and manner acceptable to us, and received at our service center.

   Any written notice we are required to send to you will be satisfied by our mailing of any such required written notice, by first-class mail, to your last known address as shown on our records.

Sales in Special Situations

We may sell the certificates in special situations that are expected to involve reduced expenses for us. These instances may include:


1. sales in certain group arrangements, such as employee savings plans;
2. sales to current or former officers, directors, employees and their families, of Transamerica and its affiliates;
3. sales to officers, directors, employees and their families, of the portfolios' investment advisers and their affiliates; or

4. sales to officers, directors, employees and sales agents, including registered representatives and their families, or broker-dealers and other financial institutions that have sales agreements with us to sell the certificates.


In such situations:

1. the contingent deferred sales load may be reduced or waived;

2. the mortality and expense risk charge or administration charges may be reduced or waived; or

3. certain amounts may be credited to the certificate account value, for example, amounts related to commissions or sales compensation otherwise payable to a broker-dealer may be credited to the certificate account value.


These reductions in fees or charges or credits to the account value will not unfairly discriminate against any certificate owner. These reductions in fees or charges or credits to the account value are generally taxable and treated as purchase payments for purposes of income tax and any possible premium tax.


CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Sub-Account Yield Calculation

   In accordance with regulations adopted by the Commission, we are required to compute the Money Market Sub-Account's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Series or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Sub-Account and income other than investment income at the beginning of such seven-day period, dividing such net change in certificate value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in certificate value reflects the deductions for the annual certificate fee, the mortality and expense risk charges and administrative expense charges and income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Sub-Account of the variable account will be lower than the yield for the Money Market Portfolio.

   The Commission also permits us to disclose the effective yield of the Money Market Sub-Account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

   The yield on amounts held in the Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of portfolio securities held by the Money Market Portfolio, and operating expenses. In addition, the yield figures do not reflect the effect of any contingent deferred sales load (of up to 6% of premiums) that may be applicable to a certificate.

Other Sub-Account Yield Calculations

   We may from time to time disclose the current annualized yield of one or more of the sub-accounts (except the Money Market Sub-Account) for 30-day periods. The annualized yield of a sub-account refers to the income generated by the sub-account over a specified 30-day period. Because this yield is annualized, the yield generated by a sub-account during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per variable accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

   YIELD   =   2[{a - b+1}6-1]
                  -----
                    cd
   Where:

   a = net investment income earned during the period by the portfolio attributable to the shares owned by the sub-account.

   b = expenses for the sub-account accrued for the period (net of reimbursements).

   c = the average daily number of variable accumulation units outstanding during the period.

   d = the maximum offering price per variable accumulation unit on the last day of the period.

   Net investment income will be determined in accordance with rules established by the Commission. Accrued expenses will include all recurring fees that are charged to all certificates. The yield calculations do not reflect the effect of any contingent deferred sales load that may be applicable to a particular certificate. Contingent deferred sales load range from 6% to 0% of the amount of certificate value withdrawn depending on the elapsed time since the receipt of each premium attributable to the portion of the certificate value withdrawn.

   Because of the charges and deductions imposed by the variable account, the yield for the sub-account will be lower than the yield for the corresponding portfolio. The yield on amounts held in the sub-accounts normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. The sub-account's actual yield will be affected by the types and quality of portfolio securities held by the portfolio, and its operating expenses.

Average Total Return Calculations

   We may from time to time also disclose average annual total returns for one or more of the sub-accounts for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

   P{1+T}n = ERV

   Where:

   P = a hypothetical initial payment of $1,000

   T = average annual total return

   n = number of years

   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period at the end of the one, five or ten-year period (or fractional portion thereof).

   All recurring fees are recognized in the ending redeemable value. The standard average annual total return calculations will reflect the effect of any contingent deferred sales loads that may be applicable to a particular period.

Hypothetical (Adjusted Historical) Performance Data

   We may also disclose adjusted historical performance data for a sub-account, for periods before the sub-account commenced operations. Such performance information for the sub-account will be calculated based on the performance of the corresponding portfolio and the assumption that the sub-account was in existence for the same periods as those indicated for the portfolio, with a level of certificate charges currently in effect. The portfolio used for these calculations will be the actual portfolio that the sub-account will invest in.

   This type of adjusted historical performance data may be disclosed on both an average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the certificate is not surrendered (i.e., with no deduction for the contingent deferred sales load) and assuming that the certificate is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable contingent deferred sales load).

Other Performance Data

   We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard described above. The non-standard format will be identical to the standard format except that the contingent deferred sales load percentage will be assumed to be 0%.

   We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the contingent deferred sales load percentage will be 0%.

   CTR = {ERV/P} - 1

   Where:

   CTR = the cumulative total return net of sub-account recurring charges for the period.

   ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the one, five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

   P =   a hypothetical initial payment of $1,000.

All non-standard performance data will be advertised only if the standard performance data is also disclosed.

HISTORICAL PERFORMANCE DATA

General Limitations

   The figures below represent the past performance of the sub-accounts and are not indicative of future performance. The figures may reflect the waiver of advisory fees and reimbursement of other expenses.

   Except for Transamerica Equity, the funds have provided the performance data for the sub-accounts. Except for Transamerica Equity none of the funds or their investment advisers are affiliated with Transamerica. In preparing the tables below, we have relied on the data provided by the funds. While we have no reason to doubt the accuracy of the figures provided by the funds, we have not verified those figures.

Money Market Sub-Account Yields

   The annualized yield for the Money Market Sub-Account for the seven-day period ending December 31, 2001 was 0.65%. The effective yield for the Money Market Sub-Account for the seven-day period ending December 31, 2001 was 0.65%.

Sub-Account Performance Figures Including Adjusted Historical Performance

   The charts below show historical performance data for the sub-accounts. Charts 1 through 3 show performance since the commencement of the sub-accounts. Charts 4 through 6 include, for certain sub-accounts, adjusted historical performance for the periods prior to the inception of the sub-accounts, based on the performance of the corresponding portfolios since their inception date, with a level of charges equal to those currently assessed under the certificates. These figures are not an indication of the future performance of the sub-accounts. Some of the figures reflect the waiver of advisory fees and reimbursement of other expenses for part or all of the periods indicated.

Since Commencement of the Sub-Accounts

   The dates to the right of the sub-account names indicate the date of commencement of operation of the sub-accounts.

   1. Average annual total returns for periods since inception of the
      ---------------------------------------------------------------
sub-account are as follows. These figures include mortality and expenses charges
-----------
deducted at 1.25%, the administrative expenses charge of 0.15% per annum, and the administration charge of $30 per annum adjusted for average account size and the maximum contingent deferred sales load of 6%.


                                                                                                Inception
                                                           1 Year       3 Year      5 Year        of the
                                                            Ended        Ended       Ended      Sub-account
Sub-Account (Sub-account Inception Date)                  12/31/01      12/31/01   12/31/01     to 12/31/01
Transamerica Equity (5/1/98)/(1)/                         (24.25%)      (2.19%)     14.45%        (1.11%)
Appreciation (4/5/93)/(2)/                                (16.36%)      (3.00%)      8.63%        12.09%
Balanced (5/1/97)/(2)/                                    (16.04%)      (4.70%)       N/A          4.87%
Disciplined Stock (5/1/96)/(2)/                           (20.14%)      (5.41%)      7.03%         9.36%
Growth and Income (12/15/94)/(2)/                         (12.91%)      (1.17%)      4.33%        13.44%
International Equity (12/15/94)/(2)/                      (35.81%)      (4.97%)     (0.63%)        2.39%
International Value (5/1/96)/(2)/                         (19.75%)      (0.69%)      2.59%         2.72%
Limited Term High Income (4/30/97)/(2)/                    (9.77%)      (7.42%)       N/A         (3.10%)
Money Market (1/4/93)                                      (2.95%)       1.81%       2.78%         3.32%
Quality Bond (1/4/93)/(2)/                                 (0.58%)       2.73%       4.25%         5.65%
Small Cap (1/4/93)/(2)/                                   (13.24%)       6.25%       5.84%        15.07%
Small Company Stock (5/1/96)/(2)/                          (8.70%)       2.52%       3.96%         4.88%
Special Value (1/4/93)/(2)/                               (14.92%)      (1.64%)      6.03%         5.26%
Stock Index (1/4/93)/(2)/                                 (19.16%)      (4.48%)      8.15%        11.45%
Socially Responsible Growth (10/7/93)/(2)/                (29.40%)      (6.80%)      6.04%        10.89%
Core Bond (5/1/2000)/(2)/                                  (2.46%)        N/A         N/A          2.79%
Core Value (5/1/98)/(2)/                                   (8.92%)       6.50%        N/A          3.07%
Emerging Leaders (5/1/2000)/(2)/                            1.64%         N/A         N/A         14.09%
Emerging Markets (5/1/2000)/(2)/                           (3.49%)        N/A         N/A        (21.07%)
European Equity (10/1/99)/(2)/                            (34.08%)        N/A         N/A         (7.56%)
Founders Discovery (5/1/2000)/(2)/                        (25.38%)        N/A         N/A        (30.61%)
Founders Growth (5/3/99)/(2)/                             (26.75%)        N/A         N/A        (13.21%)
Founders International Equity (10/1/99)/(2)/              (35.96%)        N/A         N/A        (12.54%)
Founders Passport (5/3/99)/(2)/                           (37.11%)        N/A         N/A         (9.71%)
Japan (5/1/2000)/(2)/                                     (34.38%)        N/A         N/A        (34.64%)
MidCap Stock (5/1/98)/(2)/                                (10.18%)       1.96%        N/A          0.63%
Technology Growth (10/1/99)/(2)/                          (39.81%)        N/A         N/A        (15.73%)

   2. Average annual total returns for period since inception of the sub-account
      --------------------------------------------------------------------------
are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, and the administration charge of $30 per annum adjusted for average account size but do not reflect the maximum contingent deferred sales load of 6% which if reflected would reduce the figures. Performance data with no contingent deferred sales load deduction will only be disclosed if the performance data for the required periods with the contingent deferred sales load deduction is also disclosed.


                                                                                                 Inception
                                                            1 Year       3 Year      5 Year        of the
                                                             Ended        Ended       Ended      Sub-account
Sub-Account (Sub-account Inception Date)                   12/31/01      12/31/01   12/31/01     to 12/31/01
Transamerica Equity (5/1/98)/(1)/                          (18.84%)      (0.64%)       N/A          3.39%
Appreciation (4/5/93)/(2)/                                 (10.96%)      (1.43%)      9.20%        12.09%
Balanced (5/1/97)/(2)/                                     (10.64%)      (3.08%)       N/A          5.60%
Disciplined Stock (5/1/96)/(2)/                            (14.74%)      (3.76%)      7.63%         9.83%
Growth and Income (12/15/94)/(2)/                           (7.51%)       0.35%       4.99%        13.44%
International Equity (12/15/94)/(2)/                       (30.41%)      (3.33%)      0.10%         2.39%
International Value (5/1/96)/(2)/                          (14.35%)       0.80%       3.30%         3.35%
Limited Term High Income (4/30/97)/(2)/                     (4.37%)      (5.70%)       N/A         (2.23%)
Money Market (1/4/93)                                        2.45%        3.40%       3.49%         3.32%
Quality Bond (1/4/93)/(2)/                                   4.82%        4.28%       4.92%         5.65%
Small Cap (1/4/93)/(2)/                                     (7.84%)       7.70%       6.47%        15.07%
Small Company Stock (5/1/96)/(2)/                           (3.30%)       4.08%       4.63%         5.45%
Special Value (1/4/93)/(2)/                                 (9.52%)      (0.12%)      6.65%         5.26%
Stock Index (1/4/93)/(2)/                                  (13.76%)      (2.86%)      8.72%        11.45%
Socially Responsible Growth (10/7/93)/(2)/                 (24.00%)      (5.11%)      6.66%        10.89%
Core Bond (5/1/2000)/(2)/                                    2.94%         N/A         N/A          6.33%
Core Value (5/1/98)/(2)/                                    (3.52%)       7.95%        N/A          4.32%
Emerging Leaders (5/1/2000)/(2)/                             7.04%         N/A         N/A         17.39%
Emerging Markets (5/1/2000)/(2)/                             1.92%         N/A         N/A        (17.29%)
European Equity (10/1/99)/(2)/                             (28.68%)        N/A         N/A         (5.35%)
Founders Discovery (5/1/2000)/(2)/                         (19.98%)        N/A         N/A        (26.50%)
Founders Growth (5/3/99)/(2)/                              (21.35%)        N/A         N/A        (11.08%)
Founders International Equity (10/1/99)/(2)/               (30.56%)        N/A         N/A        (10.18%)
Founders Passport (5/3/99)/(2)/                            (31.71%)        N/A         N/A         (7.71%)
Japan (5/1/2000)/(2)/                                      (28.98%)        N/A         N/A        (30.37%)
MidCap Stock (5/1/98)/(2)/                                  (4.78%)       3.54%        N/A          1.84%
Technology Growth (10/1/99)/(2)/                           (34.41%)        N/A         N/A        (13.26%)

    3. Cumulative total returns for periods since inception of the sub-accounts
       ------------------------------------------------------------------------
are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, and the administration charge of $30 per annum adjusted for average account size but do not reflect the maximum contingent deferred sales load of 6%, which if reflected would reduce the figures. Performance data with no contingent deferred sales load deduction will only be disclosed if performance data for the required periods with the contingent deferred sales load deduction is also disclosed.


                                                         Inception of
                                                         Sub-account
Sub-Account (Sub-Account Inception Date)                 to 12/31/01
Transamerica Equity (5/1/98)/(1)/                           13.06%
Appreciation (4/5/93)/(2)/                                 171.48%
Balanced (5/1/97)/(2)/                                      28.95%
Disciplined Stock (5/1/96)/(2)/                             70.13%
Growth and Income (12/15/94)/(2)/                          143.25%
International Equity (12/15/94)/(2)/                        18.11%
International Value (5/1/96)/(2)/                           20.51%
Limited Term High Income (4/30/97)/(2)/                    (10.03%)
Money Market (1/4/93)                                       34.14%
Quality Bond (1/4/93)/(2)/                                  64.06%
Small Cap (1/4/93)/(2)/                                    253.82%
Small Company Stock (5/1/96)/(2)/                           35.11%
Special Value (1/4/93)/(2)/                                 58.60%
Stock Index (1/4/93)/(2)/                                  165.28%
Socially Responsible Growth (10/7/93)/(2)/                 134.37%
Core Bond (5/1/2000)/(2)/                                   10.79%
Core Value (5/1/98)/(2)/                                    16.80%
Emerging Leaders (5/1/2000)/(2)/                            30.70%
Emerging Markets (5/1/2000)/(2)/                           (27.17%)
European Equity (10/1/99)/(2)/                             (11.64%)
Founders Discovery (5/1/2000)/(2)/                         (40.20%)
Founders Growth (5/3/99)/(2)/                              (26.91%)
Founders International Equity (10/1/99)/(2)/               (21.46%)
Founders Passport (5/3/99)/(2)/                            (19.29%)
Japan (5/1/2000)/(2)/                                      (45.36%)
MidCap Stock (5/1/98)/(2)/                                   6.92%
Technology Growth (10/1/99)/(2)/                           (27.39%)



/(1)/ As of May 1, 2002, Transamerica Variable Insurance Funds, Inc. merged with
      AEGON/Transamerica Series Fund, Inc. Therefore, the following fund was moved into AEGON/Transamerica Series Fund, Inc. trust and renamed as follows: Transamerica VIF Growth Portfolio is now Transamerica Equity. The performance information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio.


/(2)/ Service Class Shares were not available until December 31, 2000. The performance figures reflect the performance of the portfolio's Initial Class Shares through December 29, 2000 and the portfolio's Service Class Shares thereafter. Because the Service Class Shares are subject to a 12b-1 fee, the performance figures presented, with the exception of the 1 year total returns, are higher than they would have been had Service Class Shares been offered for the entire period.

FEDERAL TAX MATTERS

   The Dreyfus/Transamerica Triple Advantage(R) Variable Annuity may be purchased on a non-tax-qualified basis ("non-qualified certificates") or purchased and used in connection with plans qualifying for special tax treatment ("qualified certificates"). Qualified certificates are designed for use by individual retirement plans qualified for special tax treatment under Section 401, 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code").The ultimate effect of federal income taxes on the certificate value, on annuity payments, and on the economic benefit to the owner, the annuitant or the beneficiary may depend on the type of retirement plan for which the certificate is purchased, on the tax and employment status of the individual concerned and on our tax status. THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. Any person concerned about these tax implications should consult a competent tax adviser. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of continuation of these present federal income tax laws or of the current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Taxation of Transamerica

   We are taxed as a life insurance company under Part I of Subchapter L of the Code. Since the variable account is not an entity separate from Transamerica, and its operations form a part of Transamerica, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the certificate. Under existing federal income tax law, we believe that the variable account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the certificate.

   Accordingly, we do not anticipate that we will incur any federal income tax liability attributable to the variable account and, therefore, we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in our being taxed on income or gains attributable to the variable account, then we may impose a charge against the variable account (with respect to some or all certificates) in order to set aside provisions to pay such taxes.

Tax Status of the Certificates

   Code Section 817(h) requires that with respect to non-qualified certificates, the investments of the funds be "adequately diversified" in accordance with Treasury regulations in order for the certificates to qualify as annuity contracts under federal tax law. The variable account, through the funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affect how the funds' assets may be invested.

   In certain circumstances, owners of variable annuity certificates may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their certificates. In those circumstances, income and gains from the separate account assets would be includible in the variable certificate owner's gross income. The IRS has stated in published rulings that a variable certificate owner will be considered the owner of separate account assets if the certificate owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor (i.e., the owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which certificateholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."

   The ownership rights under the certificate are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that owners were not owners of separate account assets. For example, the owner has additional flexibility in allocating premium payments and certificate values. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the variable account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the certificate as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the variable account.

   In order to be treated as an annuity contract for federal income tax purposes, Code Section 72(s) requires any non-qualified certificate to provide that: (a) if any owner dies on or after the annuity date but prior to the time the entire interest in the certificate has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if any owner dies prior to the annuity date, the entire interest in the certificate will be distributed within five years after the date of the owner's death. These requirements will be considered satisfied as to any portion of the owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of that owner's death. The owner's "designated beneficiary" refers to a natural person designated by such owner as a beneficiary and to whom ownership of the certificate passes by reason of death. However, if the owner's "designated beneficiary" is the surviving spouse of the deceased owner, the certificate may be continued with the surviving spouse as the new owner.

   The non-qualified certificates contain provisions which are intended to comply with the requirements of Code Section 72(s), although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise. Other rules may apply to qualified certificates.

DISTRIBUTION OF THE CERTIFICATE

   The contracts are offered to the public through brokers licensed under the federal securities laws and state insurance laws. The offering of the contracts is continuous and Transamerica does not anticipate discontinuing the offering of the contracts, however, Transamerica reserves the right to do so.


   Prior to May 1, 2002, the co-principal underwriters of the contracts were Transamerica Securities Sales Corporation ("TSSC") and Transamerica Financial Resources, Inc. ("TFR"). During fiscal years 2001, 2000 and 1999, $1,770,774.93, $7,700,616.77 and $6,185,100.34, respectively, in commissions was paid to TSSC and TFR as co-underwriters of the contracts; no amounts were retained by TSSC or TFR. As of May 1, 2002, AFSG Securities Corporation, an affiliate of Transamerica, is the principal underwriter of the contracts and may enter into agreements with broker-dealers for the distribution of the contracts.

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

   Title to assets of the variable account is held by Transamerica. The assets of the variable account are kept separate and apart from Transamerica's general account assets. Records are maintained of all purchases and redemptions of portfolio shares held by each of the sub-accounts.

TRANSAMERICA

General Information and History

   Transamerica is wholly-owned by Transamerica Occidental Life Insurance Company, which is, in turn, an indirect subsidiary of Transamerica Corporation. Transamerica Corporation is indirectly owned by AEGON N.V. of The Netherlands. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

STATE REGULATION

   We are subject to the insurance laws and regulations of all the states where we are licensed to operate. The availability of certain certificate rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the certificates will be modified accordingly.

RECORDS AND REPORTS

   All records and accounts relating to the variable account will be maintained by us or by our service center. As presently required by the 1940 Act and regulations promulgated thereunder which pertain to the variable account, reports containing such information as may be required under the 1940 Act or by other applicable law or regulation will be sent to owners semi-annually at their last known address of record.

FINANCIAL STATEMENTS

   This Statement of Additional Information contains the financial statements for the subaccounts of the variable account as of December 31, 2001, and for each of the two years in the period then ended.


   The statutory-basis financial statements and schedules of Transamerica as of December 31, 2001 and 2000 and for each of the three years in the period then ended, included in this Statement of Additional Information should be considered only as bearing on the ability of Transamerica to meet its obligations under the certificates. They should not be considered as bearing on the investment performance of the assets held in the variable account.

                                   APPENDIX

Accumulation Transfer Formula

Transfers after the annuity date are implemented according to the following formulas:

(1) Determine the number of units to be transferred from the variable sub-account as follows:
= AT/AUV1

(2) Determine the number of variable accumulation units remaining in such variable sub-account (after the transfer):
= UNIT1   AT/AUV1

(3) Determine the number of variable accumulation units in the transferee variable sub-account (after the transfer):
= UNIT2 + AT/AUV2

(4) Subsequent variable accumulation payments will reflect the changes in variable accumulation units in each variable sub-account as of the next variable accumulation payment's due date.

Where:

(AUV1) is the variable accumulation unit value of the variable sub-account that the transfer is being made from as of the end of the valuation period in which the transfer request was received.

(AUV2) is the variable accumulation unit value of the variable sub-account that the transfer is being made to as of the end of the valuation period in which the transfer request was received.

(UNIT1) is the number of variable accumulation units in the variable sub-account that the transfer is being made from, before the transfer.

(UNIT2) is the number of variable accumulation units in the variable sub-account that the transfer is being made to, before the transfer.

(AT) is the dollar amount being transferred from the variable sub-account.

Financial Statements - Statutory Basis

Transamerica Life Insurance Company of New York
Years Ended December 31, 2001, 2000, and 1999

                Transamerica Life Insurance Company of New York

                    Financial Statements - Statutory Basis

                 Years Ended December 31, 2001, 2000, and 1999



                                   Contents

Report of Independent Auditors...................................   1

Audited Financial Statements

Balance Sheets - Statutory Basis.................................   3
Statements of Operations - Statutory Basis.......................   5
Statements of Changes in Capital and Surplus - Statutory Basis...   6
Statements of Cash Flow - Statutory Basis........................   7
Notes to Financial Statements - Statutory Basis..................   9

Statutory-Basis Financial Statement Schedules

Schedule I - Summary of Investments - Other Than Investments in
    Related Parties..............................................  27
Schedule III - Supplementary Insurance Information...............  28
Schedule IV - Reinsurance........................................  30

                        Report of Independent Auditors

The Board of Directors
Transamerica Life Insurance Company of New York

We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company of New York, an indirect, wholly-owned subsidiary of AEGON N.V., as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2001. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Life Insurance Company of New York at December 31, 2001 and 2000, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company of New York at December 31, 2001 and 2000, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2001, in conformity with accounting practices prescribed or permitted by the New York Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2001 Transamerica Life Insurance Company of New York changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the New York Department of Insurance.

                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
February 15, 2002

                Transamerica Life Insurance Company of New York

                       Balance Sheets - Statutory Basis
               (Dollars in Thousands, Except per Share Amounts)

                                                                       December 31
                                                                  2001            2000
                                                              ----------------------------
Admitted assets
Cash and invested assets:
   Bonds                                                       $1,119,396      $  930,784
   Policy loans                                                    20,057          19,302
   Cash and short-term investments                                 54,085          26,966
                                                              ----------------------------
Total cash and invested assets                                  1,193,538         977,052

Accrued investment income                                          19,059          16,712
Premiums deferred and uncollected                                   1,417             564
Accounts receivable                                                 5,970               -
Reinsurance balances recoverable                                    1,962           2,465
Federal income tax recoverable                                         15             573
Separate account assets                                           523,080         595,079









                                                              ----------------------------
Total admitted assets                                          $1,745,041      $1,592,445
                                                              ============================

                                                                       December 31
                                                                  2001             2000
                                                         ---------------------------------
Liabilities and capital and surplus
Liabilities:
   Aggregate reserves for policies and contracts:
     Life                                                      $  179,116       $  170,694
     Annuity                                                      868,790          679,979
     Accident and health                                            3,289               50
     Liability for deposit-type contracts                          79,984           75,154
   Policy and contract claim reserves:
     Life                                                           7,024            7,243
     Accident and health                                            1,943                -
   Other policyholders' funds                                         108               18
   Remittances and items not allocated                             43,035           47,176
   Asset valuation reserve                                          3,536            6,188
   Transfers from separate accounts due or accrued                (19,031)         (23,717)
   Payable for securities                                           9,945                -
   Amounts withheld or refunded by company as agent or
     trustee                                                        5,920              403
   Amounts held for agents' account                                   632            2,621
   Payable to affiliates                                            1,486            1,237
   Other liabilities                                                3,578            4,850
   Separate account liabilities                                   523,080          595,079
                                                         ---------------------------------
Total liabilities                                               1,712,435        1,566,975

Commitments and contingencies (Note 10)

Capital and surplus:
   Common stock, $1,000 par value, 2,000,000 authorized
     and outstanding                                                2,000            2,000
   Paid-in surplus                                                 98,920           83,920
   Unassigned surplus (deficit)                                   (68,314)         (60,450)
                                                         ---------------------------------
Total capital and surplus                                          32,606           25,470
                                                         ---------------------------------
Total liabilities and capital and surplus                      $1,745,041       $1,592,445
                                                         =================================

See accompanying notes.

                Transamerica Life Insurance Company of New York

                  Statements of Operations - Statutory Basis
                            (Dollars in Thousands)

                                                                              Year Ended December 31
                                                                     2001              2000              1999
                                                               ------------------------------------------------
Revenues:
  Premiums and other considerations, net of reinsurance:
     Life                                                        $ 24,551          $ 22,058          $ 13,133
     Annuity                                                      244,263           265,288           327,310
     Accident and health                                           12,276                72               430
  Net investment income                                            72,940            64,204            48,557
  Amortization of interest maintenance reserve                       (225)             (206)              286
  Commissions and expense allowances on reinsurance ceded           1,364             1,515             4,221
  Separate account fee income                                       7,697             8,599             7,922
  Other                                                               130             3,078               201
                                                               ------------------------------------------------
                                                                  362,996           364,608           402,060
Benefits and expenses:
  Benefits paid or provided for:
     Life and accident and health benefits                         16,734            11,071             5,881
     Surrender benefits                                            82,738           120,397            72,716
     Other benefits                                                30,964            18,792            14,594
     Increase (decrease) in aggregate reserves for policies
       and contracts:
         Life                                                       8,422             1,552             3,234
         Annuity                                                  188,811           133,941           185,546
         Accident and health                                        3,239              (199)               42
         Other                                                          -              (389)             (328)
                                                               ------------------------------------------------
                                                                  330,908           285,165           281,685
  Insurance expenses:
     Commissions                                                   26,349            19,813            23,639
     General insurance expenses                                     9,726            13,850            14,469
     Taxes, licenses and fees                                       1,149               374               397
     Net transfers to separate accounts                             5,048            52,852            75,468
     Other                                                            484                99             1,148
                                                               ------------------------------------------------
                                                                   42,756            86,988           115,121
                                                               ------------------------------------------------
                                                                  373,664           372,153           396,806
                                                               ------------------------------------------------
Gain (loss) from operations before federal income tax
  expense (benefit) and net realized capital gains
  (losses) on investments                                         (10,668)           (7,545)            5,254

Federal income tax expense (benefit)                               (3,885)           (1,793)            2,627
                                                               ------------------------------------------------
Gain (loss) from operations before net realized capital
  gains (losses) on investments                                    (6,783)           (5,752)            2,627


Net realized capital gains (losses) on investments (net
  of related federal income tax expense (benefit) and
  amounts transferred from/to interest maintenance
  reserve)                                                         (6,003)              996                 7
                                                               ------------------------------------------------
Net income (loss)                                                $(12,786)         $ (4,756)         $  2,634
                                                               ================================================

See accompanying notes.

                Transamerica Life Insurance Company of New York

        Statements of Changes in Capital and Surplus - Statutory Basis
                            (Dollars in Thousands)

                                                                 Unassigned        Total
                                         Common     Paid-In        Surplus      Capital and
                                          Stock     Surplus       (Deficit)       Surplus
                                         --------------------------------------------------
Balance at January 1, 1999                $2,000     $59,920      $(38,898)      $ 23,022
  Net income                                   -           -         2,634          2,634
  Change in non-admitted assets                -           -         1,834          1,834
  Change in asset valuation reserve            -           -          (991)          (991)
  Change in liability for
   reinsurance in unauthorized
   companies                                   -           -           (91)           (91)
  Capital contribution                         -      24,000             -         24,000
                                         --------------------------------------------------
Balance at December 31, 1999               2,000      83,920       (35,512)        50,408
  Net loss                                     -           -        (4,756)        (4,756)
  Change in non-admitted assets                -           -       (13,491)       (13,491)
  Change in asset valuation reserve            -           -        (2,084)        (2,084)
  Change in liability for
   reinsurance in unauthorized
   companies                                   -           -          (593)          (593)
  Reinsurance recapture                        -           -        (2,216)        (2,216)
  Other adjustments                            -           -        (1,798)        (1,798)
                                         --------------------------------------------------
Balance at December 31, 2000               2,000      83,920       (60,450)        25,470
  Net loss                                     -           -       (12,786)       (12,786)
  Change in non-admitted assets                -           -           823            823
  Change in asset valuation reserve            -           -         2,652          2,652
  Change in liability for
   reinsurance in unauthorized
   companies                                   -           -           179            179
  Change in net unrealized gain
   (loss)                                      -           -           (49)           (49)
  Capital contribution                         -      15,000             -         15,000
  Cumulative effect of changes in
   accounting principles                       -           -            59             59

  Correction of error                          -           -         1,258          1,258
                                         --------------------------------------------------
Balance at December 31, 2001              $2,000     $98,920      $(68,314)      $ 32,606
                                         ==================================================

See accompanying notes.

                Transamerica Life Insurance Company of New York

                   Statements of Cash Flow - Statutory Basis
                            (Dollars in Thousands)

                                                           Year Ended December 31
                                                      2001          2000          1999
                                                   -------------------------------------
Operating activities
Premiums and annuity considerations
 received                                          $ 280,887     $ 292,195     $ 333,779
Allowances and reserve adjustments
 received on reinsurance ceded                         1,218         1,514         3,920
Investment income received                            70,163        61,994        43,839
Other revenues                                         7,697         8,599         7,922
Life and accident and health claims paid             (14,218)       (8,805)       (4,636)
Surrender benefits and other fund
 withdrawals paid                                    (82,787)     (120,397)      (72,727)
Annuity and other benefits paid to
 policyholders                                       (35,402)      (18,810)      (14,782)
Commissions, other expenses and taxes
 paid                                                (37,432)      (37,517)      (40,579)
Net transfers to separate accounts                      (362)      (54,521)      (79,873)
Federal income taxes recovered                         4,444         1,821           860
                                                   -------------------------------------
Net cash provided by operating activities            194,208       126,073       177,723

Investing activities
Proceeds from bonds sold, matured or repaid          592,225       476,480       180,402
Proceeds from sales of real estate                         -           512             -
Cost of bonds acquired                              (781,747)     (652,795)     (382,306)
Net increase in policy loans                            (755)       (4,965)       (1,101)
Other                                                (10,326)        3,917             -
                                                   -------------------------------------
Net cash used in investing activities               (200,603)     (176,851)     (203,005)

                Transamerica Life Insurance Company of New York

                            (Dollars in Thousands)

                                                     Year Ended December 31
                                                   2001      2000        1999
                                                -------------------------------
Financing and miscellaneous activities
Other cash provided:
  Capital and surplus paid-in                   $ 15,000    $      -   $ 24,000
  Deposits on deposit-type contract funds
   and other liabilities without life or
   disability contingencies                        8,126           -          -
  Other sources                                   40,526      54,156     21,149
                                                -------------------------------
Total other cash provided                         63,652      54,156     45,149

Other cash applied:
  Withdrawals on deposit-type contract funds
   and other liabilities without life or
   disability contingencies                       (8,460)          -          -
  Other applications, net                        (21,678)    (16,532)   (25,551)
                                                -------------------------------
Total other cash applied                         (30,138)    (16,532)   (25,551)
                                                -------------------------------
Net cash provided by financing and
  miscellaneous activities                        33,514      37,624     19,598
                                                -------------------------------
Net (decrease) increase in cash and
  short-term investments                          27,119     (13,154)    (5,684)

Cash and short-term investments:
  Beginning of year                               26,966      40,120     45,804
                                                -------------------------------
  End of year                                   $ 54,085    $ 26,966   $ 40,120
                                                ===============================

See accompanying notes.

                Transamerica Life Insurance Company of New York

               Notes to Financial Statements - Statutory Basis
                            (Dollars in Thousands)

                               December 31, 2001

1. Organization and Summary of Significant Accounting Policies

Transamerica Life Insurance Company of New York (the Company) is a stock life insurance company and is domiciled in the State of New York. The Company is a wholly-owned subsidiary of Transamerica Occidental Life Insurance Company (TOLIC), which is an indirect subsidiary of Transamerica Corporation (Transamerica). Transamerica is a wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company engages primarily in providing life insurance, fixed and variable pension and annuity products, structured settlements and investment products which are distributed through a network of independent and company-affiliated agents and independent brokers. The Company's customers are primarily in the state of New York.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

 Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale.

                Transamerica Life Insurance Company of New York

                            (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

   All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

   Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. To the extent the IMR calculation results in a debit balance, the resulting asset is nonadmitted. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

   The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

   Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

                Transamerica Life Insurance Company of New York

                            (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

   Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

   Universal Life and Annuity Policies: Subsequent to January 1, 2001, revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Prior to January 1, 2001, all revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

   Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

   Reinsurance: A liability for reinsurance balances would be provided for an unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

   Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

   Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

                Transamerica Life Insurance Company of New York

                            (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

   Federal Income Taxes: Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

   Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

 The effects of these variances have not been determined by the Company, but are presumed to be material.

 Other significant accounting policies are as follows:

 Investments

 Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value) and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage-backed and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal.

 Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the investment.

                Transamerica Life Insurance Company of New York

                            (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default. Further, income is not accrued when collection is uncertain.

Premiums and Annuity Considerations

Life and accident and health premiums are recognized as revenue when due. Subsequent to January 1, 2001, premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting. Prior to January 1, 2001, life, annuity, accident and health premiums were recognized as revenue when due.

Aggregate Policy Reserves

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The aggregate policy reserves for life insurance policies are based principally upon the 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 3.00 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

                Transamerica Life Insurance Company of New York

                            (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.75 to
8.25 percent and mortality rates, where appropriate, from a variety of tables.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Separate Accounts

Assets held for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are reported at market value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the contract owners. The Company received variable contract premiums of $22,930, $84,726, and $114,905 in 2001, 2000, and 1999, respectively. All variable account contracts are subject to discretionary withdrawal by the contract owner at the market value of the underlying assets less the current surrender charge. Amounts received for mortality and expense risk charges are reported as separate account fee income.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

                Transamerica Life Insurance Company of New York

                            (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Adjustments to Surplus

During 2000, the Company incurred costs of $2,151, net of tax, related to the settlement of certain litigation. This amount was recorded directly to surplus.

Prior year adjustments charged directly to surplus in 2001 relate to various suspense account adjustments that aggregated $1,258. These adjustments were made to balances in existence at December 31, 2000, accordingly, this write-off has been treated as a correction of an error.

Reclassifications

Certain reclassifications have been made to the 2000 and 1999 financial statements to conform to the 2001 presentation.

2. Accounting Changes

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. Effective January 1, 2001, the State of New York required that insurance companies domiciled in the State of New York prepare their statutory-basis financial statements in accordance with the NAIC Accounting Practice and Procedures Manual, version effective January 1, 2001, subject to any deviations prescribed or permitted by the State of New York Commissioner of Insurance.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual, version effective January 1, 2001, are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus (deficit) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased unassigned surplus (deficit), by $59 as of January 1, 2001. The entire amount is attributable to the elimination of the cost of collection liability.

                Transamerica Life Insurance Company of New York

                            (Dollars in Thousands)

2. Accounting Changes (continued)

The State of New York has adopted certain prescribed accounting practices that differ from those found in the NAIC Accounting Practices and Procedures Manual. Specifically, deferred taxes are not recognized by the State of New York. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

A reconciliation of the Company's net income for the year ended December 31, 2001 and capital and surplus at December 31, 2001 between NAIC SAP and practices prescribed and permitted by the State of New York is shown below:

   Net loss as presented herein                                       $(12,786)
   State prescribed practices                                                -
   State permitted practices                                                 -
                                                                      --------
   Net income, NAIC SAP                                               $(12,786)
                                                                      ========

   Statutory surplus as presented herein                              $ 30,606
   State prescribed practices - deferred income taxes                    2,537
   State permitted practices                                                 -
                                                                      --------
   Statutory surplus, NAIC SAP                                        $ 33,143
                                                                      ========

3. Fair Values of Financial Instruments

Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 excludes certain financial instruments and all non-financial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

                Transamerica Life Insurance Company of New York

                            (Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

 Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

 Investment securities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

 Policy loans: The fair value of policy loans is assumed to equal their carrying amount.

 Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

 Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

 Separate Account Annuity Liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

                Transamerica Life Insurance Company of New York

                            (Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments subject to the provisions of SFAS No. 107 and No. 119:

                                                     December 31
                                            2001                     2000
                                   -----------------------   -------------------
                                    Carrying       Fair      Carrying      Fair
                                     Amount       Value       Amount      Value
                                   -----------------------   -------------------
   Admitted assets
   Bonds                           $1,119,396   $1,131,616   $930,784   $922,490
   Policy loans                        20,057       20,057     19,302     19,302
   Cash and short-term
    investments                        54,085       54,085     26,966     26,966
   Separate account assets            523,080      523,080    595,079    595,079

   Liabilities
   Investment contract liabilities    816,754      794,267    648,746    637,778
   Separate account annuity
    liabilities                       523,080      507,202    595,079    560,077

4. Investments

The carrying value and fair value of investments in bonds are summarized as follows:

                                                             Gross         Gross
                                            Carrying      Unrealized    Unrealized        Fair
                                             Amount          Gains        Losses          Value
                                           ------------------------------------------------------
   December 31, 2001
   United States government and
    agencies                               $    9,717       $   123       $     7      $    9,833
   State, municipal and other
    governments                                18,262         1,125             -          19,387
   Industries and miscellaneous               707,682        23,470        16,344         714,808
   Public utilities                           162,556         4,848         2,007         165,397
   Mortgage and other asset-backed
    securities                                221,179         4,391         3,379         222,191
                                           ------------------------------------------------------
                                           $1,119,396       $33,957       $21,737      $1,131,616
                                           ======================================================

                Transamerica Life Insurance Company of New York

                            (Dollars in Thousands)


4. Investments (continued)

                                                          Gross          Gross
                                        Carrying       Unrealized     Unrealized         Fair
                                         Amount           Gains         Losses           Value
                                        -------------------------------------------------------
  December 31, 2000
  United States government and
   agencies                             $  3,911         $   179        $     -        $  4,090
  State, municipal and other
   governments                            18,275             940              -          19,215
  Industries and miscellaneous           585,461          13,654         18,299         580,816
  Public utilities                       199,731           3,107          7,055         195,783
  Mortgage and other asset-backed
   securities                            123,406           2,011          2,831         122,586
                                        -------------------------------------------------------
                                        $930,784         $19,891        $28,185        $922,490
                                        =======================================================


The carrying value and fair value of bonds at December 31, 2001, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                         Carrying         Fair
                                                          Value          Value
                                                        ------------------------
  Due in one year or less                               $   24,536    $   25,033
  Due after one year through five years                    212,508       220,581
  Due after five years through ten years                   332,575       333,976
  Due after ten years                                      328,598       329,835
                                                        ------------------------
                                                           898,217       909,425
  Mortgage and other asset-backed securities               221,179       222,191
                                                        ------------------------
                                                        $1,119,396    $1,131,616
                                                        ========================

                Transamerica Life Insurance Company of New York

                            (Dollars in Thousands)

4. Investments (continued)

A detail of net investment income is presented below:

                                                  Year Ended December 31
                                               2001        2000        1999
                                             -------------------------------
   Interest on bonds                         $72,727     $61,378     $48,490
   Interest on policy loans                    1,320       1,281       1,034
   Cash and short-term investments             1,406       3,075       1,255
   Other investments                            (422)        102      (1,922)
                                             -------------------------------
                                              75,031      65,836      48,857
   Less investment expense                    (2,091)     (1,632)       (300)
                                             -------------------------------
                                             $72,940     $64,204     $48,557
                                             ===============================

Proceeds from sales and maturities of debt securities and related gross realized capital gains and losses were as follows:

                                                     Year Ended December 31
                                                   2001       2000       1999
                                                 ------------------------------
   Proceeds for sales and maturities             $592,225   $476,480   $180,402
                                                 ==============================

   Gross realized capital gains                  $ 11,240   $  4,772   $    224
   Gross realized capital losses                  (12,227)   (14,625)    (1,287)
   Losses due to other than temporary declines
    in value                                         (313)         -          -
                                                 ------------------------------
   Net realized capital losses                   $ (1,300)  $ (9,853)  $ (1,063)
                                                 ==============================

At December 31, 2001, investments with an aggregate carrying value of $754 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

                Transamerica Life Insurance Company of New York

                            (Dollars in Thousands)



4. Investments (continued)

Realized capital gains (losses) for investments are summarized below:

                                                                  Year Ended December 31
                                                            2001           2000           1999
                                                         ---------------------------------------
   Bonds                                                 $(1,300)       $(9,853)       $(1,063)
   Real estate                                                 -            189              -
   Other losses                                              (27)             -              -
                                                         ---------------------------------------
                                                          (1,327)        (9,664)        (1,063)

   Tax (expense) benefit                                    (355)         3,917            379
   Transfer from (to) interest maintenance reserve        (4,321)         6,743            691
                                                         ---------------------------------------

   Net realized capital gains (losses) on investments    $(6,003)       $   996        $     7
                                                         =======================================

5. Reinsurance

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance ceded amounts:

                                                             Year Ended December 31
                                                       2001           2000           1999
                                                  -----------------------------------------
   Direct premiums                                   $288,821       $297,684       $362,451
   Reinsurance ceded                                   (7,731)       (10,266)       (21,578)
                                                  -----------------------------------------
   Net premiums earned                               $281,090       $287,418       $340,873
                                                  =========================================

                Transamerica Life Insurance Company of New York

                            (Dollars in Thousands)




5. Reinsurance (continued)

The Company received reinsurance recoveries in the amount of $6,338, $8,249, and $9,702 during 2001, 2000, and 1999, respectively. At December 31, 2001 and 2000, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $1,757 and $967, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2001 and 2000 of $6,574 and $9,706, respectively.

During 2000, the Company recaptured a reinsurance agreement. The effect of this transaction was recorded directly to surplus.

6. Income Taxes

The Company was included in a consolidated income tax return with Transamerica through July 21, 1999. Under a tax sharing agreement with Transamerica tax payments were made to, or refunds are received from, Transamerica in amounts which would result if the Company filed separate tax returns with federal taxing authorities.

For the periods beginning July 22, 1999, the Company joined in a consolidated tax return with certain life affiliates, including TOLIC. The method of allocation between the companies for the period beginning July 22, 1999 is subject to a written tax allocation agreement as approved by the Board of Directors. This agreement requires that tax payments are made to, or refunds are received from, TOLIC, in amounts which would result from filing separate tax returns with federal taxing authorities.

                Transamerica Life Insurance Company of New York

                            (Dollars in Thousands)



6. Income Taxes (continued)

Following is a reconciliation of federal income taxes computed at the statutory rate with the income tax provision, excluding income taxes related to net realized gains on investment transactions:

                                                                  Year Ended December 31
                                                            2001          2000           1999
                                                  --------------------------------------------
   Federal income taxes (benefit) at statutory
     rate (35%)                                          $(3,734)       $(2,641)        $1,839
   Deferred acquisition costs                                332            929            784
   Investment income                                        (349)           (81)           (72)
   Prior year under/over accrual                           1,162         (1,914)            76
   Tax reserve valuation                                  (1,178)         2,058             26
   Other                                                    (118)          (144)           (26)
                                                  --------------------------------------------
   Federal income tax expense (benefit)                  $(3,885)       $(1,793)        $2,627
                                                  ============================================

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to realized gains (losses) due to the differences in book and tax asset bases at the time certain investments are sold.

The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through 1995. The examination fieldwork for 1995 through 1997 has been completed and a petition has been filed in the tax court. An examination is underway for 1998 and for the period from January 1, 1999 through July 21, 1999 (short tax period).

                Transamerica Life Insurance Company of New York

                            (Dollars in Thousands)




7. Policy and Contract Attributes

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

                                                                                 December 31
                                                                    2001                              2000
                                                        ---------------------------        ---------------------------
                                                          Amount          Percent            Amount           Percent
                                                        ---------------------------        ---------------------------
   Subject to discretionary withdrawal - with
    adjustment:
        At book value less surrender charge             $  495,520            34%          $  473,475           36%
        At market value                                    504,049            35              571,351           43

   Subject to discretionary withdrawal - without
    adjustment                                             238,751            16               93,253            7
   Not subject to discretionary withdrawal
    provision                                              214,706            15              188,619           14
                                                        ---------------------------        ---------------------------
   Total annuity reserves and deposit liabilities        1,453,026           100%           1,326,698          100%
                                                                         ==========                          =========
   Less reinsurance ceded                                        -                                  -
                                                        -----------                        ------------
   Net annuity reserves and deposit liabilities         $1,453,026                         $1,326,698
                                                        ===========                        ============

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                                 Year Ended December 31
                                                           2001              2000             1999
                                                     -----------------------------------------------
   Transfers as reported in the summary of
    operations of the separate accounts
    statement:
           Transfers to separate accounts              $ 22,930          $ 84,726         $114,905
           Transfers from separate accounts             (17,800)          (31,531)         (39,437)
           Other miscellaneous items                        (82)             (343)               -
                                                     -----------------------------------------------
   Transfers as reported in the statement
     of operations                                     $  5,048          $ 52,852         $ 75,468
                                                     ===============================================

                Transamerica Life Insurance Company of New York

                            (Dollars in Thousands)




8. Capital and Surplus

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2002, without the prior approval of insurance regulatory authorities, is $3,061.

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 2001, the Company meets the RBC requirements.

9. Related Party Transactions

The Company has various transactions with Transamerica and its affiliated companies in the normal course of operations. These transactions include reinsurance transactions, computer services, investment services and advertising.

The Company received capital contributions of $15,000, $0, and $24,000 from its parent during 2001, 2000, and 1999, respectively.

The Company participates in various benefit plans sponsored by Transamerica. The Company's total costs charged to income related to these plans were not significant in 2001, 2000, or 1999.

The Company had amounts due to affiliates of $1,486 and $1,237 as of December 31, 2001 and 2000, respectively.

                Transamerica Life Insurance Company of New York

                            (Dollars in Thousands)


10. Commitments and Contingencies

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

The Company may lend securities to approved broker and other parties to earn additional income. The Company receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business and any additional required collateral is delivered to the Company on the next business day. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2001 and 2000, the value of securities loaned amounted to $12,056 and $0, respectively.

11. Reconciliation of Net Loss

The following table reconciles the net loss as reported in the Annual Statement filed with the New York Department of Insurance to the amounts reported in the accompanying financial statements for the year ended December 31, 2000:

  Amount reported in Annual Statement                     $(3,598)
  Adjustment to federal income tax benefit                 (1,158)
                                                        ----------
  Amount reported herein                                  $(4,756)
                                                        ==========

There were no changes to total capital and surplus as reported in the Annual Statement filed with the New York Department of Insurance as the federal income tax adjustment of $(1,158) was reported directly to surplus. There were no differences between the net loss and total capital and surplus as reported in the Annual Statement and the accompanying financial statements as of and for the year ended December 31, 2001.

                                Statutory-Basis
                         Financial Statement Schedules

                Transamerica Life Insurance Company of New York

       Summary of Investments - Other Than Investments in Related Parties
                             (Dollars in Thousands)

                               December 31, 2001

Schedule I

                                                                               Amount at
                                                             Estimated        Which Shown
                                                                Fair            in the
Type of Investment                          Cost (1)           Value         Balance Sheet
--------------------------------------------------------------------------------------------
Fixed maturities
Bonds:
  U.S. Treasury securities and
   obligations of U.S. government
   corporations and agencies                 $    9,717         $    9,833       $    9,717
  Obligations of states and political
   subdivision                                   23,301             24,423           23,301
  Public utilities                              162,556            165,397          162,556
  All other corporate bonds                     923,822            931,963          923,822
                                             -----------------------------------------------
Total fixed maturities                        1,119,396          1,131,616        1,119,396

Policy loans                                     20,057                              20,057
Cash and short-term investments                  54,085                              54,085
                                             -------------                       -----------
Total investments                            $1,193,538                          $1,193,538
                                             =============                       ===========

(1) Original cost of fixed maturities is reduced by repayments and adjusted for amortization of premiums or accrual discounts.

                Transamerica Life Insurance Company of New York

                      Supplementary Insurance Information
                             (Dollars in Thousands)

                               December 31, 2001

Schedule III

                                                Future Policy     Policy and
                                                 Benefits and      Contract         Premium
                                                   Expenses       Liabilities       Revenue
                                               ----------------------------------------------
Year ended December 31, 2001
Individual life                                  $  179,025          $7,024         $ 24,516
Group life and health                                 3,380           1,943           12,311
Annuity                                             868,790               -          244,263
                                               ----------------------------------------------
                                                 $1,051,195          $8,967         $281,090
                                               ==============================================
Year ended December 31, 2000
Individual life                                  $  167,653          $7,243         $ 21,534
Group life and health                                 3,091               -              596
Annuity                                             754,544               -          265,288
                                               ----------------------------------------------
                                                 $  925,288          $7,243         $287,418
                                               ==============================================
Year ended December 31, 1999
Individual life                                  $  132,388          $2,886         $ 12,423
Group life and health                                 2,647             250            1,140
Annuity                                             620,601            (452)         327,310
                                               ----------------------------------------------
                                                 $  755,636          $2,684         $340,873
                                               ==============================================

                Transamerica Life Insurance Company of New York

                             (Dollars in Thousands)

                               December 31, 2001

Schedule III

                                                Benefits,
                                                  Claims
                                   Net          Losses and        Other
                                Investment      Settlement      Operating        Premiums
                                 Income*         Expenses       Expenses*        Written
                                ----------------------------------------------------------
Year ended December 31, 2001
Individual life                      $13,395        $ 26,330        $ 10,924
Group life and health                    133           9,600           7,025         $11,519
Annuity                               59,412         294,978          24,807
                                ---------------------------------------------
                                     $72,940        $330,908        $ 42,756
                                =============================================

Year ended December 31, 2000
Individual life                      $11,748        $ 27,108        $ 28,166
Group life and health                    230             842             287         $    72
Annuity                               52,226         257,215          58,535
                                ---------------------------------------------
                                     $64,204        $285,165        $ 86,988
                                =============================================

Year ended December 31, 1999
Individual life                      $ 9,794        $ 15,226        $ 13,492
Group life and health                    171           1,210           1,179         $ 5,035
Annuity                               38,592         265,249         100,450
                                ---------------------------------------------
                                     $48,557        $281,685        $115,121
                                =============================================

* Allocations of net investment income and other operating expenses are based on a number of assumptions of estimates, and the results would change if different methods were applied.

                Transamerica Life Insurance Company of New York

                                  Reinsurance
                             (Dollars in Thousands)

                               December 31, 2001

Schedule IV

                                                         Ceded to
                                          Gross           Other            Net
                                          Amount        Companies         Amount
                                       ---------------------------------------------
Year ended December 31, 2001
Life insurance in force                   $4,399,784      $1,529,155      $2,870,629
                                       =============================================
Premiums:
 Individual life                          $   31,375      $    6,859      $   24,516
 Group life and health                        12,311               -          12,311
 Annuity                                     245,135             872         244,263
                                       ----------------------------------------------
                                          $  288,821      $    7,731      $  281,090
                                       ==============================================
Year ended December 31, 2000
Life insurance in force                   $4,361,062      $1,904,599      $2,456,463
                                       ==============================================
Premiums:
 Individual life                          $   30,085      $    8,551      $   21,534
 Group life and health                         1,216             620             596
 Annuity                                     266,383           1,095         265,288
                                       ----------------------------------------------
                                          $  297,684      $   10,266      $  287,418
                                       ==============================================
Year ended December 31, 1999
Life insurance in force                   $4,272,811      $2,887,956      $1,384,855
                                       ==============================================
Premiums:
 Individual life                          $   35,537      $   17,317      $   18,220
 Group life and health                         5,035           3,895           1,140
 Annuity                                     321,879             366         321,513
                                       ----------------------------------------------
                                          $  362,451      $   21,578      $  340,873
                                       ==============================================

Financial Statements

Separate Account VA-2LNY of Transamerica Life Insurance Company of New York- Dreyfus/Transamerica Triple Advantage
Year Ended December 31, 2001

                 Separate Account VA-2LNY of Transamerica Life
                        Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                              Financial Statements

                          Year Ended December 31, 2001



                                    Contents

Report of Independent Auditors...............................................  1

Financial Statements

Statements of Assets and Liabilities.........................................  2
Statements of Operations..................................................... 20
Statements of Changes in Net Assets.......................................... 26
Notes to Financial Statements................................................ 37

                         Report of Independent Auditors

The Board of Directors and Contract Owners of
  Dreyfus/Transamerica Triple Advantage,
Transamerica Life Insurance Company of New York

We have audited the accompanying statements of assets and liabilities of Separate Account VA-2LNY of Transamerica Life Insurance Company of New York (comprised of the Money Market, Special Value, Zero Coupon 2000, Quality Bond, Small Cap, Appreciation, Growth and Income, International Equity, International Value, Disciplined Stock, Small Company Stock, Limited Term High Income, Balanced, Dreyfus Stock Index, Dreyfus Socially Responsible Growth, Core Bond, Core Value, MidCap Stock, Founders Growth, Founders Passport, Founders International Equity, European Equity, Technology Growth, Founders Discovery, Emerging Leaders, Emerging Markets, Japan, and Transamerica VIF Growth subaccounts), which are available for investment by contract owners of the Dreyfus/Transamerica Triple Advantage, as of December 31, 2001, the related statements of operations for the year then ended and statements of changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2001, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts comprising Separate Account VA-2LNY of Transamerica Life Insurance Company of New York at December 31, 2001, and the results of its operations for the year then ended and changes in net assets for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

February 1, 2002

                 Separate Account VA-2LNY of Transamerica Life
                        Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                      Statements of Assets and Liabilities

                               December 31, 2001

                                                                  Money                Special          Zero Coupon
                                                                  Market                Value               2000
                                                                Subaccount            Subaccount         Subaccount
                                                            --------------------------------------------------------
Assets
Cash                                                              $        13      $            -       $          -
Investments in mutual funds, at current market value:
 Dreyfus Variable Investment Fund:
  Money Market Portfolio                                           37,160,861                   -                  -
 Dreyfus Variable Investment Fund - Service Class:
   Special Value Portfolio:
     Initial                                                                -          12,643,094                  -
     Service                                                                -             177,013                  -
   Zero Coupon 2000 Portfolio:
     Initial                                                                -                   -                  -
     Service                                                                -                   -                  -
   Quality Bond Portfolio:
     Initial                                                                -                   -                  -
     Service                                                                -                   -                  -
   Small Cap Portfolio:
     Initial                                                                -                   -                  -
     Service                                                                -                   -                  -
   Appreciation Portfolio:
     Initial                                                                -                   -                  -
     Service                                                                -                   -                  -
   Growth and Income Portfolio:
     Initial                                                                -                   -                  -
     Service                                                                -                   -                  -
   International Equity Portfolio:
     Initial                                                                -                   -                  -
     Service                                                                -                   -                  -
   International Value Portfolio:
     Initial                                                                -                   -                  -
     Service                                                                -                   -                  -
   Disciplined Stock Portfolio:
     Initial                                                                -                   -                  -
     Service                                                                -                   -                  -
   Small Company Stock Portfolio:
     Initial                                                                -                   -                  -
     Service                                                                -                   -                  -

See accompanying notes.

                                                              Growth and        International      International
  Quality Bond         Small Cap          Appreciation          Income              Equity             Value
   Subaccount          Subaccount          Subaccount          Subaccount         Subaccount        Subaccount
------------------------------------------------------------------------------------------------------------------
$            -      $               -  $                -        $        11         $        1         $        4

             -                      -                   -                  -                  -                  -

             -                      -                   -                  -                  -                  -
             -                      -                   -                  -                  -                  -

             -                      -                   -                  -                  -                  -
             -                      -                   -                  -                  -                  -

    24,898,815                      -                   -                  -                  -                  -
     3,004,435                      -                   -                  -                  -                  -

             -             58,436,448                   -                  -                  -                  -
             -                445,493                   -                  -                  -                  -

             -                      -          77,847,501                  -                  -                  -
             -                      -           2,400,221                  -                  -                  -

             -                      -                   -         48,745,634                  -                  -
             -                      -                   -          1,287,959                  -                  -

             -                      -                   -                  -          6,376,204                  -
             -                      -                   -                  -             56,201                  -

             -                      -                   -                  -                  -          3,036,395
             -                      -                   -                  -                  -             91,738

             -                      -                   -                  -                  -                  -
             -                      -                   -                  -                  -                  -

             -                      -                   -                  -                  -                  -
             -                      -                   -                  -                  -                  -

                 Separate Account VA-2LNY of Transamerica Life
                        Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

               Statements of Assets and Liabilities (continued)



                                                                          Money             Special          Zero Coupon
                                                                         Market              Value              2000
                                                                       Subaccount         Subaccount         Subaccount
                                                                 -------------------------------------------------------------
Assets (continued)
Dreyfus Variable Investment Fund - Service Class
  (continued):
    Limited Term High Income Portfolio:
      Initial                                                          $        -         $        -         $        -
      Service                                                                   -                  -                  -
    Balanced Portfolio:
      Initial                                                                   -                  -                  -
      Service                                                                   -                  -                  -
Dreyfus Stock Index Fund:
    Initial                                                                     -                  -                  -
    Service                                                                     -                  -                  -
Dreyfus Socially Responsible Growth Fund, Inc.:
    Initial                                                                     -                  -                  -
    Service                                                                     -                  -                  -
Dreyfus Investment Portfolios:
    Core Bond Portfolio:
      Initial                                                                   -                  -                  -
      Service                                                                   -                  -                  -
    Core Value Portfolio:
      Initial                                                                   -                  -                  -
      Service                                                                   -                  -                  -
    MidCap Stock Portfolio:
      Initial                                                                   -                  -                  -
      Service                                                                   -                  -                  -
    Founders Growth Portfolio:
      Initial                                                                   -                  -                  -
      Service                                                                   -                  -                  -
    Founders Passport Portfolio:
      Initial                                                                   -                  -                  -
      Service                                                                   -                  -                  -
    Founders International Equity Portfolio:
      Initial                                                                   -                  -                  -
      Service                                                                   -                  -                  -
    European Equity Portfolio:
      Initial                                                                   -                  -                  -
      Service                                                                   -                  -                  -

See accompanying notes.

                                                           Growth and      International     International
 Quality Bond           Small Cap         Appreciation       Income           Equity             Value
  Subaccount           Subaccount          Subaccount      Subaccount       Subaccount         Subaccount
-------------------------------------------------------------------------------------------------------------------


$          -           $        -         $         -      $        -       $        -         $        -
           -                    -                   -               -                -                  -

           -                    -                   -               -                -                  -
           -                    -                   -               -                -                  -

           -                    -                   -               -                -                  -
           -                    -                   -               -                -                  -

           -                    -                   -               -                -                  -
           -                    -                   -               -                -                  -

           -                    -                   -               -                -                  -
           -                    -                   -               -                -                  -

           -                    -                   -               -                -                  -
           -                    -                   -               -                -                  -

           -                    -                   -               -                -                  -
           -                    -                   -               -                -                  -

           -                    -                   -               -                -                  -
           -                    -                   -               -                -                  -

           -                    -                   -               -                -                  -
           -                    -                   -               -                -                  -

           -                    -                   -               -                -                  -
           -                    -                   -               -                -                  -
           -                    -                   -               -                -                  -
           -                    -                   -               -                -                  -

                 Separate Account VA-2LNY of Transamerica Life
                        Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

               Statements of Assets and Liabilities (continued)



                                                                Money             Special          Zero Coupon
                                                                Market             Value              2000
                                                              Subaccount         Subaccount        Subaccount
                                                        ------------------------------------------------------------
Assets (continued)
  Dreyfus Investment Portfolios (continued):
    Technology Growth Portfolio:
     Initial                                            $              -      $           -          $  -
     Service                                                           -                  -             -
  Founders Discovery Portfolio:
     Initial                                                           -                  -             -
     Service                                                           -                  -             -
  Emerging Leaders Portfolio:
     Initial                                                           -                  -             -
     Service                                                           -                  -             -
  Emerging Markets Portfolio:
     Initial                                                           -                  -             -
     Service                                                           -                  -             -
  Japan Portfolio
     Initial                                                           -                  -             -
     Service                                                           -                  -             -
 Transamerica Variable Insurance Fund:
  Transamerica VIF Growth Portfolio                                    -                  -             -
                                                        -----------------------------------------------------
Total investments in mutual funds                             37,160,861      $  12,820,107             -
                                                        -----------------------------------------------------
Total assets                                                  37,160,874         12,820,107             -

Liabilities
Contract terminations payable                                          -                 39             -
                                                        -----------------------------------------------------
                                                        $     37,160,874      $  12,820,068          $  -
                                                        =====================================================

Net assets:
  Deferred annuity contracts terminable by owners       $     37,160,874      $  12,820,068          $  -
                                                        -----------------------------------------------------
    Total net assets                                    $     37,160,874      $  12,820,068          $  -
                                                        =====================================================
Accumulation units outstanding - initial                  27,550,593.478        780,572.270             -
                                                        =====================================================
Accumulation unit value - initial                       $       1.348823      $   16.197161          $  -
                                                        =====================================================

Accumulation units outstanding - service                                         10,952.036             -
                                                                              ===============================
Accumulation unit value - service                                             $   16.162557          $  -
                                                                              ===============================

See accompanying notes.

                                                            Growth and       International      International
 Quality Bond          Small Cap          Appreciation        Income             Equity             Value
  Subaccount           Subaccount          Subaccount       Subaccount         Subaccount        Subaccount
-------------------------------------------------------------------------------------------------------------------
$            -          $         -         $         -   $            -        $         -        $        -
             -                    -                   -                -                  -                 -

             -                    -                   -                -                  -                 -
             -                    -                   -                -                  -                 -

             -                    -                   -                -                  -                 -
             -                    -                   -                -                  -                 -

             -                    -                   -                -                  -                 -
             -                    -                   -                -                  -                 -

             -                    -                   -                -                  -                 -
             -                    -                   -                -                  -                 -

             -                    -                   -                -                  -                 -
---------------------------------------------------------------------------------------------------------------
    27,903,250           58,881,941          80,247,722       50,033,593          6,432,405          3,128,133
---------------------------------------------------------------------------------------------------------------
    27,903,250           58,881,941          80,247,722       50,033,604          6,432,406          3,128,137


            72                    6                   7                -                  -                  -
---------------------------------------------------------------------------------------------------------------
$   27,903,178         $ 58,881,935      $   80,247,715   $   50,033,604       $  6,432,406       $  3,128,137
===============================================================================================================


$   27,903,178         $ 58,881,935      $   80,247,715   $   50,033,604       $  6,432,406       $  3,128,137
---------------------------------------------------------------------------------------------------------------
$   27,903,178         $ 58,881,935      $   80,247,715   $   50,033,604       $  6,432,406       $  3,128,137
===============================================================================================================

 1,375,975.313          721,830.013       2,286,087.389    1,642,037.894        442,312.944        251,627.953
===============================================================================================================
$    18.095394         $  80.955961      $    34.052720   $    29.686066       $  14.415597       $  12.067017
===============================================================================================================

   166,521.840            5,523.675          70,733.311       43,520.208          3,907.927          7,589.413
===============================================================================================================
$    18.041854         $  80.651565      $    33.933388   $    29.594508       $  14.381231       $  12.087630
===============================================================================================================

                  Separate Account VA-2LNY of Transamerica Life
                         Insurance Company of New York -
                      Dreyfus/Transamerica Triple Advantage

                Statements of Assets and Liabilities (continued)

                                                                       Small
                                                     Disciplined      Compamy    Limited Term
                                                       Stock           Stock      High Income
                                                     Subaccount      Subaccount   Subaccount
------------------------------------------------------------------------------------------------
Assets
Cash                                                 $         -     $       -   $             -
Investments in mutual funds, at current market
 value:
 Dreyfus Variable Investment Fund:
  Money Market Portfolio                                       -             -                 -
 Dreyfus Variable Investment Fund - Service Class:
   Special Value Portfolio:
     Initial                                                   -             -                 -
     Service                                                   -             -                 -
   Zero Coupon 2000 Portfolio:
     Initial                                                   -             -                 -
     Service                                                   -             -                 -
   Quality Bond Portfolio:
     Initial                                                   -             -                 -
     Service                                                   -             -                 -
   Small Cap Portfolio:
     Initial                                                   -             -                 -
     Service                                                   -             -                 -
   Appreciation Portfolio:
     Initial                                                   -             -                 -
     Service                                                   -             -                 -
   Growth and Income Portfolio:
     Initial                                                   -             -                 -
     Service                                                   -             -                 -
   International Equity Portfolio:
     Initial                                                   -             -                 -
     Service                                                   -             -                 -
   International Value Portfolio:
     Initial                                                   -             -                 -
     Service                                                   -             -                 -
   Disciplined Stock Portfolio:
     Initial                                          43,510,440             -                 -
     Service                                           1,061,954             -                 -
   Small Company Stock Portfolio:
     Initial                                                   -     5,607,260                 -
     Service                                                   -        73,138                 -

See accompanying notes.

                                    Dreyfus
                                   Socially
                 Dreyfus          Responsible                                              MidCap          Founders
 Balanced      Stock Index          Growth           Core Bond         Core Value          Stock             Growth
Subaccount      Subaccount         Subaccount        Subaccount        Subaccount        Subaccount        Subaccount
---------------------------------------------------------------------------------------------------------------------
$        -     $         -        $         -        $        2        $        -        $        3        $        -

         -               -                  -                 -                 -                 -                 -

         -               -                  -                 -                 -                 -                 -
         -               -                  -                 -                 -                 -                 -

         -               -                  -                 -                 -                 -                 -
         -               -                  -                 -                 -                 -                 -

         -               -                  -                 -                 -                 -                 -
         -               -                  -                 -                 -                 -                 -

         -               -                  -                 -                 -                 -                 -
         -               -                  -                 -                 -                 -                 -

         -               -                  -                 -                 -                 -                 -
         -               -                  -                 -                 -                 -                 -

         -               -                  -                 -                 -                 -                 -
         -               -                  -                 -                 -                 -                 -

         -               -                  -                 -                 -                 -                 -
         -               -                  -                 -                 -                 -                 -

         -               -                  -                 -                 -                 -                 -
         -               -                  -                 -                 -                 -                 -

         -               -                  -                 -                 -                 -                 -
         -               -                  -                 -                 -                 -                 -

         -               -                  -                 -                 -                 -                 -
         -               -                  -                 -                 -                 -                 -

                  Separate Account VA-2LNY of Transamerica Life
                         Insurance Company of New York -
                      Dreyfus/Transamerica Triple Advantage

                Statements of Assets and Liabilities (continued)

                                                                       Small
                                                     Disciplined      Compamy    Limited Term
                                                       Stock           Stock      High Income
                                                     Subaccount      Subaccount   Subaccount
---------------------------------------------------------------------------------------------
Assets (continued)
 Dreyfus Variable Investment Fund - Service Class
  (continued):
    Limited Term High Income Portfolio:
     Initial                                         $          -    $        -  $ 5,255,433
     Service                                                    -             -      343,420
    Balanced Portfolio:
     Initial                                                    -             -            -
     Service                                                    -             -            -
 Dreyfus Stock Index Fund:
  Initial                                                       -             -            -
  Service                                                       -             -            -
 Dreyfus Socially Responsible Growth Fund, Inc.:
  Initial                                                       -             -            -
  Service                                                       -             -            -
 Dreyfus Investment Portfolios:
  Core Bond Portfolio:
   Initial                                                      -             -            -
   Service                                                      -             -            -
  Core Value Portfolio:
   Initial                                                      -             -            -
   Service                                                      -             -            -
  MidCap Stock Portfolio:
   Initial                                                      -             -            -
   Service                                                      -             -            -
  Founders Growth Portfolio:
   Initial                                                      -             -            -
   Service                                                      -             -            -
  Founders Passport Portfolio:
   Initial                                                      -             -            -
   Service                                                      -             -            -
  Founders International Equity Portfolio:
   Initial                                                      -             -            -
   Service                                                      -             -            -
  European Equity Portfolio:
   Initial                                                      -             -            -
   Service                                                      -             -            -

See accompanying notes.

                              Dreyfus
                             Socially
                Dreyfus     Responsible                                MidCap        Founders
 Balanced     Stock Index     Growth      Core Bond     Core Value      Stock         Growth
Subaccount     Subaccount    Subaccount   Subaccount    Subaccount    Subaccount    Subaccount
-----------------------------------------------------------------------------------------------
$         -   $         -   $         -   $         -   $         -   $         -   $         -
          -             -             -             -             -             -             -

 19,022,469             -             -             -             -             -             -
  1,169,657             -             -             -             -             -             -

          -    58,168,001             -             -             -             -             -
          -     3,147,404             -             -             -             -             -

          -             -    21,634,558             -             -             -             -
          -             -       881,053             -             -             -             -

          -             -             -     6,178,809             -             -             -
          -             -             -     4,905,171             -             -             -

          -             -             -             -     5,202,850             -             -
          -             -             -             -     2,213,535             -             -

          -             -             -             -             -     6,504,444             -
          -             -             -             -             -       757,389             -

          -             -             -             -             -             -     3,996,299
          -             -             -             -             -             -       498,558

          -             -             -             -             -             -             -
          -             -             -             -             -             -             -

          -             -             -             -             -             -             -
          -             -             -             -             -             -             -

          -             -             -             -             -             -             -
          -             -             -             -             -             -             -

                  Separate Account VA-2LNY of Transamerica Life
                         Insurance Company of New York -
                      Dreyfus/Transamerica Triple Advantage

                Statements of Assets and Liabilities (continued)

                                                                          Small
                                                       Disciplined       Compamy        Limited Term
                                                          Stock           Stock          High Income
                                                        Subaccount      Subaccount       Subaccount
                                                     -----------------------------------------------
Assets (continued)
 Dreyfus Investment Portfolios (continued):
  Technology Growth Portfolio:
   Initial                                            $            -    $          -    $          -
   Service                                                         -               -               -
  Founders Discovery Portfolio:
   Initial                                                         -               -               -
   Service                                                         -               -               -
  Emerging Leaders Portfolio:
   Initial                                                         -               -               -
   Service                                                         -               -               -
  Emerging Markets Portfolio:
   Initial                                                         -               -               -
   Service                                                         -               -               -
  Japan Portfolio
   Initial                                                         -               -               -
   Service                                                         -               -               -
 Transamerica Variable Insurance Fund:
  Transamerica VIF Growth Portfolio                                -               -               -
                                                      ----------------------------------------------
Total investments in mutual funds                         44,572,394       5,680,398       5,598,853
                                                      ----------------------------------------------
Total assets                                              44,572,394       5,680,398       5,598,853

Liabilities
Contract terminations payable                                      -               4             347
                                                      ----------------------------------------------
                                                      $   44,572,394    $  5,680,394    $  5,598,506
                                                      ==============================================

Net assets:
 Deferred annuity contracts terminable by owners      $   44,572,394    $  5,680,394    $  5,598,506
                                                      ----------------------------------------------
Total net assets                                      $   44,572,394    $  5,680,394    $  5,598,506
                                                      ==============================================

Accumulation units outstanding - initial               2,546,567.597     412,394.391     582,107.026
                                                      ==============================================
Accumulation unit value - initial                     $    17.085916    $  13.596830    $   9.027697
                                                      ==============================================

Accumulation units outstanding - service                  62,288.395       5,397.237      38,058.118
                                                      ==============================================
Accumulation unit value - service                     $    17.048990    $  13.550969    $   9.023563
                                                      ==============================================

See accompanying notes.

                                    Dreyfus
                                   Socially
                   Dreyfus        Responsible                                         MidCap           Founders
 Balanced        Stock Index        Growth         Core Bond        Core Value         Stock            Growth
Subaccount        Subaccount       Subaccount      Subaccount       Subaccount       Subaccount       Subaccount
--------------------------------------------------------------------------------------------------------------------
$            -   $            -   $            -   $            -   $            -   $            -   $            -
             -                -                -                -                -                -                -


             -                -                -                -                -                -                -
             -                -                -                -                -                -                -


             -                -                -                -                -                -                -
             -                -                -                -                -                -                -

             -                -                -                -                -                -                -
             -                -                -                -                -                -                -

             -                -                -                -                -                -                -
             -                -                -                -                -                -                -

             -                -                -                -                -                -                -
--------------------------------------------------------------------------------------------------------------------
    20,192,126       61,315,405       22,515,611       11,083,980        7,416,385        7,261,833        4,494,857
--------------------------------------------------------------------------------------------------------------------
    20,192,126       61,315,405       22,515,611       11,083,982        7,416,385        7,261,836        4,494,857


             2                1                -                -                4                -                6
--------------------------------------------------------------------------------------------------------------------
$   20,192,124   $   61,315,404   $   22,515,611   $   11,083,982   $    7,416,381   $    7,261,836   $    4,494,851
====================================================================================================================

$   20,192,124   $   61,315,404   $   22,515,611   $   11,083,982   $    7,416,381   $    7,261,836   $    4,494,851
--------------------------------------------------------------------------------------------------------------------
$   20,192,124   $   61,315,404   $   22,515,611   $   11,083,982   $    7,416,381   $    7,261,836   $    4,494,851
====================================================================================================================


 1,469,034.235    1,421,148.337      734,075.958      556,924.191   $  444,555.462   $  606,419.225   $  544,991.068
====================================================================================================================
$    12.948961   $    40.930281   $    29.471825   $    11.094530   $    11.703482   $    10.725991   $     7.332768
====================================================================================================================

    90,510.336       77,148.339       30,001.575      442,461.514      189,134.552       70,688.212       68,106.033
====================================================================================================================
$    12.922916   $    40.796774   $    29.366878   $    11.086094   $    11.703489   $    10.714505   $     7.320322
====================================================================================================================

                  Separate Account VA-2LNY of Transamerica Life
                         Insurance Company of New York -
                      Dreyfus/Transamerica Triple Advantage

                Statements of Assets and Liabilities (continued)

                                                                    Founders
                                                      Founders    International    European
                                                      Passport       Equity         Equity
                                                     Subaccount    Subaccount     Subaccount
                                                     ---------------------------------------
Assets
Cash                                                 $        -   $        1      $        -
Investments in mutual funds, at current market
 value:
 Dreyfus Variable Investment Fund:
  Money Market Portfolio                                      -            -               -
 Dreyfus Variable Investment Fund - Service Class:
   Special Value Portfolio:
     Initial                                                  -            -               -
     Service                                                  -            -               -
   Zero Coupon 2000 Portfolio:
     Initial                                                  -            -               -
     Service                                                  -            -               -
   Quality Bond Portfolio:
     Initial                                                  -            -               -
     Service                                                  -            -               -
   Small Cap Portfolio:
     Initial                                                  -            -               -
     Service                                                  -            -               -
   Appreciation Portfolio:
     Initial                                                  -            -               -
     Service                                                  -            -               -
   Growth and Income Portfolio:
     Initial                                                  -            -               -
     Service                                                  -            -               -
   International Equity Portfolio:
     Initial                                                  -            -               -
     Service                                                  -            -               -
   International Value Portfolio:
     Initial                                                  -            -               -
     Service                                                  -            -               -
   Disciplined Stock Portfolio:
     Initial                                                  -            -               -
     Service                                                  -            -               -
   Small Company Stock Portfolio:
     Initial                                                  -            -               -
     Service                                                  -            -               -

See accompanying notes.

   Technology       Founders        Emerging       Emerging                     Transamerica
     Growth         Discovery        Leaders        Markets         Japan        VIF Growth
   Subaccount      Subaccount      Subaccount     Subaccount      Subaccount     Subaccount
--------------------------------------------------------------------------------------------
$          -       $      179      $        -     $        -      $         -   $          -

           -                -               -              -                -              -

           -                -               -              -                -              -
           -                -               -              -                -              -

           -                -               -              -                -              -
           -                -               -              -                -              -

           -                -               -              -                -              -
           -                -               -              -                -              -

           -                -               -              -                -              -
           -                -               -              -                -              -

           -                -               -              -                -              -
           -                -               -              -                -              -

           -                -               -              -                -              -
           -                -               -              -                -              -

           -                -               -              -                -              -
           -                -               -              -                -              -

           -                -               -              -                -              -
           -                -               -              -                -              -

           -                -               -              -                -              -
           -                -               -              -                -              -

           -                -               -              -                -              -
           -                -               -              -                -              -

                  Separate Account VA-2LNY of Transamerica Life
                         Insurance Company of New York -
                      Dreyfus/Transamerica Triple Advantage

                Statements of Assets and Liabilities (continued)

                                                                    Founders
                                                      Founders    International   European
                                                      Passport       Equity        Equity
                                                     Subaccount    Subaccount    Subaccount
                                                     --------------------------------------
Assets (continued)
Dreyfus Variable Investment Fund - Service Class
 (continued):
   Limited Term High Income Portfolio:
     Initial                                         $          -  $         -   $        -
     Service                                                    -            -            -
   Balanced Portfolio:
     Initial                                                    -            -            -
     Service                                                    -            -            -
 Dreyfus Stock Index Fund:
  Initial                                                       -            -            -
  Service                                                       -            -            -
 Dreyfus Socially Responsible Growth Fund, Inc.:
  Initial                                                       -            -            -
  Service                                                       -            -            -
 Dreyfus Investment Portfolios:
  Core Bond Portfolio:
   Initial                                                      -            -            -
   Service                                                      -            -            -
  Core Value Portfolio:
   Initial                                                      -            -            -
   Service                                                      -            -            -
  MidCap Stock Portfolio:
   Initial                                                      -            -            -
   Service                                                      -            -            -
  Founders Growth Portfolio:
   Initial                                                      -            -            -
   Service                                                      -            -            -
  Founders Passport Portfolio:
   Initial                                              3,298,299            -            -
   Service                                                 68,694            -            -
  Founders International Equity Portfolio:
   Initial                                                      -    1,327,384            -
   Service                                                      -      111,630            -
  European Equity Portfolio:
   Initial                                                      -            -      896,543
   Service                                                      -            -       53,993

See accompanying notes.

   Technology       Founders        Emerging       Emerging                     Transamerica
     Growth         Discovery        Leaders        Markets         Japan        VIF Growth
   Subaccount      Subaccount      Subaccount     Subaccount      Subaccount     Subaccount
--------------------------------------------------------------------------------------------
$          -       $        -      $        -     $        -      $         -   $          -
           -                -               -              -                -              -

           -                -               -              -                -              -
           -                -               -              -                -              -

           -                -               -              -                -              -
           -                -               -              -                -              -

           -                -               -              -                -              -
           -                -               -              -                -              -

           -                -               -              -                -              -
           -                -               -              -                -              -

           -                -               -              -                -              -
           -                -               -              -                -              -

           -                -               -              -                -              -
           -                -               -              -                -              -

           -                -               -              -                -              -
           -                -               -              -                -              -

           -                -               -              -                -              -
           -                -               -              -                -              -

           -                -               -              -                -              -
           -                -               -              -                -              -

           -                -               -              -                -              -
           -                -               -              -                -              -

                  Separate Account VA-2LNY of Transamerica Life
                         Insurance Company of New York -
                      Dreyfus/Transamerica Triple Advantage

                Statements of Assets and Liabilities (continued)

                                                                               Founders
                                                           Founders          International       European
                                                           Passport             Equity            Equity
                                                          Subaccount          Subaccount        Subaccount
                                                          --------------------------------------------------
Assets (continued)
 Dreyfus Investment Portfolios (continued):
  Technology Growth Portfolio:
   Initial                                                 $         -        $         -        $         -
   Service                                                           -                  -                  -
  Founders Discovery Portfolio:
   Initial                                                           -                  -                  -
   Service                                                           -                  -                  -
  Emerging Leaders Portfolio:
   Initial                                                           -                  -                  -
   Service                                                           -                  -                  -
  Emerging Markets Portfolio:
   Initial                                                           -                  -                  -
   Service                                                           -                  -                  -
  Japan Portfolio
   Initial                                                           -                  -                  -
   Service                                                           -                  -                  -
 Transamerica Variable Insurance Fund:
  Transamerica VIF Growth Portfolio                                  -                  -                  -
                                                          --------------------------------------------------
Total investments in mutual funds                            3,366,993          1,439,014            950,536
                                                          --------------------------------------------------
Total assets                                                 3,366,993          1,439,015            950,536

Liabilities
Contract terminations payable                                        -                  -                  -
                                                          --------------------------------------------------
                                                          $  3,366,993       $  1,439,015       $    950,536
                                                          ==================================================

Net assets:
 Deferred annuity contracts terminable by owners          $  3,366,993       $  1,439,015       $    950,536
                                                          --------------------------------------------------
Total net assets                                          $  3,366,993       $  1,439,015       $    950,536
                                                          ==================================================

Accumulation units outstanding - initial                   408,133.299        168,869.454        102,060.935
                                                          ==================================================
Accumulation unit value - initial                         $   8.081427       $   7.860420       $   8.784392
                                                          ==================================================

Accumulation units outstanding - service                     8,500.203         14,189.679          6,101.144
                                                          ==================================================
Accumulation unit value - service                         $   8.081420       $   7.866994       $   8.849731
                                                          ==================================================

See accompanying notes.

   Technology       Founders        Emerging       Emerging                     Transamerica
     Growth         Discovery        Leaders        Markets         Japan        VIF Growth
   Subaccount      Subaccount      Subaccount     Subaccount      Subaccount     Subaccount
--------------------------------------------------------------------------------------------
$    22,291,119    $          -    $          -   $         -     $        -    $          -
      1,107,649               -               -             -              -               -


              -       2,443,643               -             -              -               -
              -         281,775               -             -              -               -


              -               -       3,156,618             -              -               -
              -               -         753,786             -              -               -

              -               -               -       153,926              -               -
              -               -               -        32,045              -               -

              -               -               -             -         36,461               -
              -               -               -             -            541               -

              -               -               -             -              -       9,816,239
--------------------------------------------------------------------------------------------
     23,398,768       2,725,418       3,910,404       185,971         37,002       9,816,239
--------------------------------------------------------------------------------------------
     23,398,768       2,725,597       3,910,404       185,971         37,002       9,816,239

              -               -               3             -              -               -
--------------------------------------------------------------------------------------------
$    23,398,768    $  2,725,597    $  3,910,401   $   185,971     $   37,002    $  9,816,239
============================================================================================

$    23,398,768    $  2,725,597    $  3,910,401   $   185,971     $   37,002    $  9,816,239
--------------------------------------------------------------------------------------------
$    23,398,768    $  2,725,597    $  3,910,401   $   185,971     $   37,002    $  9,816,239
============================================================================================

  3,051,421.844     406,947.457     241,122.589    21,134.802      6,666.476     879,788.976
============================================================================================
$      7.305158    $   6.005253    $  13.091329   $  7.283074     $ 5.469242    $  11.157493
============================================================================================

    152,267.430      47,065.301      57,641.182     4,395.311         98.956
============================================================================
$      7.274369    $   5.986886    $  13.077206   $  7.290758     $ 5.469244
============================================================================

                  Separate Account VA-2LNY of Transamerica Life
                         Insurance Company of New York -
                      Dreyfus/Transamerica Triple Advantage

                            Statements of Operations

                          Year Ended December 31, 2001

                                                             Money        Special         Zero Coupon
                                                             Market        Value              2000
                                                           Subaccount    Subaccount        Subaccount
                                                           ------------------------------------------
Net investment income (loss)
Income:
 Dividends                                                 $ 1,201,022   $   103,117      $         -
Expenses:
 Administrative, mortality and expense risk charges            444,800       196,007                -
                                                           ------------------------------------------
Net investment income (loss)                                   756,222       (92,890)               -

Net realized and unrealized capital gains (losses)
 on investments
Net realized capital gains (losses) on investments:
 Realized gain distributions                                         -       315,752                -
 Proceeds from sales                                        17,797,979     2,085,268           52,781
 Cost of investments sold                                   17,797,979     2,156,981           52,781
                                                           ------------------------------------------
Net realized capital gains (losses) on investments                   -       244,039                -

Net change in unrealized appreciation/depreciation
of investments:
  Beginning of the period                                            -       658,033             (116)
  End of the period                                                  -      (910,191)            (116)
                                                           ------------------------------------------
Net change in unrealized appreciation/depreciation
of investments                                                       -    (1,568,224)               -
                                                           ------------------------------------------
Net realized and unrealized capital gains (losses)
 on investments                                                      -    (1,324,185)               -
                                                           ------------------------------------------
Increase (decrease) in net assets from operations          $   756,222   $(1,417,075)     $         -
                                                           ==========================================

See accompanying notes.

                                                                    Growth and         International      International
  Quality Bond              Small Cap           Appreciation          Income               Equity             Value
   Subaccount              Subaccount            Subaccount         Subaccount           Subaccount         Subaccount
--------------------------------------------------------------------------------------------------------------------------
   $1,592,031             $    269,133            $ 690,530         $   263,319          $    63,428          $  29,959


      372,005                  868,659            1,201,597             751,214              108,183             48,956
--------------------------------------------------------------------------------------------------------------------------
    1,220,026                 (599,526)            (511,067)           (487,895)             (44,755)           (18,997)



      196,748                3,915,833                    -             825,018                    -             19,434
    8,005,010                9,002,399           11,703,618           7,444,487            1,428,875            834,277
    7,986,413               13,499,998           10,408,160           7,317,086            1,835,644            965,237
--------------------------------------------------------------------------------------------------------------------------
      215,345                 (581,766)           1,295,458             952,419             (406,769)          (111,526)


      (95,457)             (13,473,632)          16,469,045           4,241,279           (1,237,707)          (289,689)
     (286,397)             (17,758,368)           5,571,811            (409,609)          (3,800,813)          (711,775)
--------------------------------------------------------------------------------------------------------------------------

     (190,940)              (4,284,736)         (10,897,234)         (4,650,888)          (2,563,106)          (422,086)
--------------------------------------------------------------------------------------------------------------------------

       24,405               (4,866,502)          (9,601,776)         (3,698,469)          (2,969,875)          (533,612)
--------------------------------------------------------------------------------------------------------------------------
   $1,244,431             $ (5,466,028)        $(10,112,843)        $(4,186,364)         $(3,014,630)         $(552,609)
==========================================================================================================================

                 Separate Account VA-2LNY of Transamerica Life
                        Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                     Statements of Operations (continued)

                                                                                             Small
                                                                       Disciplined          Company            Limited Term
                                                                         Stock               Stock              High Income
                                                                       Subaccount          Subaccount           Subaccount
                                                                     -------------------------------------------------------
Net investment income (loss)
Income:
 Dividends                                                             $   191,432           $   4,160         $   687,889
Expenses:
 Administrative, mortality and expense risk charges                        680,978              81,619              86,522
                                                                     -------------------------------------------------------
Net investment income (loss)                                              (489,546)            (77,459)            601,367

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
 Realized gain distributions                                                     -                   -                   -
 Proceeds from sales                                                     7,382,542             887,106           2,020,021
 Cost of investments sold                                                7,430,300             814,812           2,926,394
                                                                     -------------------------------------------------------
Net realized capital gains (losses) on investments                         (47,758)             72,294            (906,373)

Net change in unrealized appreciation/depreciation of investments:
  Beginning of the period                                                4,871,906             765,042          (2,303,289)
  End of the period                                                     (2,765,777)            564,753          (2,269,777)
                                                                     -------------------------------------------------------
Net change in unrealized appreciation/depreciation of investments       (7,637,683)           (200,289)             33,512
                                                                     -------------------------------------------------------
Net realized and unrealized capital gains (losses) on investments       (7,685,441)           (127,995)           (872,861)
                                                                     -------------------------------------------------------
Increase (decrease) in net assets from operations                      $(8,174,987)          $(205,454)        $  (271,494)
                                                                     =======================================================

See accompanying notes.

                                       Dreyfus
                                       Socially
                      Dreyfus         Responsible                                                           Founders
  Balanced          Stock Index         Growth           Core Bond        Core Value       MidCap Stock      Growth
 Subaccount          Subaccount       Subaccount         Subaccount       Subaccount        Subaccount      Subaccount
--------------------------------------------------------------------------------------------------------------------------
 $    420,370       $    713,675        $ 15,736          $  340,783      $    1,696         $   11,966     $     3,793


      292,084            923,013         359,700              79,680          71,030             88,463          65,170
--------------------------------------------------------------------------------------------------------------------------
      128,286           (209,338)       (343,964)            261,103         (69,334)           (76,497)        (61,377)


            -            324,272               -              96,160          61,614                  -               -
    3,254,093          8,307,080       3,684,910           8,256,204       1,178,327          1,716,546       1,001,801
    3,725,987          8,174,392       4,123,805           8,213,948       1,091,934          1,409,882       1,500,268
--------------------------------------------------------------------------------------------------------------------------
     (471,894)           456,960        (438,895)            138,416         148,007            306,664        (498,467)


   (1,063,366)         7,590,706         306,462               1,875         279,827            288,978      (1,544,483)
   (3,065,988)        (2,681,647)     (6,243,413)           (329,654)        115,699           (237,322)     (2,157,981)
--------------------------------------------------------------------------------------------------------------------------

   (2,002,622)       (10,272,353)     (6,549,875)           (331,529)       (164,128)          (526,300)       (613,498)
--------------------------------------------------------------------------------------------------------------------------

   (2,474,516)        (9,815,393)     (6,988,770)           (193,113)        (16,121)          (219,636)     (1,111,965)
--------------------------------------------------------------------------------------------------------------------------
  $(2,346,230)      $(10,024,731)    $(7,332,734)         $   67,990      $  (85,455)        $ (296,133)    $(1,173,342)
==========================================================================================================================

                 Separate Account VA-2LNY of Transamerica Life
                        Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                     Statements of Operations (continued)



                                                                              Founders
                                                     Founders Passport     International      European Equity
                                                         Subaccount      Equity Subaccount       Subaccount
                                                     --------------------------------------------------------
Net investment income (loss)
Income:
 Dividends                                           $               -           $     601           $   7,349
Expenses:
 Administrative, mortality and expense risk charges             58,978              22,896              18,953
                                                     ---------------------------------------------------------
Net investment income (loss)                                   (58,978)            (22,295)            (11,604)

Net realized and unrealized capital gains (losses)
 on investments
Net realized capital gains (losses) on investments:
 Realized gain distributions                                         -                   -                   -

 Proceeds from sales                                         1,192,465             255,793             532,305
 Cost of investments sold                                    2,423,419             394,108             689,539
                                                     ---------------------------------------------------------
Net realized capital gains (losses) on investments          (1,230,954)           (138,315)           (157,234)

Net change in unrealized appreciation/depreciation
 of investments:
  Beginning of the period                                   (3,155,201)           (286,496)           (132,108)
  End of the period                                         (3,610,193)           (748,291)           (472,127)
                                                     ---------------------------------------------------------
Net change in unrealized appreciation/depreciation
 of investments                                               (454,992)           (461,795)           (340,019)
                                                     ---------------------------------------------------------
Net realized and unrealized capital gains (losses)
 on investments                                             (1,685,946)           (600,110)           (497,253)
                                                     ---------------------------------------------------------
Increase (decrease) in net assets from operations          $(1,744,924)          $(622,405)          $(508,857)
                                                     =========================================================

See accompanying notes.


   Technology               Founders        Emerging         Emerging                         Transamerica
     Growth                Discovery         Leaders          Markets          Japan           VIF Growth
   Subaccount              Subaccount       Subaccount       Subaccount      Subaccount        Subaccount
------------------------------------------------------------------------------------------------------------
$           -              $        -       $        -       $    1,037      $        -       $          -

      363,258                  31,751           31,592            1,766             757            157,496
------------------------------------------------------------------------------------------------------------
     (363,258)                (31,751)         (31,592)            (729)           (757)          (157,496)


            -                       -              802                -               -            148,969

    5,380,810                 531,756          683,476           65,126          46,832          2,481,985
    8,029,615                 827,953          661,020           76,638          61,903          2,727,484
------------------------------------------------------------------------------------------------------------
   (2,648,805)               (296,197)          23,258          (11,512)        (15,071)           (96,530)


  (13,477,896)               (499,353)          55,907          (11,138)        (12,341)          (603,255)
  (22,666,868)               (644,473)         301,069            7,247         (13,822)        (2,875,253)
------------------------------------------------------------------------------------------------------------

   (9,188,972)               (145,120)         245,162           18,385          (1,481)        (2,271,998)
------------------------------------------------------------------------------------------------------------

  (11,837,777)               (441,317)         268,420            6,873         (16,552)        (2,368,528)
------------------------------------------------------------------------------------------------------------
$ (12,201,035)             $ (473,068)      $  236,828       $    6,144      $  (17,309)      $ (2,526,024)
============================================================================================================

                 Separate Account VA-2LNY of Transamerica Life
                        Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                      Statements of Changes in Net Assets

            Years Ended December 31, 2001 and 2000, Except as Noted

                                                      Money Market                         Special Value
                                                       Subaccount                            Subaccount
                                               -------------------------------- ---------------------------------
                                                      2001              2000                2001             2000
                                               -------------------------------- ---------------------------------
Operations:
 Net investment income (loss)                  $   756,222      $  1,109,108         $   (92,890)     $   (78,590)
 Net realized capital gains (losses) on
  investments                                            -                 -             244,039          806,532
 Net change in unrealized appreciation/
 depreciation of investments                             -                 -          (1,568,224)        (142,622)
                                               -------------------------------- ---------------------------------
Increase (decrease) in net assets from
 operations                                        756,222         1,109,108          (1,417,075)         585,320

Contract transactions:
 Net contract purchase payments                  3,807,014        23,700,138             226,288          360,820
 Transfer payments from (to) other
  subaccounts or general account                10,919,224       (15,523,287)           (132,392)      (1,613,864)
 Contract terminations, withdrawals, and
  other deductions                              (6,169,828)       (4,157,961)         (1,471,259)      (1,270,464)
 Contract maintenance charges                       (5,520)           (3,230)             (2,863)          (2,766)
                                               -------------------------------- ---------------------------------
Increase (decrease) in net assets from
 contract transactions                           8,550,890         4,015,660          (1,380,226)      (2,526,274)
                                               -------------------------------- ---------------------------------
Net increase (decrease) in net assets            9,307,112         5,124,768          (2,797,301)      (1,940,954)

Net assets:
 Beginning of the period                        27,853,762        22,728,994          15,617,369       17,558,323
                                               -------------------------------- ---------------------------------
 End of the period                             $37,160,874      $ 27,853,762         $12,820,068      $15,617,369
                                               ================================ =================================

(1) Commencement of operations, May 1, 2000.

See accompanying notes.

            Zero Coupon                              Quality Bond                               Small Cap
          2000 Subaccount                             Subaccount                                Subaccount
------------------------------------   --------------------------------------    ---------------------------------------
2001                           2000                  2001               2000                   2001                2000
------------------------------------   --------------------------------------    ---------------------------------------
$    -                  $   310,446           $ 1,220,026        $   922,040           $   (599,526)       $   (717,221)
     -                     (115,694)              215,345           (221,530)              (581,766)         32,923,624

     -                      126,580              (190,940)         1,123,497             (4,284,736)        (24,626,302)
------------------------------------   --------------------------------------    ---------------------------------------

     -                      321,332             1,244,431          1,824,007             (5,466,028)          7,580,101

     -                      150,235             2,413,698          1,815,214                597,879           3,433,935

  (173)                  (8,272,210)            6,461,526            239,394             (1,892,102)         (1,003,517)

   173                     (804,628)           (4,667,105)        (1,460,646)            (4,971,490)         (4,378,502)
     -                       (1,340)               (4,579)            (3,321)               (18,629)            (17,878)
------------------------------------   --------------------------------------    ---------------------------------------
     -                   (8,927,943)            4,203,540            590,641             (6,284,342)         (1,965,962)
------------------------------------   --------------------------------------    ---------------------------------------
     -                   (8,606,611)            5,447,971          2,414,648            (11,750,370)          5,614,139

     -                    8,606,611            22,455,207         20,040,559             70,632,305          65,018,166
------------------------------------   --------------------------------------    ---------------------------------------
$    -                  $         -           $27,903,178        $22,455,207           $ 58,881,935        $ 70,632,305
====================================   ======================================    =======================================

                 Separate Account VA-2LNY of Transamerica Life
                        Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                Statements of Changes in Net Assets (continued)



                                                       Appreciation                     Growth and Income
                                                        Subaccount                          Subaccount
                                               -------------------------------- -----------------------------------
                                                       2001              2000                2001             2000
                                               -------------------------------- -----------------------------------
Operations:
 Net investment income (loss)                  $   (511,067)     $   (759,278)        $  (487,895)     $  (489,898)
 Net realized capital gains (losses) on
  investments                                     1,295,458         4,178,458             952,419        3,122,115

 Net change in unrealized appreciation/
 depreciation of investments                    (10,897,234)       (5,581,020)         (4,650,888)      (5,858,908)
                                               -------------------------------- -----------------------------------
Increase (decrease) in net assets from
 operations                                     (10,112,843)       (2,161,840)         (4,186,364)      (3,226,691)

Contract transactions:
 Net contract purchase payments                   1,829,885         5,055,695           1,192,960        3,471,324
 Transfer payments from (to) other
  subaccounts or general account                 (1,057,545)       (6,362,541)           (438,975)      (1,948,707)
 Contract terminations, withdrawals, and
  other deductions                               (7,037,425)       (7,823,598)         (4,806,886)      (4,105,796)
 Contract maintenance charges                       (23,350)          (21,697)            (17,025)         (16,209)
                                               -------------------------------- -----------------------------------
Increase (decrease) in net assets from
 contract transactions                           (6,288,435)       (9,152,141)         (4,069,926)      (2,599,388)
                                               -------------------------------- -----------------------------------
Net increase (decrease) in net assets           (16,401,278)      (11,313,981)         (8,256,290)      (5,826,079)

Net assets:
                                               -------------------------------- -----------------------------------
 Beginning of the period                         96,648,993       107,962,974          58,289,894       64,115,973
                                               -------------------------------- -----------------------------------
 End of the period                             $ 80,247,715      $ 96,648,993         $50,033,604      $58,289,894
                                               ================================ ===================================

(1) Commencement of operations, May 1, 2000.

See accompanying notes.

           International                           International                           Disciplined Stock
         Equity Subaccount                        Value Subaccount                            Subaccount
----------------------------------    -------------------------------------    --------------------------------------
      2001                    2000                  2001               2000                   2001               2000
----------------------------------    -------------------------------------    --------------------------------------
$      (44,755)        $  (135,506)           $  (18,997)        $  (42,533)          $   (489,546)       $  (723,830)

      (406,769)          2,353,435              (111,526)           378,858                (47,758)         1,487,590

    (2,563,106)         (4,469,304)             (422,086)          (591,881)            (7,637,683)        (7,338,577)
----------------------------------    -------------------------------------    --------------------------------------

    (3,014,630)         (2,251,375)             (552,609)          (255,556)            (8,174,987)        (6,574,817)

       147,611           1,031,406                84,742             68,554                721,368          4,509,315

      (556,190)          1,002,620              (125,334)           (96,932)            (2,139,268)           632,291

      (553,524)           (858,540)             (374,377)          (448,746)            (2,907,521)        (3,106,818)
        (2,715)             (2,942)               (1,017)              (920)               (12,251)           (10,788)
----------------------------------    -------------------------------------    --------------------------------------

      (964,818)          1,172,544              (415,986)          (478,044)            (4,337,672)         2,024,000
----------------------------------    -------------------------------------    --------------------------------------
    (3,979,448)         (1,078,831)             (968,595)          (733,600)           (12,512,659)        (4,550,817)

    10,411,854          11,490,685             4,096,732          4,830,332             57,085,053         61,635,870
----------------------------------    -------------------------------------    --------------------------------------
$    6,432,406         $10,411,854            $3,128,137         $4,096,732           $ 44,572,394        $57,085,053
==================================    =====================================    ======================================

                 Separate Account VA-2LNY of Transamerica Life
                        Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                Statements of Changes in Net Assets (continued)



                                                     Small Company                         Limited Term High
                                                    Stock Subaccount                       Income Subaccount
                                                ---------------------------           ---------------------------
                                                      2001           2000                 2001           2000
                                                ---------------------------           ---------------------------
Operations:
  Net investment income (loss)                    $  (77,459)     $ (77,627)          $  601,367      $   806,401
  Net realized capital gains (losses) on
    investments                                       72,294        120,014             (906,373)        (819,731)
  Net change in unrealized appreciation/
    depreciation of investments                     (200,289)       398,312               33,512         (710,556)
                                                  -------------------------           ---------------------------
Increase (decrease) in net assets from
  operations                                        (205,454)       440,699             (271,494)        (723,886)

Contract transactions:
  Net contract purchase payments                      85,047        320,336              220,817          213,629
  Transfer payments from (to) other
    subaccounts or general account                  (211,573)      (330,171)             130,412       (3,528,830)
  Contract terminations, withdrawals, and
    other deductions                                (453,694)      (377,614)            (833,112)        (819,340)
  Contract maintenance charges                        (2,088)        (1,855)              (1,833)          (1,990)
                                                  -------------------------           ---------------------------
Increase (decrease) in net assets from
  contract transactions                             (582,308)      (389,304)            (483,716)      (4,136,531)
                                                  -------------------------           ---------------------------
Net increase (decrease) in net assets               (787,762)        51,395             (755,210)      (4,860,417)

Net assets:
  Beginning of the period                          6,468,156      6,416,761            6,353,716       11,214,133
                                                  -------------------------           ---------------------------
  End of the period                               $5,680,394     $6,468,156           $5,598,506      $ 6,353,716
                                                  =========================           ===========================

(1) Commencement of operations, May 1, 2000.

See accompanying notes.

             Balanced                              Dreyfus Stock                   Dreyfus Socially Responsible
            Subaccount                           Index Subaccount                       Growth  Subaccount
----------------------------------      ------------------------------------     --------------------------------
        2001          2000                     2001            2000                    2001            2000
----------------------------------      ------------------------------------     --------------------------------
 $    128,286     $   373,743           $   (209,338)     $   (347,482)          $  (343,964)    $  (172,167)

     (471,894)         82,930                456,960         2,412,533              (438,895)        360,833

   (2,002,622)     (1,450,182)           (10,272,353)      (10,714,444)           (6,549,875)     (4,351,050)
 ----------------------------           ------------------------------           ---------------------------

   (2,346,230)       (993,509)           (10,024,731)       (8,649,393)           (7,332,734)     (4,162,384)


    1,095,379       2,303,947              3,218,686         6,380,876               790,262       5,073,139

      916,915        (476,130)               442,619         2,283,613              (326,205)      5,894,989

   (1,529,059)     (2,037,207)            (5,629,789)       (5,099,427)           (1,548,024)     (1,837,412)
       (5,520)         (4,756)               (18,746)          (17,152)               (9,016)         (6,404)
 ----------------------------           ------------------------------           ---------------------------

      477,715        (214,146)            (1,987,230)        3,547,910            (1,092,983)      9,124,312
 ----------------------------           ------------------------------           ---------------------------
   (1,868,515)     (1,207,655)           (12,011,961)       (5,101,483)           (8,425,717)      4,961,928


   22,060,639      23,268,294             73,327,365        78,428,848            30,941,328      25,979,400
 ----------------------------           ------------------------------           ---------------------------
 $ 20,192,124     $22,060,639           $ 61,315,404      $ 73,327,365           $22,515,611     $30,941,328
 ============================           ==============================           ===========================

                 Separate Account VA-2LNY of Transamerica Life
                        Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                Statements of Changes in Net Assets (continued)



                                                          Core Bond                           Core Value
                                                          Subaccount                          Subaccount
                                               ------------------------------        ---------------------------
                                                      2001       2000 (1)               2001          2000
                                               ------------------------------        ---------------------------
Operations:
 Net investment income (loss)                  $   261,103     $   28,690          $  (69,334)    $   (4,365)
 Net realized capital gains (losses) on
   investments                                     138,416         18,281             148,007        136,722
 Net change in unrealized appreciation/
   depreciation of investments                    (331,529)         1,875            (164,128)       175,295
                                               --------------------------          -------------------------
Increase (decrease) in net assets from
  operations                                        67,990         48,846             (85,455)       307,652

Contract transactions:
  Net contract purchase payments                 1,867,201        285,295           1,302,203        229,234
  Transfer payments from (to) other
   subaccounts or general account                7,219,716      1,961,636           2,899,987        477,110
  Contract terminations, withdrawals, and
   other deductions                               (360,682)        (5,580)           (326,920)       (74,254)
  Contract maintenance charges                        (440)             -                (960)          (493)
                                               --------------------------          -------------------------
Increase (decrease) in net assets from
  contract transactions                          8,725,795      2,241,351           3,874,310        631,597
                                               --------------------------          -------------------------
Net increase (decrease) in net assets            8,793,785      2,290,197           3,788,855        939,249

Net assets:
  Beginning of the period                        2,290,197              -           3,627,526      2,688,277
                                               --------------------------          -------------------------
  End of the period                            $11,083,982     $2,290,197          $7,416,381     $3,627,526
                                               ==========================          =========================

(1) Commencement of operations, May 1, 2000.

See accompanying notes.

           MidCap Stock                            Founders Growth                        Founders Passport
            Subaccount                                Subaccount                              Subaccount
--------------------------------        -----------------------------------       ---------------------------------
       2001            2000                   2001                2000                 2001                2000
--------------------------------        -----------------------------------       ----------------------------------
  $    (76,497)   $    (52,736)            $   (61,377)        $   (58,881)        $   (58,978)        $   (84,121)

       306,664         402,365                (498,467)             19,473          (1,230,954)             93,427

      (526,300)       (199,086)               (613,498)         (1,735,865)           (454,992)         (3,311,019)
--------------------------------        -----------------------------------       ----------------------------------
      (296,133)        150,543              (1,173,342)         (1,775,273)         (1,744,924)         (3,301,713)

       517,402       1,115,062                 448,577           1,940,823             132,369           2,730,390

     1,625,364       1,393,133                 254,965           4,085,065            (469,542)          5,742,686

      (415,578)       (206,938)               (391,048)           (179,675)           (232,167)           (353,890)
        (1,837)           (726)                 (1,421)               (315)             (1,898)               (832)
--------------------------------        -----------------------------------       ----------------------------------

     1,725,351       2,300,531                 311,073           5,845,898            (571,238)          8,118,354
--------------------------------        -----------------------------------       ----------------------------------
     1,429,218       2,451,074                (862,269)          4,070,625          (2,316,162)          4,816,641


     5,832,618       3,381,544               5,357,120           1,286,495           5,683,155             866,514
--------------------------------        -----------------------------------       ----------------------------------
  $  7,261,836    $  5,832,618             $ 4,494,851         $ 5,357,120         $ 3,366,993         $ 5,683,155
================================        ===================================       ==================================

                 Separate Account VA-2LNY of Transamerica Life
                        Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                Statements of Changes in Net Assets (continued)

                                                   Founders International                  European Equity
                                                     Equity Subaccount                        Subaccount
                                               ------------------------------      -------------------------------
                                                   2001             2000                2001             2000
                                               ------------------------------      -------------------------------
Operations:
 Net investment income (loss)                   $  (22,295)      $  (15,666)         $  (11,604)      $  (22,217)
 Net realized capital gains (losses) on
  investments                                     (138,315)          34,481            (157,234)          73,784
 Net change in unrealized appreciation/
  depreciation of investments                     (461,795)        (298,038)           (340,019)        (186,457)
                                               ------------------------------      -------------------------------
Increase (decrease) in net assets from
 operations                                       (622,405)        (279,223)           (508,857)        (134,890)

Contract transactions:
 Net contract purchase payments                    128,398          624,625              45,133          360,247
 Transfer payments from (to) other
  subaccounts or general account                   253,549        1,304,939            (353,244)       1,116,853
 Contract terminations, withdrawals, and
  other deductions                                (138,628)         (28,441)            (50,413)         (53,640)
 Contract maintenance charges                         (537)             (90)               (218)             (61)
                                               ------------------------------      -------------------------------
Increase (decrease) in net assets from
 contract transactions                             242,782        1,901,033            (358,742)       1,423,399
                                               ------------------------------      -------------------------------
Net increase (decrease) in net assets             (379,623)       1,621,810            (867,599)       1,288,509

Net assets:
 Beginning of the period                         1,818,638          196,828           1,818,135          529,626
                                               ------------------------------      -------------------------------
 End of the period                              $1,439,015       $1,818,638          $  950,536       $1,818,135
                                               ==============================      ===============================

(1) Commencement of operations, May 1, 2000.

See accompanying notes.

         Technology Growth                 Founders Discovery                Emerging Leaders             Emerging Markets
             Subaccount                       Subaccount                      Subaccount                     Subaccount
---------------------------------     ---------------------------     ---------------------------     ------------------------
       2001              2000             2001          2000 (1)          2001          2000 (1)         2001        2000 (1)
---------------------------------     ---------------------------     ---------------------------     ------------------------
  $   (363,258)     $   (576,336)     $  (31,751)     $  (13,406)     $  (31,592)     $   (4,320)     $   (729)      $     13

    (2,648,805)          622,271        (296,197)        (56,451)         23,258          45,919       (11,512)           (27)

    (9,188,972)      (17,389,516)       (145,120)       (499,353)        245,162          55,907        18,385        (11,138)
---------------------------------     ---------------------------     ---------------------------     ------------------------

   (12,201,035)      (17,343,581)       (473,068)       (569,210)        236,828          97,506         6,144        (11,152)

       974,286        12,642,469         178,432         973,795         369,420         503,668         5,192         36,206

       855,879        21,654,294         936,000       1,869,720       2,052,110         697,622       118,217         42,896

    (1,269,548)       (1,467,847)       (169,556)        (19,899)        (34,693)        (11,395)      (11,498)             -
       (10,450)           (5,781)           (571)            (46)           (614)            (51)          (34)             -
---------------------------------     ---------------------------     ---------------------------     ------------------------

       550,167        32,823,135         944,305       2,823,570       2,386,223       1,189,844       111,877         79,102
---------------------------------     ---------------------------     ---------------------------     ------------------------
   (11,650,868)       15,479,554         471,237       2,254,360       2,623,051       1,287,350       118,021         67,950

    35,049,636        19,570,082       2,254,360               -       1,287,350               -        67,950              -
---------------------------------     ---------------------------     ---------------------------     ------------------------
  $ 23,398,768      $ 35,049,636      $2,725,597      $2,254,360      $3,910,401      $1,287,350      $185,971       $ 67,950
=================================     ===========================     ===========================     ========================

                 Separate Account VA-2LNY of Transamerica Life
                        Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                Statements of Changes in Net Assets (continued)

                                                                Japan                           Transamerica VIF
                                                             Subaccount                        Growth Subaccount
                                                  -------------------------------    --------------------------------
                                                       2001             2000 (1)           2001              2000
                                                  -------------------------------    --------------------------------
Operations:
  Net investment income (loss)                      $    (757)         $   (420)       $  (157,496)     $  (225,837)
  Net realized capital gains (losses) on
    investments                                       (15,071)            2,128            (96,530)       1,858,568
  Net change in unrealized appreciation/
    depreciation of investments                        (1,481)          (12,341)        (2,271,998)      (3,503,379)
                                                  -------------------------------    --------------------------------
Increase (decrease) in net assets from
  operations                                          (17,309)          (10,633)        (2,526,024)      (1,870,648)

Contract transactions:
  Net contract purchase payments                        1,501            27,300            154,048        1,308,952
  Transfer payments from (to) other
    subaccounts or general account                      5,879            41,566           (760,308)       1,057,246
  Contract terminations, withdrawals, and
    other deductions                                  (11,275)                -         (1,204,926)        (806,151)
  Contract maintenance charges                            (27)                -             (2,563)          (2,166)
                                                  -------------------------------    --------------------------------
Increase (decrease) in net assets from
  contract transactions                                (3,922)           68,866         (1,813,749)       1,557,881
                                                  -------------------------------    --------------------------------
Net increase (decrease) in net assets                 (21,231)           58,233         (4,339,773)        (312,767)

Net assets:
  Beginning of the period                              58,233                 -         14,156,012       14,468,779
                                                  -------------------------------    --------------------------------
  End of the period                                 $  37,002          $ 58,233        $ 9,816,239      $14,156,012
                                                  ===============================    ================================

(1) Commencement of operations, May 1, 2000.

See accompanying notes.

                 Separate Account VA-2LNY of Transamerica Life
                        Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                         Notes to Financial Statements

                               December 31, 2001

1. Organization and Summary of Significant Accounting Policies

Organization

Separate Account VA-2LNY of Transamerica Life Insurance Company of New York (the Mutual Fund Account) is a segregated investment account of Transamerica Life Insurance Company of New York (Transamerica Life), a wholly owned subsidiary of Transamerica Occidental Life Insurance Company, an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of twenty-eight investment subaccounts, including thirteen in specified portfolios of the Dreyfus Variable Investment Fund, one in the Dreyfus Stock Index Fund, one in The Dreyfus Socially Responsible Growth Fund, Inc., twelve in specified portfolios of the Dreyfus Investment Portfolios, and one in the Transamerica VIF Growth Portfolio of the Transamerica Variable Insurance Fund (each a Series Fund and collectively the Series Funds). Activity in these twenty-eight investment subaccounts is available to contract owners of the Dreyfus/Transamerica Triple Advantage.

Effective January 22, 2001, new contract owners may only invest in the Service Class Subaccounts, with the exception of the Money Market Subaccount and the Transamerica Variable Insurance Fund Growth Subaccount. The Initial Class Subaccounts, other than the Money Market Subaccount and the Transamerica Variable Insurance Fund Growth Subaccount, are only available to contract owners that purchased the contract prior to January 22, 2001.

Investments

Net purchase payments received by the Mutual Fund Account are invested in the portfolios of the Series Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2001.

                 Separate Account VA-2LNY of Transamerica Life
                        Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                   Notes to Financial Statements (continued)


1. Organization and Summary of Significant Accounting Policies (continued)

Prior to December 6, 2000, realized capital gains and losses from the sales of shares in the Series Funds were determined on the basis of specific identification. Subsequent to this date, such gains or losses are determined on the first-in, first-out basis. This change was implemented by establishing the average cost of the portfolio as of December 6, 2000, as the opening cost for purposes of the first-in, first-out basis. This change has no effect on "net realized and unrealized capital gain (loss) on investments" and "increase (decrease) in net assets from operations" as reported in the Statements of Operations.

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses on investments in the Series Fund are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

Reclassifications

Certain amounts in the 2000 Statements of Changes in Net Assets have been reclassified to conform to the 2001 financial statement presentation.

                 Separate Account VA-2LNY of Transamerica Life
                        Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                   Notes to Financial Statements (continued)


2. Investments

A summary of the mutual fund investments at December 31, 2001 follows:

                                                                    Net Asset
                                                   Number of        Value Per       Market
                                                  Shares Held         Share         Value            Cost
                                               --------------------------------------------------------------
  Dreyfus Variable Investment Fund:
    Money Market Portfolio                       37,160,861.490      $ 1.000     $37,160,861     $37,160,861
  Dreyfus Variable Investment Fund -
    Service Class:
      Special Value Portfolio:
        Initial                                     967,336.938       13.070      12,643,094      13,548,274
        Service                                      13,564.199       13.050         177,013         182,024
      Zero Coupon 2000 Portfolio:
        Initial                                               -       12.190               -             116
        Service                                               -            -               -               -
      Quality Bond Portfolio:
        Initial                                   2,189,869.357       11.370      24,898,815      25,126,470
        Service                                     264,707.898       11.350       3,004,435       3,063,177
      Small Cap Portfolio:
        Initial                                   1,663,434.329       35.130      58,436,448      76,189,440
        Service                                      12,717.477       35.030         445,493         450,869
      Appreciation Portfolio:
        Initial                                   2,225,486.017       34.980      77,847,501      72,229,418
        Service                                      68,774.238       34.900       2,400,221       2,446,493
      Growth and Income Portfolio:
        Initial                                   2,251,530.446       21.650      48,745,634      49,155,912
        Service                                      59,600.145       21.610       1,287,959       1,287,290
      International Equity Portfolio:
        Initial                                     592,584.010       10.760       6,376,204      10,170,086
        Service                                       5,227.985       10.750          56,201          63,132
      International Value Portfolio:
        Initial                                     262,663.902       11.560       3,036,395       3,745,756
        Service                                       7,922.109       11.580          91,738          94,152
      Disciplined Stock Portfolio:
        Initial                                   2,082,835.788       20.890      43,510,440      46,268,290
        Service                                      50,908.644       20.860       1,061,954       1,069,881
      Small Company Stock Portfolio:
        Initial                                     315,191.658       17.790       5,607,260       5,045,766
        Service                                       4,125.081       17.730          73,138          69,879

                 Separate Account VA-2LNY of Transamerica Life
                        Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                   Notes to Financial Statements (continued)

2. Investments (continued)

                                                                 Net Asset
                                                Number of        Value Per         Market
                                               Shares Held         Share            Value            Cost
                                               --------------------------------------------------------------
Dreyfus Variable Investment Fund -
 Service Class (continued):
   Limited Term High Income Portfolio:
     Initial                                      718,937.451         $ 7.310     $ 5,255,433     $ 7,498,295
     Service                                       46,979.476           7.310         343,420         370,335
   Balanced Portfolio:
     Initial                                    1,425,972.185          13.340      19,022,469      22,061,475
     Service                                       87,746.247          13.330       1,169,657       1,196,639
 Dreyfus Stock Index Fund:
  Initial                                       1,981,198.935          29.360      58,168,001      60,777,564
  Service                                         107,310.044          29.330       3,147,404       3,219,488
 Dreyfus Socially Responsible Growth Fund,
  Inc.:
   Initial                                        811,194.537          26.670      21,634,558      27,825,676
   Service                                         33,134.747          26.590         881,053         933,348
 Dreyfus Investment Portfolios:
  Core Bond Portfolio:
   Initial                                        487,672.393          12.670       6,178,809       6,384,838
   Service                                        387,454.252          12.660       4,905,171       5,028,796
  Core Value Portfolio:
   Initial                                        357,830.120          14.540       5,202,850       5,144,653
   Service                                        152,237.587          14.540       2,213,535       2,156,033
  MidCap Stock Portfolio:
   Initial                                        471,336.542          13.800       6,504,444       6,772,969
   Service                                         54,923.086          13.790         757,389         726,186
  Founders Growth Portfolio:
   Initial                                        339,532.608          11.770       3,996,299       6,153,725
   Service                                         42,430.454          11.750         498,558         499,113
  Founders Passport Portfolio:
   Initial                                        279,991.457          11.780       3,298,299       6,903,802
   Service                                          5,831.382          11.780          68,694          73,384
  Founders International Equity Portfolio:
   Initial                                        110,892.578          11.970       1,327,384       2,069,199
   Service                                          9,318.043          11.980         111,630         118,106
  European Equity Portfolio:
   Initial                                         83,867.413          10.690         896,543       1,361,679
   Service                                          5,013.319          10.770          53,993          60,984

                 Separate Account VA-2LNY of Transamerica Life
                        Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                   Notes to Financial Statements (continued)


2. Investments (continued)

                                                                Net Asset
                                                Number of       Value Per       Market
                                               Shares Held        Share         Value           Cost
                                               ---------------------------------------------------------
Dreyfus Investment Portfolios (continued):
Technology Growth Portfolio:
   Initial                                      2,348,906.101    $ 9.490     $22,291,119     $44,963,279
   Service                                        117,211.545      9.450       1,107,649       1,102,357
  Founders Discovery Portfolio:
   Initial                                        249,097.148      9.810       2,443,643       3,095,369
   Service                                         28,811.312      9.780         281,775         274,522
  Emerging Leaders Portfolio:
   Initial                                        170,351.749     18.530       3,156,618       2,913,345
   Service                                         40,723.155     18.510         753,786         695,990
  Emerging Markets Portfolio:
   Initial                                         16,236.960      9.480         153,926         149,704
   Service                                          3,376.732      9.490          32,045          29,020
  Japan Portfolio:
   Initial                                          4,506.877      8.090          36,461          50,121
   Service                                             66.913      8.090             541             703
 Transamerica Variable Insurance Fund:
  Transamerica VIF Growth Portfolio               555,531.348     17.670       9,816,239      12,691,492

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2001 were as follows:

                                                                                  Purchases         Sales
                                                                                -----------------------------
Dreyfus Variable Investment Fund:
  Money Market Portfolio                                                        $  27,093,482   $  17,797,979
 Dreyfus Variable Investment Fund - Service Class:
  Special Value Portfolio:
   Initial                                                                            744,845       2,084,324
   Service                                                                            183,069             944
  Zero Coupon 2000 Portfolio:
   Initial                                                                             52,665          52,781
   Service                                                                                  -               -
  Quality Bond Portfolio:
   Initial                                                                         10,027,128       7,472,575
   Service                                                                          3,598,278         532,435

                 Separate Account VA-2LNY of Transamerica Life
                        Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                   Notes to Financial Statements (continued)


2. Investments (continued)

                                                                                  Purchases         Sales
                                                                                -----------------------------
Dreyfus Variable Investment Fund - Service Class (continued):
Small Cap Portfolio:
   Initial                                                                      $   5,517,326   $   8,938,634
   Service                                                                            517,002          63,765
  Appreciation Portfolio:
   Initial                                                                          2,422,422      11,672,269
   Service                                                                          2,481,693          31,349
  Grwth and Income Portfolio:
   Initial                                                                          2,330,821       7,357,658
   Service                                                                          1,380,836          86,829
  International Equity Portfolio:
   Initial                                                                            352,547       1,425,887
   Service                                                                             66,757           2,988
  International Value Portfolio:
   Initial                                                                            272,400         785,033
   Service                                                                            146,325          49,244
  Disciplined Stock Portfolio:
   Initial                                                                          1,189,322       7,099,649
   Service                                                                          1,366,144         282,893
  Small Company Stock Portfolio:
   Initial                                                                            157,264         886,911
   Service                                                                             70,074             195
  Limited Term High Income Portfolio:
   Initial                                                                          1,447,296       1,709,587
   Service                                                                            690,723         310,434
  Balanced Portfolio:
   Initial                                                                          2,494,247       3,086,877
   Service                                                                          1,365,843         167,216
 Dreyfus Stock Index Fund:
  Initial                                                                           3,060,666       8,174,490
  Service                                                                           3,373,946         132,590
 Dreyfus Socially Responsible Growth Fund, Inc.:
  Initial                                                                           1,288,123       3,663,086
  Service                                                                             959,828          21,824
 Dreyfus Investment Portfolios:
  Core Bond Portfolio:
   Initial                                                                         12,246,657       8,192,868
   Service                                                                          5,092,604          63,336
  Core Value Portfolio:
   Initial                                                                          2,679,062         963,712
   Service                                                                          2,365,859         214,615

                 Separate Account VA-2LNY of Transamerica Life
                        Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                   Notes to Financial Statements (continued)


2. Investments (continued)

                                                                                  Purchases         Sales
                                                                                -----------------------------
Dreyfus Investment Portfolios (continued):
MidCap Stock Portfolio:
   Initial                                                                      $   2,605,785   $   1,684,473
   Service                                                                            759,886          32,073
  Founders Growth Portfolio:
   Initial                                                                            746,186         997,227
   Service                                                                            505,315           4,574
  Founders Passport Portfolio:
   Initial                                                                            473,288       1,179,326
   Service                                                                             88,962          13,139
  Founders International Equity Portfolio:
   Initial                                                                            356,662         254,513
   Service                                                                            119,617           1,280
  European Equity Portfolio:
   Initial                                                                             98,876         530,591
   Service                                                                             63,084           1,714
  Technology Growth Portfolio:
   Initial                                                                          4,273,690       5,228,441
   Service                                                                          1,294,004         152,369
  Founders Discovery Portfolio:
   Initial                                                                          1,168,442         530,622
  Service                                                                             276,102           1,134
  Emerging Leaders Portfolio:
   Initial                                                                          2,327,683         667,931
   Service                                                                            711,229          15,545
  Emerging Markets Portfolio:
   Initial                                                                            147,191          65,067
   Service                                                                             29,083              59
  Japan Portfolio:
   Initial                                                                             37,791          43,286
   Service                                                                              4,362           3,546
 Transamerica Variable Insurance Fund:
  Transamerica VIF Growth Portfolio                                                   659,701       2,481,985

                 Separate Account VA-2LNY of Transamerica Life
                        Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                   Notes to Financial Statements (continued)

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

                                                   Money           Special        Zero Coupon        Quality
                                                  Market            Value             2000             Bond
                                                Subaccount       Subaccount        Subaccount       Subaccount
                                               ----------------------------------------------------------------
Units outstanding at January 1, 2000             18,055,790        1,025,465          510,563        1,277,828
Units purchased                                  18,412,363           20,636            8,723          110,405
Units redeemed and transferred                  (15,295,473)        (171,082)        (519,286)         (82,648)
                                                ---------------------------------------------------------------
Units outstanding at December 31, 2000           21,172,680          875,019                -        1,305,585
Units purchased                                   2,921,455           13,852                -          139,251
Units redeemed and transferred                    3,456,458          (97,347)               -           97,661
                                                ---------------------------------------------------------------
Units outstanding at December 31, 2001           27,550,593          791,524                -        1,542,497
                                                ===============================================================

                                                                                  Growth and      International
                                                 Small Cap      Appreciation        Income           Equity
                                                Subaccount       Subaccount       Subaccount       Subaccount
                                              -----------------------------------------------------------------
Units outstanding at January 1, 2000                830,845        2,778,082        1,902,865          458,935
Units purchased                                      41,447          131,420          105,723           45,157
Units redeemed and transferred                      (64,571)        (371,258)        (185,524)             293
                                                ---------------------------------------------------------------
Units outstanding at December 31, 2000              807,721        2,538,244        1,823,064          504,385
Units purchased                                       7,739           54,853           42,695           11,223
Units redeemed and transferred                      (88,106)        (236,276)        (180,201)         (69,387)
                                                ---------------------------------------------------------------
Units outstanding at December 31, 2001              727,354        2,356,821        1,685,558          446,221
                                                ===============================================================

                                                                                    Small
                                               International     Disciplined        Company       Limited Term
                                                   Value            Stock            Stock         High Income
                                                Subaccount       Subaccount       Subaccount       Subaccount
                                               ----------------------------------------------------------------
Units outstanding at January 1, 2000                325,359        2,764,507          490,455        1,076,017
Units purchased                                       4,736          213,343           23,653           21,524
Units redeemed and transferred                      (39,567)        (120,376)         (52,197)        (423,653)
                                               ----------------------------------------------------------------
Units outstanding at December 31, 2000              290,528        2,857,474          461,911          673,888
Units purchased                                       6,765           50,114            6,690           45,399
Units redeemed and transferred                      (38,076)        (298,732)         (50,809)         (99,122)
                                               ----------------------------------------------------------------
Units outstanding at December 31, 2001              259,217        2,608,856          417,792          620,165
                                               ================================================================

                 Separate Account VA-2LNY of Transamerica Life
                        Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                   Notes to Financial Statements (continued)

3. Accumulation Units Outstanding (continued)

                                                                                    Dreyfus
                                                                                   Socially
                                                                   Dreyfus        Responsible
                                                 Balanced        Stock Index        Growth         Core Bond
                                                Subaccount       Subaccount       Subaccount       Subaccount
                                              -----------------------------------------------------------------
Units outstanding at January 1, 2000              1,540,795        1,484,609          590,501                -
Units purchased                                     155,927          127,500          122,840           53,021
Units redeemed and transferred                     (170,042)         (60,673)          88,211          159,791
                                              -----------------------------------------------------------------
Units outstanding at December 31, 2000            1,526,680        1,551,436          801,552          212,812
Units purchased                                      81,193           76,321           26,566          168,377
Units redeemed and transferred                      (48,328)        (129,460)         (64,040)         618,197
                                              -----------------------------------------------------------------
Units outstanding at December 31, 2001            1,559,545        1,498,297          764,078          999,386
                                              =================================================================

                                                                  MidCap         Founders         Founders
                                                Core Value        Stock           Growth          Passport
                                                Subaccount      Subaccount      Subaccount       Subaccount
                                              ---------------------------------------------------------------
Units outstanding at January 1, 2000                245,134         321,171         101,843           53,675
Units purchased                                      19,858         102,429         176,995          195,279
Units redeemed and transferred                       34,297          95,150         297,287          231,845
                                              ---------------------------------------------------------------
Units outstanding at December 31, 2000              299,289         518,750         576,125          480,799
Units purchased                                     113,298          49,464          60,356           13,167
Units redeemed and transferred                      221,103         108,893         (23,384)         (77,332)
                                              ---------------------------------------------------------------
Units outstanding at December 31, 2001              633,690         677,107         613,097          416,634
                                              ===============================================================

                                                 Founders
                                              International      European        Technology        Founders
                                                  Equity          Equity           Growth         Discovery
                                                Subaccount      Subaccount       Subaccount       Subaccount
                                              ----------------------------------------------------------------
Units outstanding at January 1, 2000                 14,166          41,298        1,272,159                -
Units purchased                                      49,552          28,569          955,554          260,567
Units redeemed and transferred                       96,979          76,818          936,281           41,043
                                              ----------------------------------------------------------------
Units outstanding at December 31, 2000              160,697         146,685        3,163,994          301,610
Units purchased                                      14,154           4,224          120,125           29,556
Units redeemed and transferred                        8,208         (42,747)         (80,430)         122,847
                                              ----------------------------------------------------------------
Units outstanding at December 31, 2001              183,059         108,162        3,203,689          454,013
                                              ================================================================

                 Separate Account VA-2LNY of Transamerica Life
                       Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                   Notes to Financial Statements (continued)

3. Accumulation Units Outstanding (continued)

                                                 Emerging         Emerging                     Transamerica
                                                 Leaders           Markets          Japan       VIF Growth
                                                Subaccount       Subaccount      Subaccount     Subaccount
                                               -------------------------------------------------------------
  Units outstanding at January 1, 2000                  -               -                -          938,179
  Units purchased                                  82,510          10,129            7,098           89,783
  Units redeemed and transferred                   22,935            (624)             472            2,613
                                               ------------------------------------------------------------
  Units outstanding at December 31, 2000          105,445           9,505            7,570        1,030,575
  Units purchased                                  30,380             817              203           12,483
  Units redeemed and transferred                  162,939          15,208           (1,008)        (163,269)
                                               ------------------------------------------------------------
  Units outstanding at December 31, 2001          298,764          25,530            6,765          879,789
                                               ============================================================

4. Financial Highlights

Effective with these 2001 annual financial statements, the Mutual Fund Account has presented the following disclosures required by the AICPA Audit and Accounting Guide for Investment Companies.

                                  At December 31, 2001                        Year Ended December 31, 2001
                      --------------------------------------------   -----------------------------------------------
                                        Unit Fair
                                          Value                        Investment                  Total Return***
                                        Lowest to          Net           Income        Expense          Lowest
Subaccount                 Units         Highest          Assets         Ratio*        Ratio**        to Highest
------------------------------------------------------------------   -----------------------------------------------
Money Market            27,550,953        $1.35        $37,160,874        3.76%          1.40%     2.53% to  2.53%
Special Value              791,524   16.16 to 16.20     12,820,068        0.73           1.40     (9.25) to (6.88)
Zero Coupon 2000                 -          -                    -        0.00           1.40             -
Quality Bond             1,542,497   18.04 to 18.10     27,903,178        6.01           1.40      3.63  to  5.21
Small Cap                  727,354   80.65 to 80.96     58,881,935        0.43           1.40     (7.42) to (6.34)
Appreciation             2,356,821   33.93 to 34.05     80,247,715        0.80           1.40    (10.57) to (10.06)
Growth & Income          1,685,558   29.59 to 29.69     50,033,604        0.49           1.40     (8.33) to (7.15)
International Equity       446,221   14.38 to 14.42      6,432,406        0.81           1.40    (31.08) to (30.17)
International Value        259,217   12.07 to 12.09      3,128,137        0.85           1.40    (14.42) to (13.62)
Disciplined Stock        2,608,856   17.05 to 17.09     44,572,394        0.39           1.40    (15.83) to (14.47)

                 Separate Account VA-2LNY of Transamerica Life
                       Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                   Notes to Financial Statements (continued)

4. Financial Highlights (continued)

                                  At December 31, 2001                       Year Ended December 31, 2001
                      -------------------------------------------  ------------------------------------------------
                                       Unit Fair
                                         Value                       Investment                    Total Return***
                                       Lowest to           Net         Income        Expense            Lowest
Subaccount               Units          Highest          Assets        Ratio*        Ratio**          to Highest
-----------------------------------------------------------------  ------------------------------------------------
Small Company Stock       417,792   $13.55 to $13.60  $ 5,680,394         0.07%        1.40%    (2.90)% to  .70%
Limited Term High
 Income                   620,165     9.02 to 9.03      5,598,506        11.13         1.40     (6.09) to (4.25)
Balanced                1,559,545    12.92 to 12.95    20,192,124         2.01         1.40    (11.08) to (10.39)
Dreyfus Stock Index     1,498,297    40.80 to 40.93    61,315,404         1.08         1.40    (15.10) to (13.40)
Dreyfus Socially
 Responsible Growth       764,078    29.37 to 29.47    22,515,611         0.06         1.40    (27.19) to (23.65)
Core Bond                 999,386        11.09         11,083,982         5.78         1.40      1.93  to  3.09
Core Value                633,690        11.70          7,416,381         0.03         1.40     (3.44) to (2.38)
MidCap Stock              677,107    10.71 to 10.73     7,261,836         0.19         1.40     (4.60) to (1.09)
Founders Growth           613,097     7.32 to 7.33      4,494,851         0.08         1.40    (23.54) to (21.14)
Founders Passport         416,634         8.08          3,366,993         0.00         1.40    (31.63) to (31.08)
Founders International
  Equity                  183,059     7.86 to 7.87      1,439,015         0.04         1.40    (30.54) to (31.43)
European Equity           108,162     8.78 to 8.85        950,536         0.54         1.40    (29.13) to (27.42)
Technology Growth       3,203,689     7.27 to 7.31     23,398,768         0.00         1.40    (41.34) to (34.06)
Founders Discovery        454,013     5.99 to 6.01      2,725,597         0.00         1.40    (19.66) to (16.86)
Emerging Leaders          298,764    13.08 to 13.09     3,910,401         0.00         1.40      7.23  to   9.99
Emerging Markets           25,530     7.28 to 7.29        185,971         0.79         1.40     (4.05) to   1.88
Japan                       6,765         5.47             37,002         0.00         1.40    (28.90) to (26.27)
Transamerica VIF
  Growth                  879,789        11.16          9,816,239         0.00         1.40    (18.77) to (18.77)

   * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.
  ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded.
 *** These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                 Separate Account VA-2LNY of Transamerica Life
                       Insurance Company of New York -
                     Dreyfus/Transamerica Triple Advantage

                   Notes to Financial Statements (continued)

5. Administrative, Mortality, and Expense Risk Charges

Mortality and expense risk charges are deducted from each subaccount on a daily basis which is equal to an effective annual rate of 1.25% of the daily net asset value of the subaccount. This amount can never increase and is paid to Transamerica Life. An administrative expense charge is also deducted by Transamerica Life from each subaccount on a daily basis which is equal, on an annual basis, to .15% of the daily net asset value of the subaccount. This amount may change, but it is guaranteed not to exceed a maximum effective annual rate of .25%.

The following charges are deducted from a contract holder's account by Transamerica Life and not directly from the Separate Account. An annual certificate fee is deducted at the end of each contract year prior to the annuity date. Currently, this charge is the lesser of $30 or 2% of the certificate value. This charge may change but is guaranteed not to exceed the lesser of $60 or 2% of the certificate value. After the annuity date this charge is referred to as the Annuity Fee and is $30.

6. Income Taxes

Operations of the Mutual Fund Account form a part of Transamerica Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Mutual Fund Account are accounted for separately from other operations of Transamerica Life for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Transamerica Life. Under existing federal income tax laws, the income of the Mutual Fund Account is not taxable to Transamerica Life, as long as earnings are credited under the variable annuity contracts.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)     Financial Statements

        All required financial statements are included in Parts A or B of this Registration Statement.

(b)     Exhibits

        (1) Resolution of the Board of Directors of First Transamerica Life Insurance Company ("Transamerica") authorizing establishment of the Variable Account. (1)

        (2)   Not Applicable.

        (3)   (a)      Master Agreement among Transamerica Occidental Life
                       InsuranceCompany, First Transamerica Life Insurance
                       Company, Transamerica Financial Resources, Inc., Dreyfus
                       Service Corporation, and Dreyfus Service Organization,
                       Inc. (4)

              (b) Principal Agency Agreement between First Transameric a Life Insurance Company and Dreyfus Service Organization, Inc. (3)

              (c) Distribution Agreement between First Transamerica life Insurance Company and Dreyfus Service Corporation. (3)

              (d) Form of Sales Agreement among Dreyfus Service Corporation, Dreyfus Service Organization, Inc. and Broker-Dealers. (4)

              (e) Amendment Dated as of August 31, 1993, to Master Agreement among Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company, Transamerica Financial Resources, Inc., Dreyfus Service Corporation and Dreyfus Service Organization, Inc. (5)

              (f) Amendment Dated as of August 31, 1993 to Principal Agency Agreement between First Transamerica Life Insurance Company and Dreyfus Service Organization, Inc. (5)

              (g) Amendment Dated as of August 31, 1993 to Distribution Agreement between First Transamerica Life Insurance Company and Dreyfus Service Corporation. (5)

              (h) Form of Sales Agreement among Transamerica Insurance Securities Sales Corporation, Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company and Broker/Dealers, dated August 24, 1994. (8)

              (i) Form of Sales Agreement between Transamerica Occidental Life Insurance Company, Transamerica Life Insurance and Annuity Company, First Transamerica Life Insurance Company and Transamerica Securities Sales Corporation.
                       (8)

        (3)   (j)      Principal Underwriting Agreement by and between AFSG
                       Securities Corporation and Transamerica Life Insurance
                       Company of New York on its own behalf of its seperate investment accounts. Note 17

        (3)   (j)(1)   Form of Amendment to Principal Underwriting by and
                       between AFSG Securities Corporation and Transamerica Life
                       Insurance Company of New York on its own behalf and on behalf of its seperate investment accounts. Note 17


        (4)   Policy Form and Endorsements. (5)

              (a) Form of Flexible Premium Multi-Funded Individual Deferred Annuity Policy. (5)

              (b)      Form of IRA Endorsement. (5)

              (c)      Form of Automatic Payout Option Endorsement. (5)

              (d)      Form of Dollar Cost Averaging Option Endorsement. (5)

              (e)      Form of Systematic Withdrawal Option Endorsement. (5)

              (f)      Form of Unisex Annuity Rates Endorsement. (5)

              (g)   Form of Fixed Account Rider. (9)

        (5)   Form of Application. (5)

        (5)   (a)      Form of Application.  Note 18


        (6)   (a)      Declaration of Intention and Charter of Transamerica. (1)

              (b)      By-Laws of Transamerica. (1)

        (7)   Not applicable.

        (8)   (a)      Participation Agreement between First Transamerica Life
                       Insurance Company and Dreyfus Variable Investment
                        Fund. (3)

              (a)(1)   Form of Fund Participation Agreement (Dreyfus)(13)

              (b) Participation Agreement between First Transamerica Life Insurance Company and Dreyfus Life and Annuity Index Fund, Inc. (3)

              (c) Participation Agreement between First Transamerica Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc. (5)

              (d) Administrative Services Agreement (Draft) between First Transamerica Life Insurance Company and Vantage Computer Systems, Inc. (3)

              (e) Form of Participation Agreement between Transamerica Life Insurance Company of New York and Dreyfus Investment Services. (9)

              (f) Form of Participation Agreement between Transamerica Variable Insurance Fund, Transamerica Securities Sales Corporation and Transamerica Life Insurance Company of New York. (9)

        (8)   (f)(1)   Form of Participation Agreement (Transamerica). (13)

        (8)   (f)(2)   Form of Addendum Participation Agreement (Transamerica).
                       (13)

        (8)   (g)      Participation Agreement among WRL Series Fund, Inc.,
                       Western Reserve Life Assurance co. of Ohio, and PFL Life
                       Insurance Company. Note 14

        (8)   (g)(1)   Amendment No. 16 to Participation Agreement among WRL
                       Series fund, Inc., PFL Life Insurance company, AUSA Life
                       Insurance Company, Inc., Peoples Benefit Life Insurance
                       Company and Transamerica Occidental Life Insurance
                       Company. Note 15

        (8)   (g)(2)   Amendment No. 17 to Participation Agreement among WRL
                       Series Fund, Inc., Transamerica Life Insurance Company,
                       AUSA Life Insurance Company, Inc., Peoples Benefit Life
                       Insurance Company and Transamerica Occidental Life
                       Insurance Company. Note 16

        (8)   (g)(3)   Form of Amendment No. 20 to Participation Agreement among
                       AEGON/Transamerica Series Fund, Inc., Transamerica Life
                       Insurance Company, AUSA Life Insurance Company, Inc.,
                       Peoples Benefit Life Insurance Company, Transamerica
                       Occidental Life Insurance Company and Transamerica Life
                       Insurance and Annuity Company. Note 17


        (9)   (a)      Opinion and Consent of Counsel. (7)

        (10)  (a)      Consent of Counsel. (9)

              (b)      Consent of Independent Auditors. (17)


        (11)  No financial statements are omitted from item 23.

        (12)  Not applicable.

        (13)  Performance Data Calculations. (5)

        (14)  Not applicable.

        (15)  Powers of Attorney.

        Alan T. Cunningham (9)               Marc C. Abrahms (9)
        Daniel E. Jund (9)                   Thomas O'Neill (12)
        James T. Byrne, Jr. (9)              Robert Rubinstein (12)
        John A. Fibiger (9)                  James B. Roszak (9)
        Nooruddin S. Veerjee (9)             Alexander Smith, Jr. (12)
        Robert F. Colby (13)                 Tom A. Schlossberg (13)
                                             Colette F. Vargas (13)

(1) Filed with initial filing of the Form N-4 Registration Statement, File No. 33-55152 (December 1, 1992).

(2) Filed with Pre-Effective Amendment No.1 to the Form N-4 Registration Statement, File No. 33-55152 (February 10, 1993).

(3) Incorporated by reference to the like-numbered exhibit to Post-Effective Amendment No.1 to the Form N-4 Registration Statement of Transamerica Occidental Life Insurance Company's Separate Account VA-2L, File No. 33-49998 (April 30, 1993).

(4) Filed with Post-Effective Amendment No. 1 to the Form N-4 Registration Statement, File No. 33-55152 (June 8, 1993).

(5) Filed with Post-Effective Amendment No. 2 to the Form N-4 Registration Statement, File No. 33-55152 (April 29, 1994).

(6) Filed with Post-Effective Amendment No. 3 to the Form N-4 Registration Statement File No. 33-55152 (April 29, 1995).

(7) Filed with Post-Effective Amendment No. 5 to the Form N-4 Registration Statement File No. 33-55152 (April 26, 1996).

(8) Filed with Post-Effective Amendment No. 6 to the Form N-4 Registration Statement File No. 33-55152 (April 28, 1997)

(9) Filed with Post-Effective Amendment No. 7 to the Form N-4 Registration Statement File No. 33-55152 (April 28, 1998).

(10) Filed with Post-Effective Amendment No. 8 to the Form N-4 Registration Statement File No. 33-55152 (February 26, 1999).

(11) Filed with Post-Effective Amendment No. 10 to the Form N-4 Registration Statement File No. 33-55152 (September 24, 1999).

(12) Filed with Post-Effective Amendment No. 11 to the Form N-4 Registration Statement File No. 33-55152 (April 28, 2000)

(13) Filed with Post-Effective Amendment No. 14 to the Form N-4 Registration Statement File No. 33-55152 (April 27, 2001)


(14) Incorporated herein by reference to Post-Effective Amendment No. 1 to form N-4 Registration Statement (File No. 333-7509) on April 29, 1998.

(15) Incorporated herein by reference to Initial Filing to form N-4 Registration Statement (File No. 333-62738) on June 11, 2001.

(16) Incorporated herein by reference to Post-Effective Amendment No. 25 to Form N-4 Registration Statement (file No. 33-33085) on April 27, 2001.

(17)    File herewith.

(18)    To be filed by Amendment.


Item 25.  Directors and Officers of the Depositor

        Name and Principal
        Business Address           Position and Offices with Depositor
        --------------------------------------------------------------
        Tom A. Schlossberg                 Director, Chairman, CEO and President
        James W. Dederer                   General Counsel

        Robert Rubinstein                  Director, Senior Vice President,
                                           Chief Actuary and Chief Operating
                                           Officer and Secretary
        Alexander Smith, Jr.               Director, Vice President,
                                           Administration and Controller
        William M. Hurst                   Assistant Secretary
        Brenda K. Clancy                   Treasurer
        Marc C. Abrahms                    Director
        James T. Byrne, Jr.                Director
        Robert F. Colby                    Director
        Colette F. Vargas                  Director



        The Depositor, Transamerica Life Insurance Company of New York (Transamerica), is wholly owned by Transamerica Occidental Life Insurance Company. The Registrant is a segregated asset account of Transamerica.

Item 26. Persons Controlled by or under Common Control With the Depositor or Registrant.

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
AEGON USA, Inc.                       Iowa                   AEGON U.S. Holding Corporation,      Holding company
                                                             AEGON U.S. Corporation

RCC North America, L.L.C.             Delaware               100% AEGON USA, Inc.                 Real estate

Transamerica Holding Company, L.L.C.  Delaware               100% AEGON USA, Inc.                 Holding Company

AEGON Funding Corp.                   Delaware               100% Transamerica Holding Company,   Issue debt
                                                             L.L.C.                               securities-net proceeds
                                                                                                  used to make loans to
                                                                                                  affiliates

First AUSA Life Insurance Company     Maryland               100% Transamerica Holding Company,   Insurance holding
                                                             L.L.C.                               company

AUSA Life Insurance Company, Inc.     New York               100% First AUSA Life Insurance       Insurance
                                                             Company

Life Investors Insurance Company of   Iowa                   100% First AUSA Life Ins. Co.        Insurance
 America

Apple Partners of Iowa, L.L.C.        Iowa                   100% LICCA                           Apple production,
                                                                                                  packing, storage and
                                                                                                  sales

Life Investors Alliance, LLC          Delaware               100% LIICA                           Purchase, own, and hold
                                                                                                  the equity interest of
                                                                                                  other entities

Transamerica Life Insurance Company   Iowa                   100% First AUSA Life Ins. Co.        Insurance

AEGON Financial Services Group, Inc.  Minnesota              100% Transamerica Life Insurance     Marketing
                                                             Co.

AEGON Assignment Corporation of       Kentucky               100% AEGON Financial Services        Administrator of
 Kentucky                                                    Group, Inc.                          structured settlements

AEGON Assignment Corporation          Illinois               100% AEGON Financial Services        Administrator of
                                                             Group, Inc.                          structured settlements

Transamerica Financial                Minnesota              100% AEGON Financial Services        Life insurance and
 Institutions, Inc.                                          Group, Inc.                          underwriting services

Southwest Equity Life Ins. Co.        Arizona                100% of Common Voting Stock First    Insurance
                                                             AUSA Life Ins. Co.

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
Iowa Fidelity Life Insurance Co.      Arizona                100% of Common Voting Stock First    Insurance
                                                             AUSA Life Ins. Co.

Western Reserve Life Assurance Co.    Ohio                   100% First AUSA Life Ins. Co.        Insurance
 of Ohio

WRL Insurance Agency, Inc.            California             100% Western Reserve Life            Insurance Agency
                                                             Assurance Co. of Ohio

WRL Insurance Agency of Alabama,      Alabama                100% WRL Insurance Agency, Inc.      Insurance Agency
 Inc.

WRL Insurance Agency of               Massachusetts          100% WRL Insurance Agency, Inc.      Insurance Agency
 Massachusetts, Inc.

WRL Insurance Agency of Nevada, Inc.  Nevada                 100% WRL Insurance Agency, Inc.      Insurance Agency

WRL Insurance Agency of Texas, Inc.   Texas                  Record shareholder Daniel DeMarco    Insurance Agency

WRL Insurance Agency of Wyoming       Wyoming                100% WRL Insurance Agency, Inc.      Insurance Agency

AEGON/Transamerica Series Fund, Inc.  Maryland               Various                              Mutual fund

AEGON/Transamerica Fund Services,     Florida                100% Western Reserve Life            Provides administration
 Inc.                                                        Assurance Co. of Ohio                for affiliated mutual
                                                                                                  fund

AEGON/Transamerica Fund Advisors,     Florida                100% Western Reserve Life            Registered investment
 Inc.                                                        Assurance Co. of Ohio                advisor

World Financial Group Insurance       California             100% Western Reserve Life            Insurance agency
 Agency, Inc.                                                Assurance Co. of Ohio

World Financial Group Insurance       Alabama                100% World Financial Group           Insurance Agency
 Agency of Alabama, Inc.                                     Insurance Agency, Inc.

World Financial Group Insurance       Ohio                   100% World Financial Group           Insurance agency
 Agency of Ohio, Inc.                                        Insurance Agency, Inc.

World Financial Group Insurance       Massachusetts          100% World Financial Group           Insurance Agency
 Agency of Massachusetts, Inc.                               Insurance Agency, Inc.

WFG Insurance Agency of Texas, Inc.   Texas                  Record Shareholder Jack Linder       Insurance Agency

World Financial Group Insurance       Hawaii                 100% World Financial Group           Insurance Agency
 Agency of Hawaii, Inc.                                      Insurance Agency, Inc.

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
World Financial Group Insurance       Nevada                 100% World Financial Group           Insurance Agency
 Agency of Nevada, Inc.                                      Insurance Agency, Inc.

World Financial Group Insurance       New Mexico             100% World Financial Group           Insurance Agency
 Agency of New Mexico, Inc.                                  Insurance Agency, Inc.

World Financial Group Insurance       Wyoming                100% World Financial Group           Insurance Agency
 Agency of Wyoming                                           Insurance Agency, Inc.

AEGON Equity Group, Inc.              Florida                100% Western Reserve Life            Insurance Agency
                                                             Assurance Co. of Ohio

Monumental General Casualty Co.       Maryland               100% First AUSA Life Ins. Co.        Insurance

United Financial Services, Inc.       Maryland               100% First AUSA Life Ins. Co.        General agency

Bankers Financial Life Ins. Co.       Arizona                100% First AUSA Life Ins. Co.        Insurance

The Whitestone Corporation            Maryland               100% First AUSA Life Ins. Co.        Insurance agency

Cadet Holding Corp.                   Iowa                   100% First AUSA Life Insurance       Holding company
                                                             Company

Monumental General Life Insurance     Puerto Rico            51% First AUSA Life Insurance        Insurance
 Company of Puerto Rico                                      Company
                                                             49% Baldrich & Associates of
                                                             Puerto Rico

AUSA Holding Company                  Maryland               100% Transamerica Holding Company    Holding company

Monumental General Insurance Group,   Maryland               100% AUSA Holding Co.                Holding company
 Inc.

Trip Mate Insurance Agency, Inc.      Kansas                 100% Monumental General Insurance    Sale/admin. of travel
                                                             Group, Inc.                          insurance

Monumental General Administrators,    Maryland               100% Monumental General Insurance    Provides management
 Inc.                                                        Group, Inc.                          srvcs. to unaffiliated
                                                                                                  third party
                                                                                                  administrator

National Association Management And   Maryland               100% Monumental General              Provides actuarial
 Consultant Services, Inc.                                   Administrators, Inc.                 consulting services

Monumental General Mass Marketing,    Maryland               100% Monumental General Insurance    Marketing arm for sale
 Inc.                                                        Group, Inc.                          of mass marketed
                                                                                                  insurance coverages

Transamerica Capital, Inc.            California             100% AUSA Holding Co.                Broker/Dealer

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
Universal Benefits Corporation        Iowa                   100% AUSA Holding Co.                Third party
                                                                                                  administrator

Investors Warranty of America, Inc.   Iowa                   100% AUSA Holding Co.                Provider of automobile
                                                                                                  extended maintenance
                                                                                                  contracts

Massachusetts Fidelity Trust Co.      Iowa                   100% AUSA Holding Co.                Trust company

Money Services, Inc.                  Delaware               100% AUSA Holding Co.                Provides financial
                                                                                                  counseling for
                                                                                                  employees and agents of
                                                                                                  affiliated companies

ADB Corporation, L.L.C.               Delaware               100% Money Services, Inc.            Special purpose limited
                                                                                                  Liability company

ORBA Insurance Services, Inc.         California             26.91% Money Services, Inc.          Insurance agency

Great Companies L.L.C.                Iowa                   30% Money Services, Inc.             Markets & sells mutual
                                                                                                  funds & individually
                                                                                                  managed accounts

AEGON USA Travel and Conference       Iowa                   100% Money Services                  Travel and Conference
 Services, L.L.C.                                                                                 Services

Roundit, Inc.                         Maryland               50% AUSA Holding Co.                 Financial services

Zahorik Company, Inc.                 California             100% AUSA Holding Co.                Broker-Dealer

ZCI, Inc.                             Alabama                100% Zahorik Company, Inc.           Insurance agency

Zahorik Texas, Inc.                   Texas                  100% Zahorik Company, Inc.           Insurance agency

Long, Miller & Associates, L.L.C.     California             33-1/3% AUSA Holding Co.             Insurance agency

AEGON Asset Management Services,      Delaware               100% AUSA Holding Co.                Registered investment
 Inc.                                                                                             advisor

World Group Securities, Inc.          Delaware               100% AEGON Asset Management          Broker-Dealer
                                                             Services, Inc.

World Financial Group, Inc.           Delaware               100% AEGON Asset Management          Marketing
                                                             Services, Inc.

Intersecurities, Inc.                 Delaware               100% AUSA Holding Co.                Broker-Dealer

Associated Mariner Financial Group,   Michigan               100% Intersecurities, Inc.           Holding co./management
 Inc.                                                                                             services

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
Associated Mariner Ins. Agency of     Massachusetts          100% Associated Mariner Agency,      Insurance agency
 Massachusetts, Inc.                                         Inc.

Associated Mariner Agency Ohio, Inc.  Ohio                   100% Associated Mariner Agency,      Insurance agency
                                                             Inc.

Associated Mariner Agency Texas,      Texas                  100% Associated Mariner Agency,      Insurance agency
 Inc.                                                        Inc.

PIA General Partner, Inc.             Delaware               100% AUSA Holding Company            General Partner to PIA
                                                                                                  2001-A, L.P.

PIA 2001-A, L.P.                      Delaware               PIA General, Inc. is the General     Private placement
                                                             Partner                              investment limited
                                                                                                  partnership

Idex Investor Services, Inc.          Florida                100% AUSA Holding Co.                Shareholder services

Idex Management, Inc.                 Delaware               100% AUSA Holding Co.                Investment advisor

IDEX Mutual Funds                     Massachusetts          Various                              Mutual fund

Diversified Investment Advisors,      Delaware               100% AUSA Holding Co.                Registered investment
 Inc.                                                                                             advisor

Diversified Investors Securities      Delaware               100% Diversified Investment          Broker-Dealer
 Corp.                                                       Advisors, Inc.

George Beram & Company, Inc.          Massachusetts          100% Diversified Investment          Employee benefit and
                                                             Advisors, Inc.                       actuarial consulting

Creditor Resources, Inc.              Michigan               100% AUSA Holding Co.                Credit insurance

CRC Creditor Resources Canadian       Canada                 100% Creditor Resources, Inc.        Insurance agency
 Dealer Network Inc.

Premier Solutions Group, Inc.         Maryland               100% Creditor Resources, Inc.        Insurance agency

AEGON USA Investment Management,      Iowa                   100% Transamerica Holding Company,   Investment advisor
 LLC.                                                        L.L.C.

AEGON USA Realty Advisors, Inc.       Iowa                   100% AUSA Holding Co.                Provides real estate
                                                                                                  administrative and real
                                                                                                  estate investment
                                                                                                  services

AEGON USA Real Estate Services, Inc.  Delaware               100% AEGON  USA Realty Advisors,     Real estate and
                                                             Inc.                                 mortgage holding company

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
QSC Holding, Inc.                     Delaware               100% AEGON USA Realty Advisors,      Real estate and
                                                             Inc.                                 financial software
                                                                                                  production and sales

Realty Information Systems, Inc.      Iowa                   100% AEGON USA Realty Advisors, Inc  Information Systems for
                                                                                                  real estate investment
                                                                                                  management

USP Real Estate Investment Trust      Iowa                   12.89% First AUSA Life Ins. Co.      Real estate investment
                                                             13.11% PFL Life Ins. Co.             trust
                                                             4.86% Bankers United Life
                                                             Assurance Co.

RCC Properties Limited Partnership    Iowa                   AEGON USA Realty Advisors, Inc. is   Limited Partnership
                                                             General Partner and 5% owner

Commonwealth General Corporation      Delaware               100% AEGON U.S. Corporation          Holding company
 ("CGC")

AFSG  Securities Corporation          Pennsylvania           100% CGC                             Broker-Dealer

Benefit Plans, Inc.                   Delaware               100% CGC                             TPA for Peoples
                                                                                                  Security Life Insurance
                                                                                                  Company

AEGON Alliances, Inc.                 Virginia               100% Benefit Plans, Inc.             General agent

Capital 200 Block Corporation         Delaware               100% CGC                             Real estate holdings

AEGON Structured Settlements, Inc.    Kentucky               100% CGC                             Administrator of
                                                                                                  structured settlements

AEGON Institutional Markets, Inc.     Delaware               100% CGC                             Provider of investment,
                                                                                                  marketing and admin.
                                                                                                  Services to ins. cos.

Ampac Insurance Agency, Inc.          Pennsylvania           100% CGC                             Provider of management
(EIN 23-1720755)                                                                                  support services

Compass Rose Development Corporation  Pennsylvania           100% Ampac Insurance Agency, Inc.    Special-purpose
                                                                                                  subsidiary

Financial Planning Services, Inc.     Dist. Columbia         100% Ampac Insurance Agency, Inc.    Special-purpose
                                                                                                  subsidiary

Frazer Association Consultants, Inc.  Illinois               100% Ampac Insurance Agency, Inc.    TPA license-holder

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
National Home Life Corporation        Pennsylvania           100% Ampac Insurance Agency, Inc.    Special-purpose
                                                                                                  subsidiary

Valley Forge Associates, Inc.         Pennsylvania           100% Ampac Insurance Agency, Inc.    Furniture & equipment
                                                                                                  lessor

Veterans Benefits Plans, Inc.         Pennsylvania           100% Ampac Insurance Agency, Inc.    Administrator of group
                                                                                                  insurance programs

Veterans Insurance Services, Inc.     Delaware               100% Ampac Insurance Agency, Inc.    Special-purpose
                                                                                                  subsidiary

Academy Insurance Group, Inc.         Delaware               100% CGC                             Holding company

Academy Life Insurance Co.            Missouri               100% Academy Insurance Group, Inc.   Insurance company

Pension Life Insurance Company of     New Jersey             100% Academy Life Insurance Company  Insurance company
 America

FED Financial, Inc.                   Delaware               100% Academy Insurance Group, Inc.   Special-purpose
                                                                                                  subsidiary

Ammest Massachusetts Insurance        Massachusetts          100% Academy Insurance Group, Inc.   Special-purpose
 Agency, Inc.                                                                                     subsidiary

Ammest Realty, Inc.                   Pennsylvania           100% Academy Insurance Group, Inc.   Special-purpose
                                                                                                  subsidiary

Ampac,  Inc.                          Texas                  100% Academy Insurance Group, Inc.   Managing general agent

Ampac Insurance Agency, Inc.          Pennsylvania           100% Academy Insurance Group, Inc.   Special-purpose
(EIN 23-2364438)                                                                                  subsidiary

Force Financial Group, Inc.           Delaware               100% Academy Insurance Group, Inc.   Special-purpose
                                                                                                  subsidiary

Force Financial Services, Inc.        Massachusetts          100% Force Fin. Group, Inc.          Special-purpose
                                                                                                  subsidiary

Military Associates, Inc.             Pennsylvania           100% Academy Insurance Group, Inc.   Special-purpose
                                                                                                  subsidiary

NCOAA Management Company              Texas                  100% Academy Insurance Group, Inc.   Special-purpose
                                                                                                  subsidiary

NCOA Motor Club, Inc.                 Georgia                100% Academy Insurance Group, Inc.   Automobile club

Unicom Administrative Services, Inc.  Pennsylvania           100% Academy Insurance Group, Inc.   Provider of admin.
                                                                                                  services

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
Unicom Administrative Services, GmbH  Germany                100%Unicom Administrative            Provider of admin.
                                                             Services, Inc.                       services

Capital General Development           Delaware               100% CGC                             Holding company
 Corporation

Monumental Life Insurance Company     Maryland               73.23% Capital General Development   Insurance company
                                                             Company
                                                             26.77% First AUSA Life Insurance
                                                             Company

Exchange Management Services, Inc.    Missouri               100% Monumental Life Insurance       Management company
                                                             Company

AEGON Direct Marketing Services,      Maryland               100% Monumental Life Insurance       Marketing company
 Inc.                                                        Company

Peoples Benefit Life Insurance        Iowa                   3.7% CGC                             Insurance company
 Company                                                     20.0% Capital Liberty, L.P.
                                                             76.3% Monumental Life Insurance
                                                             Company

Veterans Life Insurance Co.           Illinois               100% Transamerica Holding Company,   Insurance company
                                                             L.L.C.

Peoples Benefit Services, Inc.        Pennsylvania           100% Veterans Life Ins. Co.          Special-purpose
                                                                                                  subsidiary

Coverna Direct Insurance Insurance    Maryland               100% Peoples Benefit Life            Insurance agency
 Agency, Inc.                                                Insurance Company

Ammest Realty Corporation             Texas                  100% Monumental Life Insurance       Special purpose
                                                             Company                              subsidiary

JMH Operating Company, Inc.           Mississippi            100% Peoples Benefit Life            Real estate holdings
                                                             Insurance Company

Capital Liberty, L.P.                 Delaware               99.0% Monumental Life Insurance      Holding Company
                                                             Company
                                                             1.0% CGC

Consumer Membership Services, Inc.    Delaware               100% Commonwealth General            Credit Card Protection
                                                             Corporation

Global Premier Reinsurance Company,   British Virgin         100% Commonwealth General            Insurance and
 LTD.                                 Islands                Corporation                          Reinsurance company

Health Benefits Services, Inc.        Delaware               100% Commonwealth General            Health discount plan
                                                             Corporation

Quest Membership Services, Inc.       Delaware               100% Commonwealth General            Travel discount plan
                                                             Corporation

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
Stonebridge Group, Inc.               Delaware               100% Commonwealth General            General purpose
                                                             Corporation                          corporation

J.C. Penney Life Insurance            Vermont                100% Commonwealth General            Insurance
 Corporation                                                 Corporation

Stonebridge Insurance Company         Wisconsin              100% J.C. Penney Life Insurance      Insurance
                                                             Company

Insurance Consultants, Inc.           Nebraska               100% Commonwealth General            Brokerage
                                                             Corporation

ICON Partners Limited                 United Kingdom         100% Insurance Consultants, Inc.     Marketing company

J.C. Penney Casualty Insurance        Ohio                   100% Commonwealth General            Insurance
 Company                                                     Corporation

AEGON N.V.                            Netherlands            51.27% of Vereniging                 Holding Company
                                                             AEGON Netherlands
                                                             Membership Association

Groninger Financieringen B.V.         Netherlands            Held through AEGON Nevak Holding     Holding Company
                                                             B.V.

AEGON Nederland N.V.                  Netherlands            100% AEGON N.V.                      Holding Company

AEGON Nevak Holding B.V.              Netherlands            100% AEGON N.V.                      Holding Company

AEGON Derivatives                     Netherlands            100% AEGON N.V.                      Holding Company

AEGON International N.V.              Netherlands            100% AEGON N.V.                      Holding Company

AEGON Trust Advisory Board Members:   Delaware               100% AEGON International N.V.        Manage assets of AEGON
K.J.Storm                                                                                         U.S. Holding Corporation
Donald J. Shepard
Joseph Streppel
Dennis Hersch

AEGON U.S. Holding Corporation        Delaware               100% AEGON Trust                     Holding company

AEGON DMS Holding B.V.                Netherlands            100% AEGON International N.V.        Holding company

JCPenney Financial & Marketing        Korea                  100% AEGON DMS Holding B.V.          Marketing
 Services Group LTD

JCPenney Direct Marketing Services    Japan                  100% AEGON DMS Holding B.V.          Marketing
 Japan K.K.

Canadian Premier Holdings LTD         Canada                 100% AEGON DMS Holding B.V.          Holding company

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
Canadian Premier Life Insurance       Canada                 100% Canadian Premier Holdings LTD   Holding company
 Company

Legacy General Insurance Company      Canada                 100% Canadian Premier Life           Insurance
                                                             Insurance Company

Cornerstone International Holdings    United Kingdom         100% AEGON DMS Holding B.V.          Holding company
 LTD

Cornerstone International Marketing   United Kingdom         100% Cornerstone International       Marketing company
 LTD                                                         Holdings, LTD

Stonebridge International Insurance   United Kingdom         100% Cornerstone International       Insurance company
 LTD                                                         Marketing, LTD

JCPenney Direct Asia Pacific Pty LTD  Australia              100% AEGON DMS Holding B.V.          Holding company

JCPenney Direct Service Asia          Australia              100% JCPenney Direct Asia Pacific    Operations company
 Pacific Pty LTD                                             Pty LTD

JCPenney Insurance Marketing Asia     Australia              100% JcPenney Direct Asia Pacific    Marketing company
 Pacific Pty LTD                                             Pty LTD

Short Hills Management Company        New Jersey             100% AEGON U.S. Holding Corporation  Insurance Agent

COPRA Reinsurance Company             New York               100% AEGON U.S.                      Reinsurance
                                                             Holding Corporation

AEGON Management Company              Indiana                100% AEGON U.S.                      Insurance holding
                                                             Holding Corporation                  company

AEGON U.S. Corporation                Iowa                   100% AEGON U.S. Holding Corporation  Holding company

Transamerica Corporation ("TAC")      Delaware               100% AEGON NV                        Major interest in
                                                                                                  insurance and finance

AEGON Funding Corp. II                Delaware               100% TAC                             Commercial paper
                                                                                                  insurance

Transamerica Pacific Insurance        Hawaii                 100% TAC                             Life insurance
 Company, Ltd.

TREIC Enterprises, Inc.               Delaware               100% TFC                             Investments

Terrapoint, LLC                       Delaware               50% TREIC Enterprises, Inc.          Data Processing

ARC Reinsurance Corporation           Hawaii                 100% Transamerica Corp.              Property & Casualty
                                                                                                  Insurance

Inter-America Corporation             California             100% Transamerica Corp.              Insurance Broker

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
Pyramid Insurance Company, Ltd.       Hawaii                 100% Transamerica Corp.              Property & Casualty
                                                                                                  Insurance

Transamerica Business Tech Corp.      Delaware               100% Transamerica Corp.              Telecommunications and
                                                                                                  data processing

Transamerica CBO I, Inc.              Delaware               100% Transamerica Corp.              Owns and manages a pool
                                                                                                  of high-yield bonds

Transamerica Corporation (Oregon)     Oregon                 100% Transamerica Corp.              Name holding only -
                                                                                                  Inactive

Transamerica Finance Corp.            Delaware               100% Transamerica Corp.              Commercial & Consumer
                                                                                                  Lending & equipment
                                                                                                  leasing

Transamerica Public Finance, LLC      Delaware               70% TCFCI, 30% TFC                   Finance

TFC Properties, Inc.                  Delaware               100% Transamerica Finance Corp.      Holding Company

Transamerica Retirement               Delaware               100% TFC Properties, Inc.            Own property
 Communities, S.F., Inc.

Transamerica Retirement               Delaware               100% TFC Properties, Inc.            Own property
 Communities, S.J., Inc.

TA Leasing Holding Co., Inc.          Delaware               100% Transamerica Finance Corp.      Holding company

Trans Ocean Ltd.                      Delaware               100% TA Leasing Holding Co. Inc.     Holding company

Trans Ocean Container Corp. ("TOCC")  Delaware               100% Trans Ocean Ltd.                Intermodal leasing

SpaceWise Inc.                        Delaware               100% TOCC                            Intermodal leasing

Trans Ocean Container Finance Corp.   Delaware               100% TOL                             Intermodal leasing

Trans Ocean Leasing Deutschland GmbH  Germany                100% TOCC                            Intermodal leasing

Trans Ocean Leasing PTY Ltd.          Austria                100% TOCC                            Intermodal leasing

Trans Ocean Management S.A.           Switzerland            100% TOCC                            Intermodal leasing

Trans Ocean Regional Corporate        California             100% TOCC                            Holding company
 Holdings

Trans Ocean Tank Services Corp.       Delaware               100% TOCC                            Intermodal leasing

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
Transamerica Leasing Inc.             Delaware               100% TA Leasing Holding Co.          Leases & Services
                                                                                                  intermodal equipment

Transamerica Leasing Holdings Inc.    Delaware               100% Transamerica Leasing Inc.       Holding company
 ("TLHI")

Greybox Logistics Services Inc.       Delaware               100% TLHI                            Intermodal leasing

Greybox L.L.C. ("G")                  Delaware               100% TLHI                            Intermodal freight
                                                                                                  container interchange
                                                                                                  facilitation service

Transamerica Trailer Leasing S.N.C.   France                 100% Greybox L.L.C.                  Leasing

Greybox Services Limited              U.K.                   100% TLHI                            Intermodal leasing

Intermodal Equipment, Inc.            Delaware               100% TLHI                            Intermodal leasing

Transamerica Leasing N.V.             Belg.                  100% Intermodal Equipment Inc.       Leasing

Transamerica Leasing SRL              Italy                  100% Intermodal Equipment Inc.       Leasing

Transamerica Distribution Services,   Delaware               100% TLHI                            Dormant
 Inc.

Transamerica Leasing Coordination     Belg.                  100% TLHI                            Leasing
 Center

Transamerica Leasing do Brasil Ltda.  Braz.                  100% TLHI                            Container Leasing

Transamerica Leasing GmbH             Germany                100% TLHI                            Leasing

Transamerica Trailer Leasing Sp.      Poland                 100% TLHI                            Leasing
 z.o.o

Transamerica Leasing Limited          U.K.                   100% TLHI                            Leasing

ICS Terminals (UK) Limited            U.K.                   100% Transamerica Leasing Limited    Leasing

Transamerica Leasing Pty. Ltd.        Australia              100% TLHI                            Leasing

Transamerica Leasing (Canada) Inc.    Canada                 100% TLHI                            Leasing

Transamerica Leasing (HK) Ltd.        H.K.                   100% TLHI                            Leasing

Transamerica Leasing (Proprietary)    S. Africa              100% TLHI                            In Liquidation -
 Limited                                                                                          Intermodal leasing

Transamerica Trailer Holdings I Inc.  Delaware               100% TLHI                            Holding company

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
Transamerica Trailer Holdings II      Delaware               100% TLHI                            Holding company
 Inc.

Transamerica Trailer Holdings III     Delaware               100% TLHI                            Holding company
 Inc.

Transamerica Trailer Leasing AB       Swed.                  100% TLHI                            Leasing

Transamerica Trailer Leasing AG       Switzerland            100% TLHI                            Leasing

Transamerica Trailer Leasing A/S +    Denmark                100% TLHI                            Leasing
 C66

Transamerica Trailer Leasing GmbH     Germany                100% TLHI                            Leasing

Transamerica Trailer Leasing          Belgium                100% TLHI                            Leasing
 (Belgium) N.V.

Transamerica Trailer Leasing          Netherlands            100% TLHI                            Leasing
 (Netherlands) B.V.

Transamerica Alquiler de Trailer      Spain                  100% TLHI                            Leasing
 Spain S.L.

Transamerica Transport Inc.           New Jersey             100% TLHI                            Dormant

Transamerica Commercial Finance       Delaware               100% Transamerica Finance Corp.      Holding company
 Corporation, I ("TCFCI")

Transamerica Equipment Financial      Delaware               100% TCFCI                           Investment in Various
 Services Corporation                                                                             equipment leases and
                                                                                                  loans

BWAC Credit Corporation               Delaware               100% TCFCI                           Inactive

BWAC International Corporation        Delaware               100% TCFCI                           Retail Appliance and
                                                                                                  furniture stores

BWAC Twelve, Inc.                     Delaware               100% TCFCI                           Holding company

TIFCO Lending Corporation             Illinois               100% BWAC Twelve, Inc.               General financing

Transamerica Insurance Finance        Maryland               100% BWAC Twelve, Inc.               Insurance premium
 Corporation ("TIFC")                                                                             financing

Transamerica Insurance Finance        California             100% TIFC                            Insurance premium
 Corporation, California

Transamerica Insurance Finance        Maryland               100% TIFC                            Insurance premium
 Company (Europe)

Transamerica Insurance Finance        Ontario                100% TIFC                            Insurance premium
 Corporation, Canada                                                                              financing

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
T Holdings, Inc.                      DE                     100% TCFCI                           Holding Company

M Credit, Inc.                        Delaware               100% TCFCI                           Commercial lending

Transamerica Mezzanine Financing,     Delaware               100% T Holdings, Inc.                Holding company
 Inc.

Bay Capital Corporation               Delaware               100% M Credit, Inc.                  Special purpose
                                                                                                  corporation

Coast Funding Corporation             Delaware               100% M Credit, Inc.                  Special purpose
                                                                                                  corporation

Transamerica Small Business           Delaware               100% M Credit, Inc.                  Holding company
 Capital, Inc. ("TSBC")

Emergent Business Capital Holdings,   Delaware               100% TSBC                            Dormant
 Inc.

Gulf Capital Corporation              Delaware               100% M Credit, Inc.                  Special purpose
                                                                                                  corporation

Direct Capital Equity Investment,     Delaware               100% M Credit, Inc.                  Small business loans
 Inc.

TA Air East, Corp.                    Delaware               100% TEFSC                           Special purpose
                                                                                                  corporation

TA Air I, Corp.                       Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Air II, Corp.                      Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Air III, Corp.                     Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Air IV, Corp.                      Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Air V, Corp.                       Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Air VI, Corp.                      Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Air VII, Corp.                     Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Air VIII, Corp.                    Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
TA Air IX, Corp.                      Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Air X, Corp.                       Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Air XI, Corp.                      Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Air XII, Corp.                     Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Air XIII, Corp.                    Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Air XIV, Corp.                     Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Air XV, Corp.                      Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Air XVI, Corp.                     Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Air XVII, Corp.                    Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Air XVIII, Corp.                   Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Air XIX, Corp.                     Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

Transamerica Aviation 803 Corp.       Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

Transamerica Aviation 400 Corp.       Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

Transamerica Aviation 429/448 Corp.   Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

Transamerica Aviation 630 Corp.       Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Steel I, LLC                       Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

Transamerica Aviation 24245/24246     Delaware               100% TEFS                            Special purpose
 Corp.                                                                                            corporation

TA Heli I, Inc.                       Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
TA Marine I, Inc.                     Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Marine II, Inc.                    Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Marine IV, Inc.                    Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Marine VI, Inc.                    Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Marine V, Inc.                     Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Marine III, Corp.                  Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TA Public Finance Air I, Corp.        Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

TBC I, Inc.                           Delaware               100% T Holdings, Inc.                Special purpose
                                                                                                  corporation

Facta, LLP                            Delaware               100% TBC I, Inc.                     Commercial finance

TBC III, Inc.                         Delaware               100% T Holdings, Inc.                Special purpose
                                                                                                  corporation

Transcap Trade Finance                Delaware               100% TBC III, Inc.                   Commercial finance

TBC IV, Inc.                          Delaware               100% T Holdings, Inc.                Special purpose
                                                                                                  corporation

Transamerica Commercial Real Estate   Delaware               100% T Holdings, Inc.                Bridge financing
 Finance, LLC

TBC V, Inc.                           Delaware               100% T Holdings, Inc.                Special purpose
                                                                                                  corporation

Breakthrough Funding LLP              Delaware               100% TBC V, Inc.                     Commercial finance

TBC Tax I, Inc.                       Delaware               100% M Credit, Inc.                  Special purpose
                                                                                                  corporation

TBC Tax II, Inc.                      Delaware               100% M Credit, Inc.                  Special purpose
                                                                                                  corporation

TBC Tax III, Inc.                     Delaware               100% M Credit, Inc.                  Special purpose
                                                                                                  corporation

TBC Tax IV, Inc.                      Delaware               100% M Credit, Inc.                  Special purpose
                                                                                                  corporation

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
TBC Tax V, Inc.                       Delaware               100% M Credit, Inc.                  Special purpose
                                                                                                  corporation

TBC Tax VI, Inc.                      Delaware               100% M Credit, Inc.                  Special purpose
                                                                                                  corporation

TBC Tax VII, Inc.                     Delaware               100% M Credit, Inc.                  Special purpose
                                                                                                  corporation

TBC Tax VIII, Inc.                    Delaware               100% M Credit, Inc.                  Special purpose
                                                                                                  corporation

TBC Tax IX, Inc.                      Delaware               100% M Credit, Inc.                  Special purpose
                                                                                                  corporation

The Plain Company                     Delaware               100% TEFS                            Special purpose
                                                                                                  corporation

Transamerica Distribution Finance     Delaware               100% TCFCI                           Holding company
 Corporation ("TDFC")

Transamerica Accounts Holding Corp.   Delaware               100% TDFC                            Holding company

ARS Funding Corporation               Delaware               100% Transamerica Accounts Holding   Dormant
                                                             Corporation

Transamerica Commercial Finance       Delaware               100% TIFC                            Finance company
 Corporation ("TCFC")

Transamerica Acquisition              Canada                 100% TCFCC                           Holding company
 Corporation, Canada

Transamerica Distribution Finance     Delaware               100% TCFC                            Commercial Finance
 Corporation - Overseas, Inc.
 ("TDFOI")

TDF Mauritius Limited                 Mauritius              100% TDFOI                           Mauritius holding
                                                                                                  company

Transamerica Apple Distribution       India                  69.94% TDF-Mauritius, Limited        Transamerica
 Finance Public Limited                                                                           Distribution Finance
                                                                                                  Joint Venture

Inventory Funding Trust               Delaware               100% TCFC                            Delaware Business Trust

Inventory Funding Company, LLC        Delaware               100% Inventory Funding Trust         Holding company

TCF Asset Management Corporation      Colorado               100% TCFC                            A depository for
                                                                                                  foreclosed real and
                                                                                                  personal property

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
Transamerica Distribution Finance     Illinois               100% TCFC                            Special purpose
 Insurance Services, Inc.                                                                         corporation

Transamerica Distribution Finance     Mexico                 99% TCFC                             Inactive
 Factorje S.A. DE C.V.

Transamerica Joint Ventures, Inc.     Delaware               100% TCFC                            Holding company

Amana Finance                         Illinois               50% Transamerica Joint Ventures,     Commercial finance
                                                             Inc.

American Standard Financial Services  Illinois               50% Transamerica Joint Ventures,     Finance
                                                             Inc.

Penske Financial Services LLC         Delaware               50% Transamerica Joint Ventures,     Commercial finance
                                                             Inc.

Polaris Acceptance                    Illinois               50% Transamerica Joint Ventures,     Commercial finance
                                                             Inc.

Transamerica Inventory Finance        Delaware               100% TDFC                            Holding company
 Corporation ("TIFC")

Transamerica GmbH, Inc.               Delaware               100% TIFC                            Holding company

Transamerica                          Netherlands            100% Trans. GmbH, Inc.               Commercial lending in
 Fincieringsmaatschappij B.V.                                                                     Europe

BWAC Seventeen, Inc.                  Delaware               100% TIFC                            Holding company

Transamerica Commercial Finance       Ontario                100% BWAC Seventeen, Inc.            Dormant
 Canada, Limited

Transamerica Commercial Finance       Canada                 100% BWAC Seventeen, Inc.            Commercial finance
 Corporation, Canada

Cantrex Group Inc.                    Quebec                 76% TACC                             Buying group and retail
                                                                                                  merchant services

2953-9087 Quebec Inc.                 Quebec                 100% Cantrex Group, Inc.             Dormant

Corbeil Electrique, Inc.              Quebec                 100% Cantrex Group, Inc.             Dormant

Prestex Marketing, Inc.               Quebec                 100% Cantrex Group, Inc.             Dormant

BWAC Twenty-One, Inc.                 Delaware               100% TIFC                            Holding company

ODBH Ltd/Harley Davidson Acceptance   United Kingdom         100% BWAC Twenty-One, Inc.           Finance

Transamerica Technology Services      United Kingdom         100% TCFL                            Inactive
 Limited

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
Transamerica Commercial Finance       U.K.                   100% Transamerica Commercial         Commercial lending
 Limited ("TCFL")                                            Holdings Limited

TDF Credit Insurance Services         U.K.                   100% TCFL                            Credit insurance
 Limited                                                                                          brokerage

Whirlpool Financial Corporation       Poland                 100% TCFL                            Inactive - commercial
 Polska Spozoo                                                                                    finance

Transamerica Commercial Holdings      U.K.                   33% BWAC Twenty-One Inc.             Holding company
 Limited

Transamerica Trailer Leasing Limited  New York               100% Transamerica Commercial         Special purpose
                                                             Holdings Limited                     corporation

Transamerica Distribution Capital     Spain                  100% Transamerica Commercial         Inactive
 Services, Iberica                                           Holdings Limited

Transamerica Commercial Finance       France                 100% TIFC                            Factoring company
 France S.A.

Transamerica GmbH                     Frankfurt, Germany     100% GmbH                            Commercial lending in
                                                                                                  Germany

Transamerica Retail Financial         Delaware               100% TDFC                            Provides retail
 Services Corporation ("TRFSC")                                                                   financing

Transamerica Bank, NA                 Delaware               100% TRFSC                           Bank

Transamerica Consumer Finance         Delaware               100% TRFSC                           Consumer finance
 Holding Company ("TCFHC")                                                                        holding company

Transamerica Mortgage Company         Delaware               100% TCFHC                           Consumer mortgages

Transamerica Consumer Mortgage        Delaware               100% TCFHC                           Securitization company
 Receivables Company

Metropolitan Mortgage Company         Florida                100% TCFHC                           Consumer mortgages

First Florida Appraisal Services,     Florida                100% Metropolitan Mtg. Co.           Appraisal and
 Inc.                                                                                             inspection services

First Georgia Appraisal Services,     Georgia                100% First FL App. Srvc, Inc.        Appraisal services
 Inc.

Freedom Tax Services, Inc.            Florida                100%. Metropolitan Mtg. Co.          Property tax
                                                                                                  information services

J.J. & W. Advertising, Inc.           Florida                100% Metropolitan Mtg. Co.           Advertising and
                                                                                                  marketing services

J.J. & W. Realty Services, Inc.       Florida                100% Metropolitan Mtg. Co.           To hold problem REO
                                                                                                  properties

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
Liberty Mortgage Company of  Ft.      Florida                100% Metropolitan Mtg. Co.           No active business/Name
 Myers, Inc.                                                                                      holding only

Metropolis Mortgage Company           Florida                100% Metropolitan Mtg. Co.           No active business/Name
                                                                                                  holding only

Perfect Mortgage Company              Florida                100% Metropolitan Mtg. Co.           No active business/Name
                                                                                                  holding only

Transamerica Vendor Financial         Delaware               100% TDFC                            Provides commercial
 Service Corporation                                                                              leasing

Transamerica Distribution Finance     Mexico                 99% TCFC                             Holding company in
 Corporation de Mexico S. de R.L.                                                                 Mexican subsidiaries
 de C.V.

TDF de Mexico S. de R.L. de C.V.      Mexico                 99% TDFC Mex                         Service company for
                                                                                                  Whirlpool receivables

Transamerica Corporate Services De    Mexico                 99% TDFC Mex                         Holds employees
 Mexico S. de R.L. de CV

Transamerica Distribution Finance     Mexico                 99% TCFC                             Finance company
 Factorje S.A. de C.V.

Transamerica Distribution Finance     Illinois               100% TCFC                            Finance company
 Insurance Services, Inc.

Transamerica Flood Hazard             Delaware               100% TFC                             Flood Zone
 Certification, Inc.                                                                              certification service

Transamerica Home Loan                California             100% TFC                             Consumer mortgages

Transamerica Lending Company          Delaware               100% TFC                             In liquidation - lending

Transamerica Public Finance, LLC      Delaware               70% TFC                              Financial Services

Transamerica Financial Products,      California             100% Transamerica Corp.              Investments
 Inc.

Transamerica Insurance Corporation    Iowa                   100% TIHI                            Holding company
 ("TIC")

Plaza Insurance Sales Inc.            California             100% TIC                             Casualty insurance
                                                                                                  placement

Transamerica Advisors, Inc.           California             100% TIC                             Retail sale of
                                                                                                  investment advisory
                                                                                                  services

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
Transamerica Annuity Services Corp.   New Mexico             100% TIC                             Performs services
                                                                                                  required for structured
                                                                                                  settlements

Transamerica Financial Advisors,      Delaware               100% TIC                             Retail sale of
 Inc.                                                                                             securities products

Financial Resources Insurance         Texas                  100% Transamerica Fin. Adv.          Retail sale of
 Agency of Texas                                                                                  securities products

TBK Insurance Agency of Ohio, Inc.    Ohio                   100% Transamerica Fin Adv.           Variable insurance
                                                                                                  contract sales in state
                                                                                                  of Ohio

Transamerica Financial Resources      Alabama                100% Transamerica Fin. Adv.          Insurance agent & broker
 Agency of Alabama, Inc.

Transamerica Financial Resources      Massachusetts          100% Transamerica Fin. Adv.          Insurance agent & broker
 Ins. Agency of Massachusetts, Inc.

Transamerica International            Delaware               100% TIC                             Holding & administering
 Insurance Services, Inc. ("TIISI")                                                               foreign operations

AEGON Canada Inc. ("ACI")             Canada                 100% TIHI                            Holding company

Transamerica Life Canada              Canada                 100% ACI                             Life insurance company

Home Loans and Finance Ltd.           U.K.                   100% TIISI                           Inactive

Transamerica Occidental Life          Iowa                   100% TIC                             Life insurance
 Insurance Company ("TOLIC")

NEF Investment Company                California             100% TOLIC                           Real estate development

Transamerica China Investments        Hong Kong              99% TOLIC                            Holding company
 Holdings Limited

Transamerica Life Insurance and       N. Carolina            100% TOLIC                           Life insurance
 Annuity Company ("TALIAC")

Transamerica Assurance Company        Missouri               100% TALIAC                          Life and disability
                                                                                                  insurance

Gemini Investments, Inc.              Delaware               100% TALIAC                          Investment subsidiary

Transamerica Life Insurance Company   New York               100% TOLIC                           Insurance sales
 of New York

Transamerica South Park Resources,    Delaware               100% TOLIC                           Market analysis
 Inc.

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
Transamerica Variable Insurance Fund  Maryland               100% TOLIC                           Mutual Fund

USA Administration Services, Inc.     Kansas                 100% TOLIC                           Third party
                                                                                                  administrator

Transamerica Products, Inc. ("TPI")   California             100% TIC                             Holding company

Transamerica Products I, Inc.         California             100% TPI                             Co-general partner

Transamerica Securities Sales Corp.   Maryland               100% TIC                             Life insurance sales

Transamerica Service Company          Delaware               100% TIC                             Passive loss tax service

Transamerica International RE         Bermuda                100% TAC                             Reinsurance
 (Bermuda) Ltd.

Transamerica Intellitech, Inc.        Delaware               100% TFC                             Real estate information
                                                                                                  and technology services

Transamerica International            Delaware               100% TAC                             Holding company
 Holdings, Inc. ("TIHI")

Transamerica Investment Services,     Delaware               100% TAC                             Investment adviser
 Inc. ("TISI")

Transamerica Income Shares, Inc.      Maryland               100% TISI                            Mutual fund

Transamerica Real Estate Tax          Delaware               100% TFC                             Real estate tax
 Service, Inc.                                                                                    reporting and
                                                                                                  processing services

Transamerica Realty Services, Inc.    Delaware               100% TAC                             Real estate investments
 ("TRS")

Bankers Mortgage Company of CA        California             100% TRS                             Investment management

Pyramid Investment Corporation        Delaware               100% TRS                             Real estate company

The Gilwell Company                   California             100% TRS                             Ground lessee of 517
                                                                                                  Washington Street, San
                                                                                                  Francisco

Transamerica Affordable Housing,      California             100% TRS                             General partner LHTC
 Inc.                                                                                             Partnership

Transamerica Minerals Company         California             100% TRS                             Owner and lessor of oil
                                                                                                  and gas properties

Name                                  Jurisdiction of        Percent of Voting Securities
                                      Incorporation          Owned                                Business
Transamerica Oakmont Corporation      California             100% TRS                             General partner
                                                                                                  retirement properties

Auto Funding Services, LLC            Delaware               100% TBCC                            Commercial lending

TBCC Funding II, L.L.C.               Delaware               100% TBCC Funding Trust II           Special purpose
                                                                                                  corporation

Private Label Funding LLC             Delaware               100% TBCC Funding Trust II           Special purpose
                                                                                                  corporation

TBCC Funding Trust II                 Delaware               100% TCFCI                           Trust

TBCC Funding I, L.L.C.                Delaware               100% TBCC Funding I, LLC             Special purpose
                                                                                                  corporation

TBCC Funding Trust I                  Delaware               100% TCFCI                           Trust

Direct Capital Partners, LLC          Delaware               Various members                      Investment banking

Inland Water Transportation LLC       Delaware               100% Direct Capital Partners, L.P.   Finance barges

Direct Capital Partners, L.P.         Delaware               100% Direct Capital Partners, LLC    Investment banking

Transamerica Business Capital         Delaware               100% TCFCI                           Commercial lending
 Corporation

Transamerica Technology Finance       Delaware               100% TCFCI                           Commercial lending
 Corporation

Item 27.  Number of Policy Owners

          As of December 31, 2001 there were 8452 Owners Policies.

Item 28.  Indemnification

          Transamerica's Bylaws provide in Article VIII as follows:

          Section 1. Indemnification: (a) The Corporation shall indemnify to the
                     ---------------
fullest extent now or hereafter provided for or permitted by law each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the Corporation or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the Corporation, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the Corporation, or (ii) is or was serving, at the request of the Corporation, as a director, officer, or in any other capacity, of any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorneys' fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided in Subsection (b) below.

     (b) No indemnification shall be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification shall be made with respect to any Proceeding initiated by any such person against the Corporation, or a director or officer of the Corporation, other than to enforce the terms of this Article VIII, unless such Proceeding was authorized by the Board of Directors. Further, no indemnification shall be made with respect to any settlement or compromise of any Proceeding unless and until the Corporation has consented to such settlement or compromise.

     (c) Written notice of any Proceeding for which indemnification may be sought by any person shall be given to the Corporation as soon as practicable. The Corporation shall then be permitted to participate in the defense of any such proceeding or, unless conflicts of interest or position exist between such person and the Corporation in the conduct of such defense, to assume such defense. In the event that the Corporation assumes the defense of any such Proceeding, legal counsel selected by the Corporation shall be reasonably acceptable to such person. After such an assumption, the Corporation shall not be liable to such person for any legal or other expenses subsequently incurred unless such expenses have been expressly authorized by the Corporation. In the event that the Corporation participates in the defense of any such Proceeding, such person may select counsel to represent him in regard to such a Proceeding; however, such person shall cooperate in good faith with any request that common counsel be utilized by the parties to any Proceeding who are similarly situated, unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

     (d) In making any determination regarding any person's entitlement to indemnification hereunder, it shall be presumed that such person is entitled to indemnification, and the Corporation shall have the burden of proving the contrary.

     Section 2. Advancement of Expenses. Except in the case of a Proceeding
                -----------------------
against a director, officer, or other person specifically approved by the Board of Directors, the Corporation shall, subject to Section 1 of this Article VIII above, pay expenses actually and reasonably incurred by or on behalf of such a person in defending any Proceeding in advance of the final disposition of such Proceeding. Such payments shall be made promptly upon receipt by the Corporation, from time to time, of a written demand by such person for such advancement, together with an undertaking by or on behalf of such person to repay any expenses so advanced to the extent that the person receiving the advancement is ultimately found not to be entitled to indemnification for part or all of such expenses.

     Section 3. Rights Not Exclusive. The rights to indemnification and
                --------------------
advancement of expenses granted by or pursuant to this Article VIII (i) shall not limit or exclude, but shall be in addition to, any other rights which may be granted by or pursuant to any statute, corporate charter, by-law, resolution of stockholders or directors or agreement, (ii) shall be deemed to constitute contractual obligations of the Corporation to any person who serves in a capacity referred to in Section 1 of this Article VIII at any time while this
Article VIII is in effect, (iii) shall continue to exist after the repeal or modification of this Article VIII with respect to events occurring prior thereto and (iv) shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the estate, spouse, heirs, executors, administrators or assigns of such person. It is the intent of this Article VIII to require the Corporation to indemnify the persons referred to herein for the aforementioned judgments, amounts paid in settlement, and expenses, including attorneys' fees, in each and every circumstance in which such indemnification could lawfully be permitted by express provisions of by-laws, and the indemnification required by this Article VIII shall not be limited by the absence of an express recital of such circumstances.

     Section 4. Indemnification of Employees and Others. The Corporation may,
                ---------------------------------------
from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the Corporation or to any person serving at the request of the Corporation as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

     Section 5. Authorization of Contracts. The Corporation may, with the
                --------------------------
approval of the Board of Directors, enter into an agreement with any person who is, or is about to become, a director, officer, employee or agent of the Corporation, or who is serving, or is about to serve, at the request of the Corporation, as a director, officer, or in any other capacity, of any other Enterprise, which agreement may provide for indemnification of such person and advancement of expenses to such person upon terms, and to the extent, not prohibited by law. The failure to enter into any such agreement shall not affect or limit the rights of any such person under this Article VIII.

     Section 6. Insurance. The Corporation may purchase and maintain insurance
                ---------
to indemnify the Corporation and any person eligible to be indemnified under this Article VIII within the limits permitted by law.

     Section 7. Severability. If any provision of this Article VIII is
                ------------
determined at any time to be unenforceable in any respect, the other provisions shall not in any way be affected or impaired thereby.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling person of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by the director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     The directors and officers of Transamerica Life Insurance Company of New York are covered under a Directors and Officers liability program which includes direct coverage to directors and officers (Coverage A) and for corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. The term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. The term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission actually or allegedly caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $95,000,000 for Coverage A and $80,000,000 for Coverage B for the policy year 11/15/98 to 11/15/2000. Coverage B is subject to a self insured retention of $15,000,000. The primary policy is with CNA Lloyds, Gulf, Chubb and Travelers.

Item 29.  Principal Underwriter

AFSG Securities Corporation
4333 Edgewood Road N.E.
Cedar Rapids, IA  52499-0001

The directors and officers of AFSG Securities Corporation are as follows:

Larry N. Norman                    Anne Spaes
Director and President             Director and Vice President

Lisa Wachendorf                    Darin Smith
Director, Vice President and       Vice President and
Chief Compliance Officer           Assistant Secretary

Thomas R. Moriarty                 Emily Bates
Vice President                     Assistant Treasurer

Priscilla Hechler                  Clifton Flenniken
Assistant Vice President and       Assistant Treasurer
Assistant Secretary

Teresa Stolba
Assistant Compliance Officer

The principal business address of each person listed is AFSG Securities corporation, 4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

Prior to May 1, 2002, Transamerica Securities Sales Corporation ("TSSC") and Transamerica Financial Resources ("TFR") were co-principal underwriters of the contracts. TSCC and TFR received $1,770,774.93 and $7,700,616.77 from the Registrant for the years ending December 31, 2001 and December 31, 2000, respectively, for its services in distributing the contracts. No other commission or compensation was received by TSSC or TFR, directly or indirectly, from the Registrant during the fiscal year. As of May 1, 2002, AFSG Securities Corporation, an affiliate of Transamerica, is the principal underwriter of the contracts and may enter into agreements with broker-dealers for the distribution of the contracts.

AFSG Securities Corporation serves as the principal underwriter for Separate Account VA B, the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VL A and Legacy Builder Variable Life Separate Account. These accounts are separate accounts of Transamerica Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account VA BNY, Separate Account C, AUSA Series Life Account, AUSA Series Annuity Account and AUSA Series Annuity Account B. These accounts are separate accounts of AUSA Life Insurance Company, Inc.

AFSG Securities Corporation serves as principal underwriter for Separate Account I, Separate Account II and Separate Account V. These accounts are separate accounts of Peoples Benefit Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for WRL Series Life Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Company of Ohio.

AFSG Securities Corporation also serves as principal underwriter for Separate Account VA G, Separate Account VA H, Separate Account VA-2L and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.

AFSG Securities Corporation also serves as principal underwriter for Separate Account VA-2LNY. This account is a separate account of Transamerica Life Insurance Company of New York.

Item 30. Location and Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by Transamerica or the Service Office at their administrative offices.

Item 31. Management Services

All management contracts are discussed in Parts A or B.

Items 32. Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any Application to purchase a Policy offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or
     (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica at the address or phone number listed in the Prospectus.

(d) Transamerica hereby represents that the fees and the charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

                                  SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and has caused this Registration Statement to be signed on its behalf, by the undersigned in the City of Los Angeles, State of California on the 26 day of April, 2002.

                                       SEPARATE ACCOUNT VA-2LNY

                                       TRANSAMERICA LIFE INSURANCE
                                       COMPANY OF NEW YORK
                                       (DEPOSITOR)


                                       By:  /s/ William M. Hurst
                                          --------------------------------
                                          William M. Hurst
                                          Assistant Secretary

    As Required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



Signature                               Title                                        Date
---------                               -----                                        ----

                              *         Chairman, CEO,                                ____________, 2002
_______________________________         President and Director
Tom A. Schlossberg

                              *         Senior Vice President,                        ____________, 2002
_______________________________         Chief Actuary, Chief Operating
Robert S. Rubinstein                    Officer, Secretary and Director

                              *
_______________________________         Vice President - Administration,              ____________, 2002
Alexander Smith, Jr.                    Controller and Director

                              *         Director                                      ____________, 2002
_______________________________
Marc C. Abrahams

                              *
_______________________________         Director                                      ____________, 2002
James T. Byrne, Jr.

                              *
_______________________________         Director                                      ____________, 2002
Robert F. Colby

                              *
_______________________________         Director                                      ____________, 2002
Colette F. Vargas

/s/ William M. Hurst                    Attorney -in-Fact pursuant to                     April 26, 2002
-------------------------------         powers of attorney filed previously
*By:  William M. Hurst                  and herewith, and in his own
                                        capacity as Assistant Secretary

                                                                Registration No.
                                                                        33-55152



                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                _______________

                                   EXHIBITS

                                      TO

                                   FORM N-4

                            REGISTRATION STATEMENT

                                     UNDER

                          THE SECURITIES ACT OF 1933

                                      FOR

                     DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE

                                _______________

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.     Description of Exhibit                                     Page No./*/
-----------     ----------------------                                     -----------
(3)(j)          Principal Underwriting Agreement by and between AFSG
                Securities Corporation and Transamerica Life Insurance
                Company of New York on its own behalf and on behalf of
                its separate investment accounts

(3)(j)(1) Form of Amendment to Principal Underwriting Agreement by and between AFSG Securities Corporation and Transamerica
                Life Insurance Company of New York on its own behalf and on behalf of its separate investment accounts

(8)(g)(3) Form of Amendment No. 20 to Participation Agreement among AEGON/Transamerica Series Fund, Inc., Transamerica
                Life Insurance Company, AUSA Life Insurance Company,
                Inc., Peoples Benefit Life Insurance Company,
                Transamerica Occidental Life Insurance Company and
                Transamerica Life Insurance and Annuity Company

(10)(b)         Consent of Independent Auditors






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